UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08231

SPIRIT OF AMERICA INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Address of principal executive offices) (Zip code)

Mr. David Lerner

David Lerner Associates

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-516-390-5565

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

SEMI-ANNUAL REPORT

JUNE 30, 2014

MESSAGE TO OUR SHAREHOLDERS (UNAUDITED)

Dear Shareholder,

We are happy to have this opportunity to share with you, our shareholders, the Semiannual Report for the Spirit of America Real Estate Income and Growth Fund. This includes a review of our performance in the first half of 2014, in addition to our thoughts on the economy, and the securities markets.

At Spirit of America Investment Funds, our team takes a comprehensive approach to investing. We analyze economic trends, and evaluate industries that could benefit from those trends. Based upon this analysis, we select investments we believe are positioned to provide the best potential returns. Our portfolio managers utilize their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis.

Despite the implementation of new labor laws and a weather related pause our country faced in the first quarter, we see indications that the economy continued to grow in the first half of 2014, and began to accelerate mid-year. As the economy recovered, we found opportunities to accumulate stocks at what we believe were attractive valuations.

The Spirit of America Real Estate Income and Growth Fund’s investment philosophy continues to be to seek enduring value in the infrastructure of America by investing in real estate companies which own office buildings, shopping malls, hotels, apartments, and other income producing assets. Our goal is to maximize total return to shareholders by benefitting from the income generated through the rental of these properties, while also participating in potential long term appreciation of asset values.

We thank you for your continued support, and look forward to your future investment in the Spirit of America Real Estate Income and Growth Fund.

Sincerely,

David Lerner	Raymond Mathis
President	Portfolio Manager
Spirit of America Investment Fund, Inc.

REAL ESTATE INCOME AND GROWTH FUND	1

MANAGEMENT DISCUSSION (UNAUDITED)

Economic Summary

Economic growth remained positive over the first half of 2014 despite the potential drag from the implementation of the affordable care act, Federal Reserve tapering of its quantitative easing program, and adverse weather related to the Polar Vortex in the first quarter. Fortunately, growth within the U.S. accelerated toward mid-year, with real GDP improving 4% in the second quarter, more than making up for a revised 2.1% decline in the first quarter. The sudden acceleration in real GDP can primarily be attributed to a rebound in durable goods and private investment, in addition to growth in inventories. Estimates for full year 2014 real GDP growth average 1.8%.

The employment picture continues to improve, with the US adding more than 200,000 non-farm jobs for several months in a row. Notably, by July the unemployment reading dropped to 6.2%, a fifty basis point decline from 2013 year end. First time jobless claims remain well below levels seen in the prior five years, and recently dipped below 300,000. These are both very positive signs for future economic growth.

We believe that the economy will continue to expand as we head into the second half of 2014, and perhaps accelerate as the year progresses. Leading economic indicators improved in the second half of the year, driven by improvements financial conditions, and an accommodative Federal Reserve. Although the Fed has begun to taper its Quantitative Easing program, after a sharp decline in new mortgage originations, including of the rollover of matured/refinanced mortgages the Fed continues to buy a significant portion of mortgage backed securities. As such, we will continually reposition our investment

portfolio to best take advantage of the opportunities we see in the constantly changing economic environment.

Market Summary

For the first half of 2014, the S&P 500 provided a total return of 7.1%. Shares of companies in the Financial Sector have generally been more volatile than the broader market. With much of the uncertainty surrounding the implementation of Dodd-Frank financial overhaul legislation, and the potential for changes in Federal Reserve policy, stocks in the Financial Sector generally underperformed the broader market in the first half of 2014.

As members of the financial sector, REITs were not immune from these concerns. However, as the Fed began to discuss tapering quantitative easing in the second half of 2013, investors adjusted their expectations. As a result, we believe REIT shares adequately reflected the potential policy changes, and were priced accordingly. As a result, after falling in the second half of 2013, the MSCI US REIT index rebounded 17.7% in the first half of 2014.

We believe real estate companies have continued to benefit from improving financial conditions, positive underlying fundamentals, and stronger balance sheets. Unlike private property owners, publicly traded REITs have been able to access the public capital markets to issue bonds, preferred stock, and raise common equity. Many REITs have sought to call preferred stock and redeem maturing bonds while issuing new securities at lower interest rates. As a result, we believe publicly traded REITs, with their lower cost of capital, will continue to outperform the private real estate markets over the near term.

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Fund Summary

The Spirit of America Real Estate Income and Growth Fund, SOAAX (the “Fund”), remained diversified across several property types, and many geographic areas. Relative to our benchmark index, the Fund was most underweight Healthcare, Office, and Regional Mall REITs. Given the sharp decline in home ownership and an increased propensity to rent, the fund was on average most overweight Apartment REITs and Hotel REITs. The fund’s overweight position in hotel shares was predicated on a rebound in business travel given rising corporate profits. It is also worth noting that the Fund had an allocation to Master Limited Partnerships (MLPs), and as such had a weighting in Pipelines that was not included in the index. In addition, the Fund sought to take advantage of what we viewed to be a mispricing of Mortgage REIT shares, building a position in the first quarter of 2014.

Return Summary

The Spirit of America Real Estate Income and Growth Fund, SOAAX (the “Fund”), had a total return of 19.09% (no load, gross of fees) for the six months ending June 30, 2014 (Source: Huntington Asset Services). This compares to the 17.68% returned by its benchmark, the MSCI US REIT Index, for the same period. That result does not take the maximum front end sales charge of 5.25% or the expense ratio of 1.58% for Class A shares into account.

The Fund’s outperformance relative to its benchmark was primarily due to its underweight allocation to and stock selection within Office REITs, and the decision to add refining MLPs to the fund. Stock selection within Shopping Center REITs and Mortgage REITs also aided returns. The largest detractor from fund performance was the Fund’s stock selection within the Diversified REIT space, followed by cash drag.

Including sales charge and expenses, as of June 30, 2014 the Fund’s one year return was 8.49%. The annualized five year return was 21.48% per year, while the average annual return over the past ten years was 4.50%, (Source: Huntington Asset Services).

REAL ESTATE INCOME AND GROWTH FUND	3

Summary of Portfolio Holdings (Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America Real Estate Income and Growth Fund

June 30, 2014

Office Space (REITs)	16.81%	$21,715,625
Apartments (REITs)	15.10	19,503,079
Regional Malls (REITs)	12.28	15,854,720
Energy	10.67	13,780,752
Diversified (REITs)	10.43	13,471,052
Hotels (REITs)	10.35	13,365,273
Shopping Centers (REITs)	6.60	8,518,163
Health Care (REITs)	5.13	6,631,946
Industrial (REITs)	3.87	4,994,702
Storage (REITs)	3.09	3,991,975
Manufactured Homes (REITs)	2.20	2,840,124
Financials	1.90	2,459,700
Net Lease (REITs)	0.88	1,136,000
Utilities	0.39	499,290
Cash Equivalents	0.30	382,147
Total Investments	100.00%	$129,144,548

4	SPIRIT OF AMERICA

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graphs shown compare the increase in value of a $10,000 investment in the Spirit of America Real Estate Income and Growth Fund – Class A with the performance of the MSCI US REIT Index. The values and returns for the Spirit of America Real Estate Income and Growth Fund – Class A include reinvested distributions, and the impact of the maximum sales charge of 5.25% placed on purchases. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Average Annual Total Returns

For the Periods Ended June 30, 2014

Six Months (with sales charge)	11.90%	[a]
Six Months (without sales charge)	18.12%
1 Year (with sales charge)	8.49%	[a]
1 Year (without sales charge)	14.49%
5 Years (with sales charge)	21.48%	[a]
5 Years (without sales charge)	22.79%
10 Years (with sales charge)	4.50%	[a]
10 Years (without sales charge)	5.07%

Past performance is not indicative of future results.

a	Reflects a 5.25% front-end sales charge.

Growth of $10,000

(includes one-time 5.25% maximum sales charge and reinvestment of all distributions)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-452-4892.

The Morgan Stanley Capital International (“MSCI”) US REIT Index is an unmanaged index. The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

REAL ESTATE INCOME AND GROWTH FUND	5

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD JANUARY 1, 2014 TO JUNE 30, 2014

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America Real Estate Income and Growth Fund

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$1,181.20	1.58%	$8.55
Hypothetical 5% Return	$1,000.00	$1,016.96	1.58%	$7.91

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period (181), multiplied by the number of days in the period, then divided by 365.

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS	JUNE 30, 2014 (UNAUDITED)

	Shares	Market Value

Common Stocks 96.36%

Apartments (REITs) 14.91%
Apartment Investment & Management Co., Class A	117,600	$3,794,952
AvalonBay Communities, Inc.	30,000	4,265,700
Camden Property Trust	40,000	2,846,000
Equity Residential	58,800	3,704,400
Essex Property Trust, Inc.	12,971	2,398,468
Mid-America Apartment Communities, Inc.	20,000	1,461,000
Trade Street Residential, Inc.	29,439	220,498
UDR, Inc.	28,364	812,061
		19,503,079

Diversified (REITs) 9.83%
Digital Realty Trust, Inc.	90,300	5,266,296
DuPont Fabros Technology, Inc.	176,700	4,763,832
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	18,526	265,663
Lexington Realty Trust	135,000	1,486,350
Vornado Realty Trust	10,000	1,067,300
		12,849,441

Energy 10.10%
Atlas Resource Partners LP	50,000	1,014,000
Calumet Specialty Products Partners LP	70,830	2,252,394
DCP Midstream Partners LP	11,000	627,000
Enbridge Energy Management LLC *	1	36
Enterprise Products Partners LP	39,601	3,100,362
Kinder Morgan Energy Partners LP	15,000	1,233,150
Marlin Midstream Partners LP	29,000	591,310
Targa Resources Partners LP	30,000	2,157,600
Western Gas Partners LP	14,980	1,145,670
Williams Partners LP	20,000	1,085,800
		13,207,322

Financials 1.88%
Arlington Asset Investment Corp.	90,000	2,459,700

Health Care (REITs) 5.07%
HCP, Inc.	50,000	2,069,000
Health Care REIT, Inc.	34,300	2,149,581
Ventas, Inc.	37,650	2,413,365
		6,631,946

See accompanying notes to financial statements.

REAL ESTATE INCOME AND GROWTH FUND	7

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Shares	Market Value

Hotels (REITs) 9.04%
Ashford Hospitality Trust, Inc.	117,500	$1,355,950
Chesapeake Lodging Trust	10,000	302,300
DiamondRock Hospitality Co.	200,000	2,564,000
FelCor Lodging Trust, Inc.	177,700	1,867,627
LaSalle Hotel Properties	25,000	882,250
Pebblebrook Hotel Trust	38,414	1,419,781
RLJ Lodging Trust	45,000	1,300,050
Ryman Hospitality Properties, Inc.	20,000	963,000
Strategic Hotels & Resorts, Inc. *	100,000	1,171,000
		11,825,958

Industrial (REITs) 3.82%
First Industrial Realty Trust, Inc.	30,000	565,200
ProLogis, Inc.	107,800	4,429,502
		4,994,702

Manufactured Homes (REITs) 2.17%
Equity Lifestyle Properties, Inc.	15,050	664,608
Sun Communities, Inc.	43,650	2,175,516
		2,840,124

Net Lease (REITs) 0.87%
Spirit Realty Capital, Inc.	100,000	1,136,000

Office Space (REITs) 16.61%
American Capital Agency Corp.	50,000	1,170,500
Annaly Capital Management, Inc.	50,000	571,500
BioMed Realty Trust, Inc.	120,000	2,619,600
Boston Properties, Inc.	24,000	2,836,320
City Office REIT, Inc.	52,000	659,360
CyrusOne, Inc.	27,837	693,141
CYS Investments, Inc.	150,000	1,353,000
Gramercy Property Trust, Inc.	220,400	1,333,420
Hatteras Financial Corp.	70,000	1,386,700
Hudson Pacific Properties, Inc.	68,900	1,745,926
Kilroy Realty Corp.	60,000	3,736,800
NorthStar Realty Finance Corp.	68,000	1,181,840
Orchid Island Capital, Inc.	20,000	261,200
SL Green Realty Corp.	19,800	2,166,318
		21,715,625

See accompanying notes to financial statements.

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Shares	Market Value

Regional Malls (REITs) 12.12%
CBL & Associates Properties, Inc.	83,200	$1,580,800
General Growth Properties, Inc.	40,000	942,400
Glimcher Realty Trust	100,000	1,083,000
Macerich Co.(The)	39,600	2,643,300
Simon Property Group, Inc.	49,000	8,147,720
Tanger Factory Outlet Centers, Inc.	20,000	699,400
Taubman Centers, Inc.	10,000	758,100
		15,854,720

Shopping Centers (REITs) 6.51%
DDR Corp.	75,000	1,322,250
Federal Realty Investment Trust	29,400	3,555,048
Kimco Realty Corp.	74,250	1,706,265
Regency Centers Corp.	20,000	1,113,600
Weingarten Realty Investors	25,000	821,000
		8,518,163

Storage (REITs) 3.05%
CubeSmart	20,000	366,400
Extra Space Storage, Inc.	25,000	1,331,250
Sovran Self Storage, Inc.	29,700	2,294,325
		3,991,975

Utilities 0.38%
Amerigas Partners LP	11,000	499,290

Total Common Stocks
(Cost $84,504,489)		126,028,045

Preferred Stocks 2.09%

Diversified (REITs) 0.47%
Digital Realty Trust, Inc., Series H, 7.38%	16,313	416,471
DuPont Fabros Technology, Inc., Series B, 7.63%	7,800	205,140
		621,611

Energy 0.44%
Atlas Pipeline Partners LP, Series E, 8.25%	3,000	76,830
Vanguard Natural Resources LLC, Series B, 7.63%	20,000	496,600
		573,430

See accompanying notes to financial statements.

REAL ESTATE INCOME AND GROWTH FUND	9

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Shares	Market Value

Hotels (REITs) 1.18%
Chesapeake Lodging Trust, Series A, 7.75%	10,000	$266,000
FelCor Lodging Trust, Inc., Series C, 8.00%	28,500	735,300
Sunstone Hotel Investors, Inc., Series D, 8.00%	20,488	538,015
		1,539,315
Total Preferred Stocks
(Cost $2,384,990)		2,734,356

Money Market 0.29%
Fidelity Institutional Money Market Funds — Prime Money Market Portfolio, 0.06% (a)	382,147	382,147

Total Money Market
(Cost $382,147)		382,147

Total Investments — 98.74%
(Cost $87,271,626**)		129,144,548
Other Assets in Excess of Liabilities — 1.26%		1,641,834

NET ASSETS — 100.00%		$130,786,382

(a)	Rate disclosed is the seven day yield as of June 30, 2014.
*	Non-income producing security.

REIT - Real Estate Investment Trust

**	Aggregate cost for federal income tax purposes is $87,271,725 and net unrealized appreciation consists of:

Gross unrealized appreciation	$42,357,946
Gross unrealized depreciation	(485,123)
Net unrealized appreciation	$41,872,823

See accompanying notes to financial statements.

10	SPIRIT OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES	JUNE 30, 2014 (UNAUDITED)

ASSETS
Investments in securities at value (cost $87,271,626) (Note 1)	$129,144,548
Receivable for Fund shares sold	189,397
Dividends and interest receivable	665,041
Receivable for investments sold	1,223,614
Prepaid expenses	27,189
TOTAL ASSETS	131,249,789

LIABILITIES
Payable for Fund shares redeemed	179,144
Payable for investment advisory fees	103,688
Payable for accounting and administration fees	8,965
Payable for distribution fees (Note 3)	32,069
Payable for distributions to shareholders	74,830
Payable to custodian	1,990
Payable for audit fees	12,479
Payable for printing fees	11,590
Payable for transfer agent fees	33,077
Other accrued expenses	5,575
TOTAL LIABILITIES	463,407
NET ASSETS	$130,786,382

Class A Shares
Net assets applicable to 10,866,117 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$130,786,382
Net asset value and redemption price per share ($130,786,382 ÷ 10,866,117 shares)	$12.04
Maximum offering price per share ($12.04 ÷ 0.9475)	$12.71

SOURCE OF NET ASSETS
As of June 30 2014, net assets consisted of:
Paid-in capital	$95,281,709
Accumulated undistributed net investment income	1,159,775
Accumulated net realized loss on investments	(7,528,024)
Net unrealized appreciation on investments	41,872,922
NET ASSETS	$130,786,382

See accompanying notes to financial statements.

REAL ESTATE INCOME AND GROWTH FUND	11

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2014 (Unaudited)

INVESTMENT INCOME
Dividends	$3,012,509
Interest	97
TOTAL INVESTMENT INCOME	3,012,606

EXPENSES
Investment Advisory fees (Note 3)	615,080
Distribution fees - Class A (Note 3)	190,232
Accounting and Administration fees	45,811
Auditing fees	13,779
Chief Compliance Officer salary (Note 3)	2,633
Custodian fees	6,321
Directors' fees	7,789
Legal fees	8,959
Printing expense	28,944
Transfer Agent fees	55,917
Line of credit fees	2,590
Interest expense	763
Other expenses	23,660
NET EXPENSES	1,002,478
NET INVESTMENT INCOME	2,010,128

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investment transactions	12,124,383
Net realized gain from option transactions	1,726
Net change in unrealized appreciation/depreciation of investments	7,075,124
Net realized and unrealized gain on investments	19,201,233
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,211,361

See accompanying notes to financial statements.

12	SPIRIT OF AMERICA

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013

OPERATIONS
Net investment income	$2,010,128	$471,147
Net realized gain on investment and option transactions	12,126,109	12,742,840
Net change in unrealized appreciation/depreciation of investments	7,075,124	(9,629,642)
Net increase in net assets resulting from operations	21,211,361	3,584,345

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investments income:
Class A	(850,353)	(470,623)
Class B (a)	—	(524)
Total distributions from net investment income	(850,353)	(471,147)
Return of capital:
Class A	—	(1,136,892)
Total distributions from return of capital to shareholders	—	(1,136,892)
Total distributions to shareholders	(850,353)	(1,608,039)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares Sold:
Class A	5,804,895	30,754,382
Class B (a)	—	769
Shares issued from reinvestment of distributions:
Class A	747,830	1,404,139
Class B (a)	—	435
Shares redeemed:
Class A	(22,979,392)	(41,506,789)
Class B (a)	—	(1,384,302)
Decrease in net assets derived from capital share transactions	(16,426,667)	(10,731,366)
Total increase (decrease) in net assets	3,934,341	(8,755,060)

NET ASSETS
Beginning of period	126,852,041	135,607,101
End of period	$130,786,382	$126,852,041

Accumulated undistributed net investment income included in net assets at end of period	$1,159,775	$—

Transactions in capital stock were:
Shares Sold:
Class A	518,627	2,836,622
Class B (a)	—	71
Shares issued from reinvestment of distributions:
Class A	63,557	134,254
Class B (a)	—	39
Shares redeemed:
Class A	(2,078,285)	(3,960,331)
Class B (a)	—	(121,987)
Decrease in shares outstanding	(1,496,101)	(1,111,332)

(a)	For the period January 1, 2013 to April 11, 2013. Effective April 11, 2013, Class B Shares of the Fund closed.

See accompanying notes to financial statements.

REAL ESTATE INCOME AND GROWTH FUND	13

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	For the Six Months Ended June 30, 2014 (Unaudited)	Class A For the Year Ended December 31, 2013	Class A For the Year Ended December 31, 2012	Class A For the Year Ended December 31, 2011	Class A For the Year Ended December 31, 2010	Class A For the Year Ended December 31, 2009

Net Asset Value, Beginning of Period	$10.26	$10.06	$8.88	$8.94	$6.87	$5.38

Income from Investment Operations:
Net investment income (loss)	0.19	0.04	0.08 [1]	0.03 [1]	0.04 [1]	0.12 [1]
Net realized and unrealized gain on investments	1.67	0.28	1.26	0.08	2.18	1.58
Total income from investment operations	1.86	0.32	1.34	0.11	2.22	1.70

Less Distributions:
Distributions from net investment income	(0.08)	(0.04)	(0.16)	(0.04)	(0.04)	(0.12)
Distributions from capital gains	—	—	—	—	(0.11)	—
Distributions from return of capital	—	(0.08)	—	(0.13)	—	(0.09)
Total distributions	(0.08)	(0.12)	(0.16)	(0.17)	(0.15)	(0.21)
Net Asset Value, End of Period	$12.04	$10.26	$10.06	$8.88	$8.94	$6.87
Total Return²	18.12%[3]	3.15%	15.10%	1.24%	32.41%	32.20%

Ratios/Supplemental Data:
Net assets, end of period (000)	$130,786	$126,852	$134,353	$139,027	$183,450	$157,212
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.58%[4]	1.68%	1.75%	1.74%	1.75%	1.99%
After expense reimbursement or recapture	1.58%[4]	1.68%	1.75%	1.74%	1.77%	1.97%
Ratio of net investment income to average net assets	3.17%[4]	0.33%	0.84%	0.38%	0.47%	2.25%
Portfolio turnover	31.45%[3]	31.21%	10.31%	6.71%	12.68%	17.74%

1 Calculated based on the average number of shares outstanding during the period.

2 Calculation does not reflect sales load.

3 Calculation is not annualized.

4 Calculation is annualized.

See accompanying notes to financial statements.

14	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS	JUNE 30, 2014 (UNAUDITED)

Note 1 – Significant Accounting Policies

Spirit of America Real Estate Income and Growth Fund (the “Fund”), a series of the Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on January 9, 1998. The Fund currently offers one class of shares, Class A shares. Effective April 11, 2013, Class B shares of the Fund closed.

The Fund seeks current income and growth of capital by investing in equity real estate investment trusts (“REITs”) and the equity securities of real estate industry companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Short-term investments having maturities of 60 days or less are valued at amortized cost, which the

Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

REAL ESTATE INCOME AND GROWTH FUND	15

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED

The summary of inputs used to value the Fund’s net assets as of June 30, 2014 is as follows:

Real Estate Income and Growth Fund

Valuation Inputs
Level 1 – Quoted Prices *	$129,144,548
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—

Total Market Value of Investments	$129,144,548

* Industries as defined in the Schedule of Investments

During the period ended June 30, 2014, there were no transfers between levels. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes.

Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Option Contracts: The Fund may purchase and write call options to increase or decrease its exposure to underlying securities equity risk. An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in options contracts require the Fund to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of purchased options that expire unexercised are treated by the Fund, on expiration date, as realized losses on investments.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund, on the expiration date, as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value. The Fund may execute transactions in both listed and over-the-counter options. Listed

16	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

E. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

F. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be paid quarterly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares. The Fund has made certain investments in REITs which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year.

Note 2 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the period ended June 30, 2014, excluding short-term investments, were $40,257,159 and $57,022,278, respectively.

Note 3 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.97% of the Fund’s average daily net assets. Investment advisory fees for the period ended June 30, 2014, were $615,080.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses for Class A Shares will not exceed 1.97% of the average daily net assets of each class through April 30, 2015. For the period ended June 30, 2014, there were no advisory fees reimbursed to the Fund.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such

REAL ESTATE INCOME AND GROWTH FUND	17

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

reimbursement and remain in compliance with the expense limitation as stated above. For the period ended June 30, 2014, the Fund did not reimburse the Adviser. There is no balance of recoverable expenses to the Adviser at June 30, 2014.

The Fund has adopted a distribution plan for Class A Shares pursuant to Rule 12b-1 (“Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”), a monthly fee of 1/12 of 0.30% from the average daily net assets of Class A Shares, for the Distributor’s services and expenses in distributing shares of the class and providing personal services and/or maintaining shareholder accounts. For the period ended June 30, 2014, fees paid to the Distributor under the Plan were $190,232 for Class A Shares.

The Fund’s Class A Shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the period ended June 30, 2014, sales charges on Class A Shares paid to the Distributor were $288,289. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase on Class A Shares.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $3,500, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the period ended June 30, 2014, the Fund was allocated $2,633 of the Chief Compliance Officer’s salary.

Note 4 – Concentration Risk

The Fund invests primarily in real estate related securities. A fund that concentrates its investments is subject to greater risk of loss than a fund that has a more diversified portfolio of investments. Investments in real estate and real estate-related equity securities involve risks different from, and in certain cases greater than, the risks presented by equity securities generally. The main risks are those presented by direct ownership of real estate or real estate industry securities, including possible declines in the value of real estate, environmental problems and changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to these risks to a greater extent. The stocks purchased by the Fund may not appreciate in value as the Adviser anticipates. In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, its ability to retain its tax status as a regulated investment company may be adversely affected.

18	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

Note 5 – Federal Income Taxes

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Taxable Distributions

	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distribution
12/31/2013
Class A	$470,623	$—	$470,623	$1,136,892	$1,607,515
Class B	524	—	524	—	524

	$471,147	$—	$471,147	$1,136,892	$1,608,039

12/31/2012
Class A	$2,129,533	$—	$—	$—	$2,129,533
Class B	7,511	—	—	—	7,511

	$2,137,044	$—	$—	$—	$2,137,044

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

As of December 31, 2013, the components of accumulated distributable earnings for the Fund on a tax basis were as follows:

Capital Loss Carryforward	$(19,654,034)
Unrealized appreciation	34,797,699
Total accumulated earnings (losses)	$15,143,665

The difference between book and tax unrealized depreciation is attributable to wash sales.

As of December 31, 2013, the Fund had net capital loss carryforwards for federal income tax purposes of $18,344,602, which are available to reduce future required distributions of net capital gains to shareholders through 2017.

As of December 31, 2013, the Fund had a long-term capital loss carryforward of $680,751 and short-term capital loss Carryforward of $628,681 available to offset future realized capital gains. These capital loss carryforwards are not subject to expiration and must first be utilized to offset future realized gains of the same character. Total Loss carryovers are $19,654,034.

For the year ended December 31, 2013, the Fund had no Deferred Post-October Losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the four year period ended December 31, 2013, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6 – Line of Credit

During the period ended June 30, 2014, the Spirit of America Funds each respectively entered into an agreement with The Huntington National Bank, the custodian of the Funds’ investments, to open secured lines of credit, all expiring on May 27, 2015. Borrowing under this agreement bear interest at LIBOR plus 1.500%. Maximum

REAL ESTATE INCOME AND GROWTH FUND	19

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

borrowings for each Fund are lesser of $3,000,000 or 30% of the Fund’s daily market value.

Real Estate Income and Growth Fund
Total bank line of credit as of June 30, 2014	$3,000,000
Average borrowings during period	190,175
Number of days outstanding*	39
Average interest rate during period	1.656%
Highest balance drawn during period	2,187,764
Highest balance interest rate	1.667%
Interest expense incurred	$763
Interest rate at June 30, 2014	1.653%

* Number of days outstanding represents the total days during the period ended June 30, 2014 that the Fund utilized the line of credit.

Note 7 – Other Matters

On May 7, 2010, DLA, the Fund’s principal underwriter and distributor, received a Notice of Complaint from the Department of Enforcement of the Financial Industry Regulatory Authority (“FINRA”) relating to DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Notice of Complaint alleges that DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. On April 4, 2012, a FINRA hearing panel issued a decision in this matter, finding that DLA willfully charged excessive markups on certain municipal bond and CMO transactions involving customers, and assessed monetary fines and other sanctions against DLA, including the suspension described below. DLA appealed the decision.

On May 27, 2011, FINRA filed a complaint against DLA, the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed Apple REITs. In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and prospects of the earlier closed Apple REITs and/or Apple REIT. On October 22, 2012, DLA and Mr. Lerner settled all of the foregoing FINRA investigations and actions involving Apple REIT securities and municipal bond and collateralized mortgage obligation pricing. Without admitting or denying the allegations, in connection with the settlement, DLA, and Mr. Lerner each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of one year and in any principal capacity for a period of two years, in each case beginning on November 19, 2012. The fines and suspensions do not involve the Fund or the Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013,

20	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

plaintiffs filed a notice of appeal of the class action dismissal. On April 23, 2014, the United States Court of Appeals for the Second Circuit substantially affirmed the April 3, 2013 decision of United States District Judge, Kiyo A. Matsumoto, dismissing with prejudice the class action complaint in In Re Apple REITs Litigation. The Second Circuit held that Judge Matsumoto correctly found that there were no material misrepresentations or omissions in the offering materials for Apple REITs Six through Ten. The appeals court upheld dismissal of ten of the thirteen claims in the case, including all federal and state securities law claims, and also upheld Judge Matsumoto’s refusal to allow plaintiffs to amend their complaint. The appeals court remanded three state common law claims to the District Court for the Eastern District of New York for further proceedings. DLA expects the District Court to dismiss the remaining state common law claims, although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their remaining claims against DLA and/or David Lerner that such outcome would not materially affect DLA’s ability to act as the Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser nor the Fund was a party to any of the investigations or actions listed in this section.

In October 2013, a class action litigation, titled Lewis v. Delaware Charter Guarantee & Trust Company, et al., (the “Litigation”) was commenced in federal court in Nevada against DLA, the Fund’s principal underwriter and distributor, along with other defendants, alleging, inter alia, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence and misrepresentation. The plaintiffs, purportedly customers who maintain individual retirement accounts at DLA which contained non-traded REIT securities, allege, among other things, that the defendants failed to accurately provide annual fair market values for those REIT securities. The Litigation was transferred to the U.S. District Court for the Eastern District of New York and is currently pending. DLA expects that the Litigation will be dismissed, although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their claims against DLA that such outcome would not materially affect DLA’s ability to act as the Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. The Adviser was not a party to the Litigation.

Note 8 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

REAL ESTATE INCOME AND GROWTH FUND	21

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Real Estate Income and Growth Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43219

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America Real Estate Income and Growth Fund, call (800) 452-4892 or (610) 382-7819.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2014 Spirit of America        SOARE-SAR14

SEMI-ANNUAL REPORT

JUNE 30, 2014

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We welcome this opportunity to share with you, our investors, the Annual Report for the Spirit of America Large Cap Value Fund along with our thoughts on the market and recent events.

At Spirit of America, we take a comprehensive approach to investing. Our portfolio managers use their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis. We evaluate economic trends, we analyze sectors that could benefit from those trends, and finally, invest in companies that we believe possess strong fundamentals qualities.

Despite challenges that the financial industry as a whole faces in the current market environment, we see an opportunity emerging to accumulate what we believe are quality stocks at historically low valuations. We believe that investing in sound companies with reasonable share prices will help enhance the long-term returns of the Fund. We are committed to our investment philosophy

We appreciate your continued support and look forward to your future investment in the Spirit of America Value Fund.

Sincerely,

David Lerner	Alpana Sen
President	Portfolio Manager
Spirit of America Investment Fund, Inc.

LARGE CAP VALUE FUND	1

MANAGEMENT DISCUSSION (UNAUDITED)

Economic Summary

The U.S. Commerce Department reported a -2.9% GDP rate for the first quarter of 2014. This was worse than economists expected. The unusually cold weather and weak healthcare spending has been blamed for the poor performance of the economy. Consumer spending, which is approximately two-thirds of U.S. economic growth, increased at 1% vs expected 3.1%. Trade was also weaker than expected, with exports decreasing 8.9% vs estimated 6%.

The U.S. non-farm payroll for April was below its revised number of 282,000 jobs. However, it was still the fourth month in a row of solid gains. May added 217,000 jobs, below analysts’ expectations. May unemployment remained at 6.3%

Market Commentary

The S&P 500 Index logged 22 record highs this year, ending the first half up 6%. While it trailed last year’s performance, it beat the Dow’s narrow gain of 1.5%. The biggest halftime lead by the S&P 500 over the Dow since 2009 and the seventh biggest since 1929. The Nasdaq, on the other hand, ended up 5.5% during the same time period.

Fund Summary

The Spirit of America Value Fund’s, (SOAVX) (the “Fund”) primary objective is to seek capital appreciation. The emphasis of the Fund is focused on investing in a diversified portfolio. We are invested in all 10 sectors on the S&P 500 Index.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model. We invest the old fashioned way – utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on experience.

Return Summary

The Spirit of America Large Cap Value Fund, SOAVX (the “Fund”), had a total return of 8.88% (no load, gross of fees) vs. the S&P 500 Index which was up 7.14% for the six months ending June 30, 2014. (Source: Huntington Asset Services).

The Fund’s outperformance relative to its benchmark was primarily due to its overweight position in the healthcare sector and stock selection in that sector. In addition, the energy sector was the second best contributor to the Fund’s performance. The third sector that contributed to the performance came from the consumer discretionary sector.

The worse performing sector in the fund was the utility sector in which we are underweight relative to the index.

Past performance is not indicative of future results. The results above do not take the maximum front end sales charge of 5.25% and expense ratio of 1.59% into account. Including sales charge and expenses, the 1 Year Total Return of the Fund as of June 20, 2014 was 16.52%. The 5 Year Total Return was 13.70 % and since the inception of the Fund was 6.63%.

2	SPIRIT OF AMERICA

Summary of Portfolio Holdings (Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America Large Cap Value Fund

June 30, 2014

Information Technology	15.96%	$11,843,048
Health Care	15.03	11,150,985
Energy	13.04	9,671,850
Financials	12.79	9,485,383
Consumer Discretionary	11.26	8,354,518
Industrials	10.52	7,800,180
Consumer Staples	8.00	5,937,377
Materials	3.93	2,917,723
Telecommunication Services	3.24	2,404,979
Utilities	3.07	2,279,066
Real Estate Investment Trusts	2.36	1,751,048
Cash Equivalent	0.80	593,333
Total Investments	100.00%	$74,189,490

LARGE CAP VALUE FUND	3

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graph below compares the increase in value of a $10,000 investment in the Spirit of America Large Cap Value Fund with the performance of the S&P 500 Index. The values and returns for the Spirit of America Large Cap Value Fund include reinvested distributions, and the impact of the maximum sales charge of 5.25% placed on purchases. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Average Annual Total Returns

For the Periods Ended June 30, 2014

Six Months (with sales charge)	2.33%	[a]
Six Months (without sales charge)	7.99%
1 Year (without sales charge)	16.52%	[a]
1 Year (without sales charge)	23.01%
5 Years (with sales charge)	13.70%	[a]
5 Years (without sales charge)	14.94%
10 Years (with sales charge)	5.86%	[a]
10 Years(without sales charge)	6.43%

Past performance is not indicative of future results.

a	Reflects a 5.25% front-end sales charge.

Growth of $10,000

(includes one-time 5.25% maximum sales charge and reinvestment of all distributions)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-452-4892.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

4	SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD JANUARY 1, 2014 TO JUNE 30, 2014

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America Large Cap Value Fund

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$1,079.90	1.59%	$8.21
Hypothetical 5% Return	$1,000.00	$1,016.90	1.59%	$7.96

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (181), then divided by 365.

LARGE CAP VALUE FUND	5

SCHEDULE OF INVESTMENTS	JUNE 30, 2014 (UNAUDITED)

	Shares	Market Value
Common Stocks 96.10%

Consumer Discretionary 11.28%
Comcast Corp., Class A	12,400	$665,632
Ford Motor Co.	45,300	780,972
Goodyear Tire & Rubber Co. (The)	22,000	611,160
Home Depot, Inc. (The)	17,800	1,441,088
Johnson Controls, Inc.	14,300	713,999
McDonalds Corp.	9,380	944,941
Time Warner, Inc.	12,200	857,050
Time, Inc. *	1,525	36,936
Walt Disney Co. (The)	22,000	1,886,280
Wyndham Worldwide Corp.	5,500	416,460
		8,354,518

Consumer Staples 8.02%
Altria Group, Inc.	25,700	1,077,858
Hershey Co.(The)	4,950	481,982
Kimberly-Clark Corp.	3,200	355,904
Kraft Foods Group, Inc.	5,499	329,665
PepsiCo, Inc.	13,250	1,183,755
Philip Morris International, Inc.	9,400	792,514
Procter & Gamble Co.	9,900	778,041
Rite Aid Corp. *	27,500	197,175
Walgreen Co.	4,800	355,824
Wal-Mart Stores, Inc.	5,124	384,659
		5,937,377

Energy 12.02%
Apache Corp.	3,000	301,860
Chevron Corp.	4,000	522,200
ConocoPhillips	15,100	1,294,523
Devon Energy Corp.	5,100	404,940
Enterprise Products Partners LP	5,648	442,182
EOG Resources, Inc.	4,700	549,242
Exxon Mobil Corp.	12,800	1,288,704
Halliburton Co.	7,100	504,171
Helmerich & Payne, Inc.	2,600	301,886
Kinder Morgan, Inc.	2,700	97,902
Marathon Oil Corp.	5,000	199,600
Schlumberger Ltd.	12,575	1,483,221
Spectra Energy Partners LP	6,500	346,775
Targa Resources Partners LP	4,700	338,024
Tesoro Corp.	2,000	117,340

See accompanying notes to financial statements.

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Shares	Market Value

Energy 12.02% (cont.)
Valero Energy Corp.	8,700	$435,870
Williams Partners LP	5,000	271,450
		8,899,890

Financials 11.61%
American Express Co.	10,000	948,700
Bank of America Corp.	43,100	662,447
Blackstone Group LP	5,000	167,200
Capital One Financial Corp.	2,500	206,500
Citigroup, Inc.	14,500	682,950
Goldman Sachs Group, Inc.(The)	4,615	772,736
Hartford Financial Services Group, Inc.(The)	14,000	501,340
JPMorgan Chase & Co.	20,227	1,165,480
MetLife, Inc.	9,875	548,655
Prudential Financial, Inc.	6,000	532,620
Travelers Cos., Inc.(The)	4,500	423,315
U.S. Bancorp	9,700	420,204
Wells Fargo & Co.	29,686	1,560,296
		8,592,443

Health Care 14.98%
AbbVie, Inc.	7,300	412,012
Actavis PLC *	7,000	1,561,350
Aetna, Inc.	1,500	121,620
Celgene Corp. *	3,000	257,640
Covidien PLC	10,700	964,926
Express Scripts Holding Co. *	4,668	323,632
Gilead Sciences, Inc. *	7,200	596,952
HCA Holdings, Inc. *	4,500	253,710
IMS Health Holdings, Inc. *	15,700	403,176
Johnson & Johnson	12,510	1,308,796
McKesson Corp.	6,000	1,117,260
Merck & Co., Inc.	15,500	896,675
Mylan, Inc. *	8,200	422,792
Pfizer, Inc.	28,300	839,944
Thermo Fisher Scientific, Inc.	2,700	318,600
UnitedHealth Group, Inc.	15,800	1,291,650
		11,090,735

Industrials 10.43%
3M Co.	9,350	1,339,294
American Airlines Group, Inc. *	4,200	180,432

See accompanying notes to financial statements.

LARGE CAP VALUE FUND	7

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Shares	Market Value

Industrials 10.43% (cont.)
Boeing Co.(The)	7,000	$890,610
Caterpillar, Inc.	3,000	326,010
CSX Corp.	42,750	1,317,127
Delta Air Lines, Inc.	4,400	170,368
Dover Corp.	2,200	200,090
General Electric Co.	42,881	1,126,913
Honeywell International, Inc.	4,200	390,390
Masco Corp.	5,000	111,000
Pitney Bowes, Inc.	4,000	110,480
Terex Corp.	3,000	123,300
Tyco International Ltd.	7,700	351,120
United Parcel Service, Inc. (UPS), Class B	5,726	587,831
United Technologies Corp.	4,300	496,435
		7,721,400

Information Technology 16.00%
Adobe Systems, Inc. *	4,200	303,912
Apple, Inc.	25,200	2,341,836
Applied Materials, Inc.	7,500	169,125
Cisco Systems, Inc.	18,500	459,725
Corning, Inc.	18,100	397,295
Hewlett-Packard Co.	11,000	370,480
Intel Corp.	26,400	815,760
International Business Machines Corp.	2,858	518,070
Microsoft Corp.	36,550	1,524,135
NetApp, Inc.	3,000	109,560
Oracle Corp.	30,800	1,248,324
Paychex, Inc.	8,900	369,884
QUALCOMM, Inc.	10,900	863,280
Symantec Corp.	21,100	483,190
Texas Instruments, Inc.	14,925	713,266
Visa, Inc., Class A	3,350	705,878
Western Digital Corp.	1,000	92,300
Xerox Corp.	28,700	357,028
		11,843,048

Materials 3.94%
Ball Corp.	1,600	100,288
Dow Chemical Co.(The)	8,650	445,129
EI du Pont de Nemours & Co.	13,500	883,440
Freeport-McMoRan Copper & Gold, Inc.	6,000	219,000
Lyondellbasell Industries NV, Class A	2,200	214,830

See accompanying notes to financial statements.

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Shares	Market Value

Materials 3.94% (cont.)
Nucor Corp.	2,000	$98,500
Packaging Corp. of America	13,380	956,536
		2,917,723

Real Estate Investment Trust 2.09%
American Capital Agency Corp.	6,600	154,506
Annaly Capital Management, Inc.	14,000	160,020
Apartment Investment & Management Co., Class A	5,000	161,350
Digital Realty Trust, Inc.	4,200	244,944
ProLogis, Inc.	5,000	205,450
Simon Property Group, Inc.	2,600	432,328
Starwood Property Trust, Inc.	8,000	190,160
		1,548,758

Telecommunication Services 2.65%
AT&T, Inc.	25,350	896,376
CenturyLink, Inc.	1,800	65,160
Verizon Communications, Inc.	20,440	1,000,129
		1,961,665

Utilities 3.08%
Entergy Corp.	3,800	311,942
Exelon Corp.	10,400	379,392
NextEra Energy, Inc.	5,100	522,648
Wisconsin Energy Corp.	22,700	1,065,084
		2,279,066
Total Common Stocks (Cost $43,181,005)		71,146,623

Preferred Stocks 3.31%

Energy 1.04%
Atlas Pipeline Partners LP, Series E, 8.25%	3,000	76,830
BreitBurn Energy Partners LP, Series A, 8.25%	4,000	101,800
Callon Petroleum Co., Series A, 10.00%	5,000	283,300
Miller Energy Resources, Inc., Series C, 10.75%	5,000	134,600
Miller Energy Resources, Inc., Series D, 10.50%	2,000	51,240
Tsakos Energy Navigation Ltd., Series B, 8.00%	2,000	49,700
Vanguard Natural Resources LLC, Series B, 7.63%	3,000	74,490
		771,960

See accompanying notes to financial statements.

LARGE CAP VALUE FUND	9

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Shares	Market Value

Financials 1.21%
Aegon NV, 6.38%	5,000	$127,800
Aegon NV, 8.00%	3,000	87,270
American Financial Group, Inc., 6.38%	5,000	128,950
BGC Partners, Inc., 8.13%	5,000	136,400
Citigroup, Inc., Series L, 6.88%	3,000	77,430
JPMorgan Chase & Co., Series T, 6.70%	2,000	51,740
KKR Financial Holdings LLC, Series A, 7.38%	3,000	78,360
Ladenburg Thalmann Financial Services, Inc., Series A, 8.00%	7,000	154,350
Oxford Lane Capital Corp., 8.13%	2,000	50,640
		892,940

Health Care 0.08%
Peregrine Pharmaceuticals, Inc., Series E, 10.50%	2,500	60,250

Industrials 0.11%
Costamare, Inc., Series C, 8.50%	3,000	78,780

Real Estate Investment Trust 0.27%
American Capital Agency Corp., 7.75%	3,000	74,640
Digital Realty Trust, Inc., Series H, 7.38%	5,000	127,650
		202,290

Telecommunication Services 0.60%
Qwest Corp., 7.00%	5,000	129,550
Telephone & Data Systems, Inc., 7.00%	4,000	103,000
United States Cellular Corp., 6.95%	5,742	146,364
Verizon Communications, Inc., 5.90%	2,500	64,400
		443,314
Total Preferred Stocks
(Cost $2,313,156)		2,449,534

Money Market 0.80%
Fidelity Institutional Money Market Funds - Prime Money Market Portfolio, 0.06% (a)	593,333	593,333

Total Money Market
(Cost $593,333)		593,333

Total Investments — 100.21%
(Cost $46,087,494**)		74,189,490
Liabilities in Excess of Other Assets — (0.21)%		(156,340)
NET ASSETS — 100.00%		$74,033,150

See accompanying notes to financial statements.

10	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

(a)	Rate disclosed is the seven day yield as of June 30, 2014.
*	Non-income producing security.
**	Aggregate cost for federal income tax purposes is $46,087,897 and net unrealized appreciation consists of:

Gross unrealized appreciation	$28,161,949
Gross unrealized depreciation	(60,356)
Net unrealized appreciation	$28,101,593

See accompanying notes to financial statements.

LARGE CAP VALUE FUND	11

STATEMENT OF ASSETS AND LIABILITIES	JUNE 30, 2014 (UNAUDITED)

ASSETS
Investments in securities at value (cost $46,087,494) (Note 1)	$74,189,490
Receivable for Fund shares sold	32,532
Dividends and interest receivable	93,737
Receivable for investments sold	197,171
Tax reclaims receivable	729
Prepaid expenses	16,494
TOTAL ASSETS	74,530,153

LIABILITIES
Payable for Fund shares redeemed	279,059
Payable for investment advisory fees	58,646
Payable for accounting and administration fees	3,571
Payable for distributions to shareholders	7,994
Payable for distribution fees (Note 3)	18,138
Payable for investments purchased	100,104
Payable to custodian	1,497
Payable for audit fees	10,697
Payable for printing fees	6,890
Payable for transfer agent fees	9,262
Other accrued expenses	1,145
TOTAL LIABILITIES	497,003
NET ASSETS	$74,033,150
Net assets applicable to 3,884,183 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$74,033,150
Net asset value and redemption price per share ($74,033,150 ÷ 3,884,183 shares)	$19.06
Maximum offering price per share ($19.06 ÷ 0.9475)	$20.12

SOURCE OF NET ASSETS
As of June 30 2014, net assets consisted of:
Paid-in capital	$46,700,198
Accumulated undistributed net investment income	41,904
Accumulated net realized loss on investments	(810,948)
Net unrealized appreciation on investments	28,101,996
NET ASSETS	$74,033,150

See accompanying notes to financial statements.

12	SPIRIT OF AMERICA

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2014 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax withheld of $123)	$895,793
Interest	97
TOTAL INVESTMENT INCOME	895,890

EXPENSES
Investment Advisory fees (Note 3)	343,467
Distribution fees (Note 3)	106,227
Accounting and Administration fees	26,394
Auditing fees	11,397
Chief Compliance Officer salary (Note 3)	1,516
Custodian fees	3,601
Directors' fees	4,490
Legal fees	5,386
Printing expense	17,241
Transfer Agent fees	29,921
Line of credit fees	177
Other expenses	13,772
TOTAL EXPENSES	563,589
NET EXPENSES	563,589
NET INVESTMENT INCOME	332,301

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investment transactions	1,985,212
Net change in unrealized appreciation/depreciation of investments	3,232,279
Net realized and unrealized gain on investments	5,217,491
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,549,792

See accompanying notes to financial statements.

LARGE CAP VALUE FUND	13

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013

OPERATIONS
Net investment income	$332,301	$481,193
Net realized gain on investment transactions	1,985,212	1,978,539
Net change in unrealized appreciation/depreciation of investments	3,232,279	11,874,312
Net increase in net assets resulting from operations	5,549,792	14,334,044

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investments income	(290,468)	(482,103)
Total distributions to shareholders	(290,468)	(482,103)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	5,853,616	15,421,332
Shares issued from reinvestment of distributions	277,517	465,368
Shares redeemed	(8,605,084)	(12,926,660)
Increase (decrease) in net assets derived from capital share transactions	(2,473,951)	2,960,040
Total increase in net assets	2,785,373	16,811,981

NET ASSETS
Beginning of period	71,247,777	54,435,796
End of period	$74,033,150	$71,247,777

Accumulated undistributed net investment income (loss) included in net assets at end of period	$41,904	$71

Transactions in capital stock were:
Shares sold	324,700	961,666
Shares issued from reinvestment of distributions	14,914	28,528
Shares redeemed	(476,682)	(807,560)
Increase (decrease) in shares outstanding	(137,068)	182,634

See accompanying notes to financial statements.

14	SPIRIT OF AMERICA

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For The Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$17.72	$14.18	$12.78	$12.82	$11.55	$9.83

Income from Investment Operations:
Net investment income	0.08	0.12	0.09 [1]	0.03 [1]	— [1,2]	0.07 [1]
Net realized and unrealized gain (loss) on investments	1.33	3.54	1.40	(0.02)	1.28	1.72
Total income from investment operations	1.41	3.66	1.49	0.01	1.28	1.79

Less Distributions:
Distributions from net investment income	(0.07)	(0.12)	(0.09)	(0.05)	(0.01)	(0.07)
Total distributions	(0.07)	(0.12)	(0.09)	(0.05)	(0.01)	(0.07)

Net Asset Value, End of Period	$19.06	$17.72	$14.18	$12.78	$12.82	$11.55
Total Return[3]	7.99%[4]	25.90%	11.63%	0.05%	11.09%	18.32%

Ratios/Supplemental Data:
Net assets, end of period (000)	$74,033	$71,248	$54,436	$49,676	$58,361	$55,377
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.59%[5]	1.68%	1.86%	1.89%	1.91%	2.06%
After expense reimbursement or recapture	1.59%[5]	1.68%	1.86%	1.96%	1.97%	1.97%
Ratio of net investment income to average net assets	0.94%[5]	0.77%	0.60%	0.26%	(0.03)%	0.70%
Portfolio turnover	8.02%[4]	22.30%	11.94%	19.04%	44.50%	50.57%

1 Calculated based on the average number of shares outstanding during the period.

2 Amount represents less than $0.01 per share.

3 Calculation does not reflect sales load.

4 Calculation is not annualized.

5 Calculation is annualized.

See accompanying notes to financial statements.

LARGE CAP VALUE FUND	15

NOTES TO FINANCIAL STATEMENTS	JUNE 30, 2014 (UNAUDITED)

Note 1 – Significant Accounting Policies

Spirit of America Large Cap Value Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on August 1, 2002. The Fund seeks capital appreciation with a secondary objective of current income by investing in equity securities in the large cap value segment of the U.S. equity market. The Fund offers one class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.
• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

The summary of inputs used to value the Fund’s net assets as of June 30, 2014 is as follows:

Large Cap Value Fund

Valuation Inputs
Level 1 – Quoted Prices *	$74,189,490
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—

Total Market Value of Investments	$74,189,490

*	Industries as defined in the Schedule of Investments

During the period ended June 30, 2014, there were no transfers between levels. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Option Contracts: The Fund may purchase and write call options to increase or decrease its exposure to underlying securities equity risk. An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in options contracts requires the Fund to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of purchased options that expire unexercised are treated by the Fund, on expiration date, as realized losses on investments.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund, on the expiration date, as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value. The Fund may execute transactions in both

LARGE CAP VALUE FUND	17

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

E. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

F. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be paid quarterly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares. A portion of the distributions paid to the Fund and subsequently distributed to shareholders may be characterized as a return of capital, long-term capital gain or short-term capital gain. The Fund has made certain investments in real estate investment trusts (“REITs”) which pay distributions to their shareholders based upon available funds from operations. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year.

Note 2 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the period ended June 30, 2014, excluding short-term investments, were $5,712,635 and $8,026,054, respectively.

Note 3 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.97% of the Fund’s average daily net assets. Investment advisory fees for the period ended June 30, 2014 were $343,467.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 1.97% of the average daily net assets of the Fund through April 30, 2015. For the period ended June 30, 2014, there were no advisory fees reimbursed to the Fund.

18	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. For the period ended June 30, 2014, the Fund did not reimburse the Adviser. There is no balance of recoverable expenses to the adviser at June 30, 2014.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.30% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the period ended June 30, 2014, fees paid to the Distributor under the Plan were $106,227.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus.

For the period ended June 30, 2014, sales charges received by the Distributor were $269,594. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $3,500, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the period ended June 30, 2014, the Fund was allocated $1,516 of the Chief Compliance Officer’s salary.

Note 4 – Federal Income Taxes

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Taxable Distributions

	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
12/31/2013	$482,103	$0	$482,103
12/31/2012	$333,127	$0	$333,127

LARGE CAP VALUE FUND	19

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

At December 31, 2013, the components of accumulated earnings (losses) for the Fund on a tax basis were as follows:

Undistributed net investment income	$474
Other accumulated losses	(2,796,160)
Unrealized appreciation	24,869,314

Total accumulated earnings	$22,073,628

At December 31, 2013, the Fund had net capital loss carryforwards for federal income tax purposes of $2,746,666, which $1,898,509 and $848,157 are available to reduce future required distributions of net capital gains to shareholders through 2017 and 2018, respectively.

For the year ended December 31, 2013, the Fund utilized capital loss carryforwards of $1,821,494

At December 31, 2013, the Fund had Deferred Post-October Losses of $49,494.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the four year period ended December 31, 2013, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 5 – Line of Credit

During the period ended June 30, 2014, the Spirit of America Funds each respectively entered into an agreement with The

Huntington National Bank, the custodian of the Funds’ investments, to open secured lines of credit, all expiring on May 27, 2015. Borrowing under this agreement bear interest at LIBOR plus 1.500%. Maximum borrowings for each Fund are lesser of $3,000,000 or 30% of the Fund’s daily market value.

Large Cap Value Fund
Total bank line of credit as of June 30, 2014	$3,000,000
Average borrowings during period	66,983
Number of days outstanding*	8
Average interest rate during period	1.656%
Highest balance drawn during period	138,782
Highest balance interest rate	1.667%
Interest expense incurred	$—
Interest rate at June 30, 2014	1.653%

*	Number of days outstanding represents the total days during the period ended June 30, 2014 that the Fund utilized the line of credit.

Note 6 – Other Matters

On May 7, 2010, DLA, the Fund’s principal underwriter and distributor, received a Notice of Complaint from the Department of Enforcement of the Financial Industry Regulatory Authority (“FINRA”) relating to DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Notice of Complaint alleges that DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. On April 4, 2012, a FINRA hearing panel issued a decision in this matter, finding that DLA willfully charged excessive markups on certain municipal bond and CMO transactions involving customers, and assessed monetary fines and other sanctions against DLA, including the suspension described below. DLA appealed the decision.

20	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

On May 27, 2011, FINRA filed a complaint against DLA, the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed Apple REITs. In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and prospects of the earlier closed Apple REITs and/or Apple REIT. On October 22, 2012, DLA and Mr. Lerner settled all of the foregoing FINRA investigations and actions involving Apple REIT securities and municipal bond and collateralized mortgage obligation pricing. Without admitting or denying the allegations, in connection with the settlement, DLA, and Mr. Lerner each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of one year and in any principal capacity for a period of two years, in each case beginning on November 19, 2012. The fines and suspensions do not involve the Fund or the Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. On April 23, 2014, the United States Court of Appeals for the Second Circuit substantially affirmed the April 3, 2013 decision of United States District Judge, Kiyo A. Matsumoto, dismissing with prejudice the class action complaint in In Re Apple REITs Litigation. The Second Circuit held that Judge Matsumoto correctly found that there were no material misrepresentations or omissions in the offering materials for Apple REITs Six through Ten. The appeals court upheld dismissal of ten of the thirteen claims in the case, including all federal and state securities law claims, and also upheld Judge Matsumoto’s refusal to allow plaintiffs to amend their complaint. The appeals court remanded three state common law claims to the District Court for the Eastern District of New York for further proceedings. DLA expects the District Court to dismiss the remaining state common law claims, although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their remaining claims against DLA and/or David Lerner that such outcome would not materially affect DLA’s ability to act as the Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser nor the Fund was a party to any of the investigations or actions listed in this section.

In October 2013, a class action litigation, titled Lewis v. Delaware Charter Guarantee & Trust Company, et al., (the “Litigation”) was commenced in federal court in Nevada against DLA, the Fund’s principal underwriter and distributor, along with other defendants, alleging, inter alia, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence and misrepresentation. The plaintiffs, purportedly customers who maintain individual retirement accounts at DLA which contained non-traded REIT securities, allege, among other things, that the defendants failed

LARGE CAP VALUE FUND	21

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

to accurately provide annual fair market values for those REIT securities. The Litigation was transferred to the U.S. District Court for the Eastern District of New York and is currently pending. DLA expects that the Litigation will be dismissed, although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their claims against DLA that such outcome would not materially affect DLA’s ability to act as the Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. The Adviser was not a party to the Litigation.

Note 7 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

22	SPIRIT OF AMERICA

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Large Cap Value Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43219

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America Large Cap Value Fund, call (800) 452-4892 or (610) 382-7819.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2014 Spirit of America        SOALC-SAR14

SEMI-ANNUAL REPORT

JUNE 30, 2014

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are very pleased to provide the 2014 Semi-Annual report for the Spirit of America High Yield Tax Free Bond Fund, (“the Fund”). We look forward to the continued inflows and further development of the Fund.

Our many years of experience in the municipal bond market have helped us to pursue a balance between yield and risk. Our goal is to continue seeking high current income that is exempt from federal income tax, while employing a relatively conservative approach to investing in the high yield sector of the municipal market. Although the mandate of the Fund allows it to invest in lower rated securities, at this time, the focus will continue to be investing in bonds which are investment grade.

We appreciate your support of our fund and look forward to your future investment in the Spirit of America High Yield Tax Free Bond Fund.

Thank you for being a part of the Spirit of America Family of Funds.

Sincerely,

David Lerner	Douglas Revello
President	Portfolio Manager
Spirit of America Investment Fund, Inc.

HIGH YIELD TAX FREE BOND FUND	1

MANAGEMENT DISCUSSION (UNAUDITED)

Economic Summary

The Federal Reserve announced it will reduce its monthly asset purchases by $10 billion beginning in July. The Fed said it is making “a further measured reduction” in the pace of its asset purchases and will buy longer-term Treasuries at a rate of $20 billion instead of $25 billion per month and mortgage-backed securities at a rate of $15 billion rather than $20 billion per month. The Fed believes that the sizable and still-increasing holdings of longer-term securities should maintain downward pressure on longer-term interest rates, support mortgage markets, and help to make broader financial conditions more accommodative.

At the end of June, the Bureau of Economic Analysis released its third and final estimate of real gross domestic product (GDP) for the first three months of 2014. GDP fell at a seasonally adjusted annual rate of 2.9% in the first quarter. This is the largest contraction since the recession ended nearly five years ago. The final number compares to growth in GDP of 2.6% in the fourth quarter of 2013. This Bureau had previously revised the number to negative 1% from a growth of 0.1%.

Nonfarm payrolls increased 288,000 jobs in June and the unemployment rate fell to 6.1%, the lowest level since September 2008. Data for April and May were revised to show a total of 29,000 more jobs created than previously reported. The economy has added an average of 231,000 jobs per month this year, the highest six-month average since 2006.

Market Commentary

Treasuries rose for a second straight quarter, adding to first-half gains that erased almost all of 2013’s losses. Factors contributing to the demand for Treasuries include an uneven U.S. economy and conflict in Iraq and Ukraine. Over the first six months of the year the 30-Year U.S. Treasury yield moved from a 3.92 on January 2nd to a 3.36 on June 30th.

The municipal bond market was strengthened in 2014 by low supply and strong investor demand. Municipal bond issuance has remained low all year, totaling $149 billion through June 30 compared to $179 billion the same period last year. During the first half of 2014 the 30-Year AAA Municipal Market Data (MMD) yield moved from a 4.20 on January 2nd to a 3.28 on June 30th.

At the end of June, Puerto Rico enacted a law that will allow public corporations to defer or reduce payments on outstanding bonds. Under the legislation Puerto Rico bond issuers such as, the Puerto Rico Electric Power Authority, the Puerto Rico Aqueduct and Sewer Authority and the Puerto Rico Highway and Transportation Authority will now have a process through which they can restructure debt.

As a result of the legislation, Puerto Rico credits, including the commonwealth’s general obligation bonds, saw downgrades and a drop in value. The rating agencies believe the law demonstrates a change in the commonwealth’s historically strong willingness to continue to meet its obligation to bondholders.

Fund Summary

The Spirit of America High Yield Tax Free Bond Fund’s (SOAMX), (“the Fund”), objective is to maintain current income that is exempt from federal income tax, including the alternative minimum tax (“AMT”). The emphasis of the Fund is in the High Yield section of the municipal market.

As a High Yield Bond Fund, the mandate allows the Fund to invest in lower rated

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

securities; however, we have kept our focus on investing in bonds in the “Baa3”/“BBB-” range and higher. Our plan is to continue with this relatively conservative approach to investing in the high yield municipal market.

In keeping with this philosophy, the Fund has been able to maintain attractive yields without venturing into the speculative, below investment grade, segment of the high yield municipal market. As of June 30, 2014, over 93% of the portfolio holdings are above investment grade, with over 85% rated “A” or better. The average rating of holdings in the Fund is A1/A+.

One of the Fund’s goals has been to diversify with respect to geographic location and sector. As of the end of June 2014, the Fund consists of 335 different positions varied across 44 states, 2 territories and the District of Columbia. The holdings range throughout various sectors, including areas such as: general obligations, healthcare, education, industrial development and other public improvement bonds. Also, while it certainly has not been a primary goal of the Fund, we have been able to maintain a percentage of bonds in states and territories which have a state tax exemption in New York, New Jersey and Connecticut, where a majority of our clients reside. Additionally, Puerto Rico bonds are exempt from state tax. Due to the struggles Puerto Rico has been facing, the Fund has actively managed its Puerto Rico holdings. As of June 30, 2014, Puerto Rico holdings represent 5.59% of the portfolio, down from 7.38% at the end of last quarter.

Return Summary

The Fund’s Net Asset Value (NAV) went from $8.89 to $9.45 during the first half of 2014. The Fund is currently at $107.1 million in net assets with 4,500 shareholder accounts as of June 30, 2014.

The Fund had a total return of 8.85% (no load, gross of fees) for the first six months of 2014. This compares to the 6.00% return of its benchmark, the Barclays Municipal Bond Index, for the same period. That result does not take the Fund’s sales charge and expense ratio into account. One of the factors that led the Fund to outperform the index was the longer average maturity of the Fund than the index. Bonds with longer maturities experience greater price movement when interest rates change.

Including the sales charge and expenses, as of June 30, 2014, the Fund’s calendar year to date return was 3.26%. The fund had an annualized five year return of 5.95% and an annualized return since inception of 3.44%.

Our plan is to proceed with the same strategy that we have utilized since the Fund’s inception. We will continue to seek out municipal bonds that provide a balance between credit risk and the potential to offer high current income and consistently attractive yields.

HIGH YIELD TAX FREE BOND FUND	3

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Ratings are provided by Moody’s Investor Services and Standard & Poor’s. The Moody’s ratings in the following ratings explanations are in parenthesis.

AAA (Aaa) - The highest rating assigned by Moody’s and S&P. Capacity to pay interest and repay principal is extremely strong.

AA (Aa) - Debt has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB (Baa) - Debt is regarded as having an adequate capacity to pay interest and repay principal. These ratings by Moody’s and S&P are the “cut-off” for a bond to be considered investment grade. Whereas debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal in this category than in higher-rated categories.

BB (Bb), B, CCC (Ccc), CC (Cc), C - Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or market exposure to adverse conditions and are not considered to be investment grade.

D - Debt rated “D” is in payment default. This rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Ratings are subject to change.

Ratings apply to the bonds in the portfolio. They do not remove market risk associated with the fund. Ratings are based on Moody’s and S&P, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher of the two rating is applied thus improving the overall evaluation of the portfolio.

4	SPIRIT OF AMERICA

Summary of Portfolio Holdings (Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America High Yield Tax Free Bond Fund

June 30, 2014

New York	21.90%	$22,955,571
New Jersey	13.48	14,132,215
Connecticut	9.64	10,103,791
Florida	5.97	6,260,227
Pennsylvania	5.77	6,045,671
Puerto Rico	5.59	5,862,295
Texas	4.96	5,198,407
Michigan	3.50	3,672,052
Illinois	2.73	2,866,439
Indiana	2.61	2,733,076
Maryland	2.61	2,730,778
Rhode Island	1.86	1,952,978
Washington	1.83	1,920,540
California	1.78	1,868,449
New Mexico	1.55	1,624,309
Georgia	1.46	1,531,332
District of Columbia	1.13	1,180,404
Maine	0.99	1,036,638
Ohio	0.89	935,112
Massachusetts	0.89	927,369
Louisiana	0.84	881,762
Wisconsin	0.71	744,942
Alaska	0.60	625,048
Colorado	0.59	621,952
North Carolina	0.57	602,023
Missouri	0.50	524,800

West Virginia	0.48	501,503
Utah	0.41	432,671
New Hampshire	0.35	364,489
Oregon	0.34	359,389
Iowa	0.33	342,105
Tennessee	0.32	335,396
South Carolina	0.29	304,488
Nebraska	0.27	287,315
Kentucky	0.27	283,490
Kansas	0.26	273,430
Mississippi	0.26	272,087
Oklahoma	0.24	250,895
Vermont	0.23	235,450
Virginia	0.21	218,139
Arizona	0.21	217,540
Minnesota	0.20	203,964
Nevada	0.13	135,080
Virgin Islands	0.10	109,482
Alabama	0.10	108,351
Hawaii	0.04	44,372
North Dakota	0.01	10,506
Total Investments	100.00%	$104,828,322

HIGH YIELD TAX FREE BOND FUND	5

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graph below compares the increase in value of a $10,000 investment in the Fund with the performance of the Barclays Municipal Bond Index. The values and returns for the Fund include reinvested distributions, and the impact of the maximum sales charge of 4.75% placed on purchases. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Average Annual Total Returns

For the Periods Ended June 30, 2014

Six Months (with sales charge)	3.26%	[a]
Six Months (without sales charge)	8.37%
1 Year (with sales charge)	-0.27%	[a]
1 Year (without sales charge)	4.72%
Since Inception (with sales charge)[b]	3.44%	[a]
Since Inception (without sales charge)[b]	4.24%

Past performance is not indicative of future results.

a	Reflects a 4.75% front-end sales charge.

b	Inception date: February 29, 2008.

Growth of $10,000

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

*	Fund commenced operations February 29, 2008.
**	The Barclays Municipal Bond Index benchmark is based on a start date of February 29, 2008.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-452-4892.

The Barclays Municipal Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

6	SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE PERIOD JANUARY 1, 2014 TO JUNE 30, 2014

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America High Yield Tax Free Bond Fund

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$1,083.70	0.90%	$4.66
Hypothetical 5% Return	$1,000.00	$1,020.32	0.90%	$4.52

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (181), then divided by 365.

HIGH YIELD TAX FREE BOND FUND	7

SCHEDULE OF INVESTMENTS	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value
Municipal Bonds 97.92%

Alabama 0.10%
Cullman County Health Care Authority, Refunding Revenue Bonds, Series A, Callable 02/01/19 @ 100, (OID), 6.75%, 02/01/29	$100,000	$108,351

Alaska 0.58%
Alaska Housing Finance Corp., Revenue Bonds, Series A, Callable 06/01/21 @ 100, (OID), 4.25%, 12/01/40	100,000	102,282
Alaska Housing Finance Corp., Revenue Bonds, Series A, Callable 06/01/21 @ 100, (OID), 4.13%, 12/01/37	100,000	101,956
Northern TOB Securitization Corp., Refunding Revenue Bonds, Series A, Callable 07/25/14 @ 100, (OID), 5.00%, 06/01/32	500,000	420,810
		625,048

Arizona 0.20%
Arizona Health Facilities Authority, Refunding Revenue Bonds, Series D, Callable 07/01/19 @ 100, (OID), 5.00%, 07/01/28	100,000	105,598
State of Arizona, Public Improvements Revenue Bonds, Series A, Callable 01/01/20 @ 100, (AGM), 5.00%, 07/01/28	100,000	111,942
		217,540

California 1.75%
California Educational Facilities Authority, University & College Improvements, Revenue Bonds, Callable 10/01/21 @ 100, (OID), 6.13%, 10/01/30	250,000	299,975
City of Los Angeles Wastewater System Revenue, Refunding Revenue Bonds, Subseries B, Callable 06/01/22 @ 100, (OID), 3.38%, 06/01/29	100,000	100,516
County of San Bernardino, Refunding Bonds, Certificate of Participation, Series A, Callable 08/01/19 @ 100, (OID), 5.25%, 08/01/26	50,000	53,557
County of San Bernardino, Refunding Bonds, Certificate of Participation, Series A, Callable 08/01/19 @ 100, 5.50%, 08/01/22	250,000	277,487
State of California, Public Improvements, General Obligation Unlimited, Callable 04/01/19 @ 100, (OID), 6.00%, 04/01/38	100,000	118,065
State of California, Port, Airport & Marina Improvements, General Obligation Unlimited, Callable 11/01/20 @ 100, (OID), 5.25%, 11/01/30	250,000	289,680

See accompanying notes to financial statements.

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

California (cont.)
State of California, Refunding Bonds, General Obligation Unlimited, Callable 08/01/18 @ 100, (OID), 5.00%, 08/01/34	$500,000	$554,000
Washington Township Health Care District, Hospital Improvements, General Obligation Unlimited, Series A, Callable 08/01/19 @ 100, (OID), 5.25%, 08/01/28	140,000	152,390
Washington Township Health Care District, Hospital Improvements, General Obligation Unlimited, Series A, Callable 08/01/19 @ 100, (OID), 5.00%, 08/01/20	20,000	22,779
		1,868,449

Colorado 0.58%
Colorado Health Facilities Authority, Refunding Revenue Bonds, Series B, Callable 01/01/20 @ 100, 5.25%, 01/01/30	100,000	113,487
Montrose Memorial Hospital, Inc., Hospital Improvements, Revenue Bonds, Callable 08/11/14 @ 102, (OID), 6.00%, 12/01/33	500,000	508,465
		621,952

Connecticut 9.44%
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series F-1, Callable 11/15/21 @ 100, (OID), 3.30%, 11/15/37	250,000	231,848
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series G, Callable 05/15/22 @ 100, 3.05%, 05/15/31	250,000	236,453
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series E-2, Callable 05/15/21 @ 100, (GO OF AUTH) (OID), 4.63%, 11/15/41	230,000	238,128
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries G-1, Callable 11/15/21 @ 100, (OID), 3.75%, 11/15/55	250,000	225,743
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Subseries D-1, Callable 05/15/21 @ 100, 4.00%, 11/15/34	250,000	250,735
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Subseries D-2, Callable 05/15/21 @ 100, 4.15%, 05/15/42	280,000	281,319
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Subseries C-1, Callable 05/15/21 @ 100, 3.75%, 11/15/35	500,000	485,640

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND	9

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Connecticut (cont.)
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Subseries C-1, Callable 05/15/21 @ 100, 3.88%, 11/15/38	$750,000	$727,785
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries B-1, Callable 05/15/21 @ 100, (GO OF AUTH), 3.35%, 05/15/28	250,000	251,062
Connecticut Housing Finance Authority, Multi-Family Housing, Revenue Bonds, Subseries F-1, Callable 05/15/21 @ 100, (GO OF AUTH), 4.63%, 11/15/41	215,000	224,170
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Subseries C-1, Callable 05/15/21 @ 100, 3.50%, 05/15/31	250,000	247,478
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries C-1, Callable 05/15/21 @ 100, 3.25%, 11/15/27	150,000	151,565
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series B-2, Callable 05/15/21 @ 100, (GO OF AUTH), 4.90%, 11/15/36	450,000	471,609
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series B-2, Callable 05/15/21 @ 100, (GO OF AUTH), 5.00%, 11/15/41	40,000	41,963
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries E-1, Callable 05/15/20 @ 100, (GO OF AUTH), 4.88%, 11/15/46	100,000	104,531
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries D-1, Callable 05/15/20 @ 100, (GO OF AUTH), 4.38%, 11/15/31	30,000	30,677
Connecticut State Health & Educational Facility Authority, Revenue Bonds, Series P, Callable 07/01/20 @ 100, 5.00%, 07/01/28	100,000	109,919
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Series A, Callable 07/01/21 @ 100, 5.00%, 07/01/32	385,000	419,307
Connecticut State Health & Educational Facility Authority, University & College Improvements, Revenue Bonds, Series O, Callable 07/01/20 @ 100, (OID), 4.75%, 07/01/30	100,000	107,209
Connecticut State Health & Educational Facility Authority, University & College Improvements, Revenue Bonds, Callable 07/01/18 @ 100, (BHAC-CR) (NATL-RE) (OID), 5.00%, 07/01/37	250,000	272,030

See accompanying notes to financial statements.

10	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Connecticut (cont.)
Connecticut State Health & Educational Facility Authority, University & College Improvements, Revenue Bonds, Series O, Callable 07/01/20 @ 100, (OID), 5.00%, 07/01/40	$125,000	$133,388
Connecticut State Health & Educational Facility Authority, Private Primary Schools, Revenue Bonds, Series C, Callable 07/01/22 @ 100, 4.00%, 07/01/33	100,000	102,408
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Series J, Callable 07/01/22 @ 100, (OID), 4.50%, 07/01/38	500,000	501,000
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Series E, Callable 07/01/24 @ 100, 5.00%, 07/01/34	100,000	109,640
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Series J, Callable 07/01/22 @ 100, (OID), 4.25%, 07/01/31	500,000	509,165
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Series B, Callable 07/01/21 @ 100, (AGM) (OID), 4.00%, 07/01/37	250,000	251,975
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Series J, Callable 07/01/22 @ 100, 5.00%, 07/01/42	500,000	528,315
State of Connecticut, Public Improvements, General Obligation Unlimited, Series B, Callable 04/15/22 @ 100, 4.00%, 04/15/32	250,000	258,442
State of Connecticut, Public Improvements, General Obligation Unlimited, Series A, Callable 03/01/24 @ 100, (OID), 4.00%, 03/01/33	400,000	415,596
State of Connecticut Special Tax Revenue, Public Improvements, Revenue Bonds, Callable 01/01/23 @ 100, 5.00%, 01/01/28	445,000	512,742
State of Connecticut Special Tax Revenue, Highway Improvements, Revenue Bonds, Callable 11/01/20 @ 100, 5.00%, 11/01/22	100,000	116,774
State of Connecticut Special Tax Revenue, Highway Improvements, Revenue Bonds, Series A, Callable 10/01/23 @ 100, 5.00%, 10/01/30	250,000	287,915
State of Connecticut Special Tax Revenue, Public Improvements, Revenue Bonds, Callable 01/01/23 @ 100, 3.00%, 01/01/33	1,000,000	926,470

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND	11

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Connecticut (cont.)
University of Connecticut, University & College Improvements, Revenue Bonds, Series A, Callable 02/15/24 @ 100, 5.00%, 02/15/34	$250,000	$283,885
University of Connecticut, University & College Improvements, Revenue Bonds, Series A, Callable 02/15/20 @ 100, (GO OF UNIVERSITY), 5.00%, 02/15/28	50,000	56,905
		10,103,791

District of Columbia 1.10%
District of Columbia, Hospital Improvements, Revenue Bonds, Subseries 2, Callable 07/15/18 @ 101, (AGM), 5.45%, 07/15/35	515,000	556,535
District of Columbia Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Callable 06/15/23 @ 100, (Fanni Mae), 4.45%, 06/15/31	320,000	333,674
District of Columbia Housing Finance Agency, State Single-Family Housing, Revenue Bonds, Callable 12/01/21 @ 100, (Fanni Mae), 4.90%, 06/01/40	280,000	290,195
		1,180,404

Florida 5.85%
Citizens Property Insurance Corp., Miscellaneous Purposes, Revenue Bonds, Series A-1, 4.75%, 06/01/20	150,000	172,797
City of Miami, Parking Facility Improvements, Revenue Bonds, Series A, Callable 07/01/20 @ 100, (AGM) (OID), 5.25%, 07/01/35	105,000	111,360
City of Miami, Parking Facility Improvements, Revenue Bonds, Series A, Callable 07/01/20 @ 100, (AGM) (OID), 5.25%, 07/01/39	125,000	130,746
City of Miami Parking System Revenue, Refunding Revenue Bonds, Callable 10/01/19 @ 100, (OID), 5.35%, 10/01/39	500,000	532,835
County of Miami-Dade, Hospital Improvements, Revenue Bonds, Callable 06/01/19 @ 100, (OID), 5.75%, 06/01/39	110,000	121,337
County of Miami-Dade, Public Improvements, General Obligation Unlimited, Series B-1, Callable 07/01/18 @ 100, (OID), 5.63%, 07/01/38	250,000	282,877
County of Miami-Dade, Recreational Facility Improvements, Revenue Bonds, Series C, Callable 10/01/19 @ 100, (OID), 5.38%, 10/01/28	250,000	274,907

See accompanying notes to financial statements.

12	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Florida (cont.)
County of Miami-Dade Aviation Revenue, Port, Airport & Marina Improvements, Revenue Bonds, Series A, Callable 10/01/20 @ 100, (OID), 5.25%, 10/01/30	$150,000	$166,556
Escambia County Health Facilities Authority, Hospital Improvements, Revenue Bonds, Series A, 5.00%, 08/15/14	100,000	100,467
Escambia County Health Facilities Authority, Hospital Improvements, Revenue Bonds, Series A, Callable 08/15/20 @ 100, (OID), 5.50%, 08/15/24	250,000	288,302
Escambia County Health Facilities Authority, Hospital Improvements, Revenue Bonds, Series A, Callable 08/15/20 @ 100, (OID), 5.75%, 08/15/29	160,000	182,496
Florida Gulf Coast University Financing Corp., University & College Improvements, Revenue Bonds, Series A, Callable 02/01/21 @ 100, 5.00%, 02/01/28	100,000	106,743
Florida Higher Educational Facilities Financial Authority, University & College Improvements, Refunding Revenue Bonds, Callable 04/01/21 @ 100, (OID), 6.00%, 04/01/26	130,000	154,870
Florida Housing Finance Corp., State Single-Family Housing, Revenue Bonds, Series 2, Callable 07/01/19 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae), 5.00%, 07/01/39	80,000	83,245
Florida Municipal Loan Council, Water Utility Improvements, Revenue Bonds, Series D, Callable 10/01/21 @ 100, (AGM) (OID), 5.25%, 10/01/33	100,000	108,246
Florida Municipal Loan Council, Water Utility Improvements, Revenue Bonds, Series D, Callable 10/01/21 @ 100, (AGM) (OID), 5.50%, 10/01/41	100,000	107,330
FSU Financial Assistance, Inc., Refunding Revenue Bonds, Series A, Callable 10/01/22 @ 100, 5.00%, 10/01/30	500,000	540,995
Greater Orlando Aviation Authority, Port, Airport & Marina Improvements, Revenue Bonds, Series A, Callable 10/01/20 @ 100, 5.00%, 10/01/25	200,000	229,482
Hillsborough County Industrial Development Authority, School Improvements, Revenue Bonds, Callable 05/15/17 @ 100, 5.13%, 05/15/37	250,000	243,255
JEA Electric System Revenue, Revenue Bonds, Series THREE-B, Callable 10/01/17 @ 100, (OID), 3.75%, 10/01/39	500,000	482,540
JEA Water & Sewer System Revenue, Revenue Bonds, Series B, Callable 10/01/17 @ 100, (OID), 4.00%, 10/01/41	515,000	512,435
JEA Water & Sewer System Revenue, Revenue Bonds, Subseries B, Callable 10/01/17 @ 100, (OID), 3.88%, 10/01/37	250,000	240,520

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND	13

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Florida (cont.)
Miami-Dade County Educational Facilities Authority, University & College Improvements, Revenue Bonds, Series B, (AMBAC), 5.25%, 04/01/31	$260,000	$312,125
North Sumter County Utility Dependent District, Water & Utility Improvements, Revenue Bonds, Callable 10/01/20 @ 100, (AGM) (OID), 5.38%, 10/01/40	400,000	428,276
Orange County Health Facilities Authority, Hospital Improvements, Revenue Bonds, 5.25%, 10/01/19	160,000	186,282
Palm Beach County School District, Refunding Bonds, Certificate of Participation, Series A, Callable 08/01/21 @ 100, 5.00%, 08/01/24	45,000	50,853
Tampa-Hillsborough County Expressway Authority, Refunding Revenue Bonds, Series A, Callable 07/01/22 @ 100, 5.00%, 07/01/37	100,000	108,350
		6,260,227

Georgia 1.43%
Albany-Dougherty Inner City Authority, University & College Improvements, Revenue Bonds, Callable 07/01/20 @ 100, 5.00%, 07/01/35	250,000	271,245
Albany-Dougherty Payroll Development Authority, University & College Improvements, Revenue Bonds, Callable 06/15/20 @ 100, (AGM) (OID), 5.50%, 06/15/36	325,000	361,663
City of Atlanta, Refunding Revenue Bonds, Series B, Callable 11/01/19 @ 100, (AGM) (OID), 5.38%, 11/01/39	250,000	275,270
Fulton County Development Authority, Refunding Revenue Bonds, Callable 10/01/22 @ 100, (OID), 4.25%, 10/01/37	100,000	102,230
Fulton County Development Authority, Refunding Revenue Bonds, 5.00%, 10/01/22	150,000	177,164
Fulton County Development Authority, University & College Improvements, Revenue Bonds, Callable 04/01/21 @ 100, (OID), 5.75%, 10/01/31	50,000	58,470
Fulton County Development Authority, University & College Improvements, Revenue Bonds, Callable 04/01/21 @ 100, (OID), 5.75%, 10/01/41	250,000	285,290
		1,531,332

Hawaii 0.04%
Hawaii Pacific Health, Hospital Improvements, Revenue Bonds, Series B, Callable 07/01/20 @ 100, (OID), 5.75%, 07/01/40	40,000	44,372

See accompanying notes to financial statements.

14	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Illinois 2.68%
Chicago Board of Education, School Improvements, General Obligation Unlimited, Series A, Callable 12/01/22 @ 100, 5.00%, 12/01/42	$1,100,000	$1,117,314
City of Chicago, Local Multi-Family Housing, Revenue Bonds, Callable 08/01/20 @ 100, (Freddie Mac), 4.75%, 02/01/31	250,000	261,392
Illinois Finance Authority, Refunding Revenue Bonds, Series A, Callable 02/15/20 @ 100, (OID), 6.00%, 08/15/38	175,000	187,891
Illinois Finance Authority, Hospital Improvements, Revenue Bonds, Series A, Callable 08/15/21 @ 100, (OID), 5.88%, 08/15/34	100,000	111,902
Illinois Finance Authority, Hospital Improvements, Revenue Bonds, Series A, Callable 08/15/18 @ 100, (OID), 5.25%, 08/15/47	250,000	258,670
Illinois Finance Authority, Refunding Revenue Bonds, Series A, Callable 02/15/20 @ 100, (OID), 5.50%, 08/15/24	215,000	236,629
Railsplitter Tobacco Settlement Authority, Public Improvements, Revenue Bonds, Callable 06/01/21 @ 100, (OID), 6.00%, 06/01/28	250,000	290,730
Railsplitter Tobacco Settlement Authority, Public Improvements, Revenue Bonds, (OID), 5.13%, 06/01/19	250,000	288,517
University of Illinois, University & College Improvements, Revenue Bonds, Series A, Callable 04/01/21 @ 100, 5.50%, 04/01/31	100,000	113,394
		2,866,439

Indiana 2.55%
Indiana Finance Authority, Refunding Revenue Bonds, Series A, Callable 12/01/19 @ 100, (OID), 5.25%, 12/01/38	265,000	288,900
Indiana Finance Authority, Refunding Revenue Bonds, Series A, Callable 05/01/19 @ 100, (OID), 5.75%, 05/01/31	100,000	109,491
Indiana Finance Authority, Hospital Improvements, Revenue Bonds, Callable 11/01/19 @ 100, (OID), 5.25%, 11/01/39	250,000	272,225
Town of Munster , Public Improvements, Tax Allocation Bonds, Callable 07/15/21 @ 100, (OID), 5.13%, 01/15/31	2,000,000	2,062,460
		2,733,076

Iowa 0.32%
Iowa State Finance Authority, Revenue Bonds, Series A, Callable 08/15/19 @ 100, (OID), 5.38%, 08/15/29	300,000	342,105

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND	15

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Kansas 0.26%
Kansas Development Finance Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100, 5.00%, 01/01/35	$250,000	$273,430

Kentucky 0.27%
Kentucky Municipal Power Agency, Electric Lights & Power Improvements, Revenue Bonds, Series A, Callable 09/01/20 @ 100, (AGM), 5.00%, 09/01/23	250,000	283,490

Louisiana 0.82%
Louisiana Local Government Environmental Facilities & Community Development Authority, Sewer Improvements, Revenue Bonds, Series A, Callable 02/01/23 @ 100, (OID), 4.00%, 02/01/48	500,000	497,240
Louisiana Local Government Environmental Facilities & Community Development Authority, Sewer Improvements, Revenue Bonds, Series A, Callable 02/01/23 @ 100, 5.00%, 02/01/35	100,000	109,477
Louisiana Public Facilities Authority, Refunding Revenue Bonds, Series A, Callable 07/01/19 @ 100, (OID), 6.00%, 07/01/29	250,000	275,045
		881,762

Maine 0.97%
Maine Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, Callable 07/01/22 @ 100, (OID), 3.63%, 07/01/41	500,000	484,485
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Series D-2, Callable 11/15/22 @ 100, 4.50%, 11/15/37	250,000	256,832
Maine State Housing Authority, Local Single-Family Housing, Revenue Bonds, Series C, Callable 01/15/19 @ 100, 5.00%, 11/15/29	100,000	105,507
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Series B, Callable 11/15/22 @ 100, 3.45%, 11/15/32	100,000	96,523
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Series B, Callable 11/15/22 @ 100, 3.60%, 11/15/36	100,000	93,291
		1,036,638

See accompanying notes to financial statements.

16	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Maryland 2.55%
Maryland Community Development Administration, State Single-Family Housing, Revenue Bonds, Series B, Callable 09/01/18 @ 100, 4.75%, 09/01/39	$250,000	$255,810
Maryland Community Development Administration, Refunding Revenue Bonds, Series B, Callable 03/01/20 @ 100, 5.13%, 09/01/30	350,000	369,932
Maryland Economic Development Corp., Port, Airport & Marina Improvements, Revenue Bonds, Series B, Callable 06/01/20 @ 100, (OID), 5.75%, 06/01/35	445,000	466,302
Maryland Economic Development Corp., Port, Airport & Marina Improvements, Revenue Bonds, Series B, Callable 06/01/20 @ 100, (OID), 5.38%, 06/01/25	500,000	541,600
Maryland Health & Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 05/15/16 @ 100, 5.25%, 05/15/46	165,000	169,595
Maryland Health & Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 05/15/20 @ 100, (OID), 4.63%, 05/15/35	60,000	62,164
Montgomery County Housing Opportunites Commission, Local Multi-Family Housing, Revenue Bonds, Series B-1, Callable 07/01/20 @ 100, 5.00%, 07/01/31	250,000	263,617
Montgomery County Housing Opportunites Commission, Revenue Bonds, Series B, Callable 01/01/22 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae), 3.63%, 07/01/33	600,000	601,758
		2,730,778

Massachusetts 0.87%
Massachusetts Educational Financing Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100, (OID), 5.25%, 01/01/29	75,000	79,614
Massachusetts Educational Financing Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100, (OID), 5.20%, 01/01/27	175,000	185,885
Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, Series C, Callable 07/01/20 @ 100, (OID), 5.00%, 07/01/30	100,000	105,174
Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, Series C, 4.25%, 07/01/18	150,000	162,294
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series A, Callable 06/01/20 @ 100, (FHA) (INS), 5.25%, 12/01/35	175,000	183,869

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND	17

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Massachusetts (cont.)
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series C, Callable 06/01/19 @ 100, 5.13%, 12/01/39	$100,000	$104,442
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series C, Callable 06/01/19 @ 100, 4.85%, 12/01/29	100,000	106,091
		927,369

Michigan 3.43%
Michigan Public Educational Facilities Authority, School Improvements, Refunding Revenue Bonds, Series A, Callable 12/01/15 @ 100, 6.00%, 12/01/35	500,000	484,750
Michigan State Building Authority, Refunding Revenue Bonds, Series 1-A, Callable 10/15/21 @ 100, (OID), 5.38%, 10/15/36	100,000	114,515
Michigan State Building Authority, Refunding Revenue Bonds, Series 1-A, Callable 10/15/21 @ 100, (OID), 5.20%, 10/15/31	750,000	842,580
Michigan State Hospital Finance Authority, Refunding Revenue Bonds, Callable 11/15/19 @ 100, (OID), 5.63%, 11/15/29	100,000	113,556
Michigan State Housing Development Authority, State Multi-Family Housing, Revenue Bonds, Series A2, Callable 04/01/22 @ 100, (GO OF AUTH), 4.50%, 10/01/36	710,000	721,566
Michigan State Housing Development Authority, State Multi-Family Housing, Revenue Bonds, Series A, Callable 06/01/21 @ 100, (GO OF AUTH), 4.60%, 12/01/26	115,000	120,971
Michigan Tobacco Settlement Finance Authority, Refunding Revenue Bonds, Series A, Callable 06/01/18 @ 100, (OID), 6.88%, 06/01/42	250,000	239,393
Michigan Tobacco Settlement Finance Authority, Miscellaneous Purposes, Revenue Bonds, Series A, Callable 06/01/17 @ 100, (OID), 6.00%, 06/01/48	595,000	492,589
Royal Oak Hospital Finance Authority, Refunding Revenue Bonds, Series W, Callable 08/01/19 @ 100, 6.38%, 08/01/29	250,000	290,995
Royal Oak Hospital Finance Authority, Refunding Revenue Bonds, Series W, Callable 08/01/14 @ 100, 6.00%, 08/01/29	250,000	251,137
		3,672,052

Minnesota 0.19%
City of St. Cloud , Refunding Revenue Bonds, Series A, Callable 05/01/15 @ 100, (OID), 5.00%, 05/01/25	200,000	203,964

See accompanying notes to financial statements.

18	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Mississippi 0.25%
Mississippi Hospital Equipment & Facilities Authority, Refunding Revenue Bonds, Callable 01/01/20 @ 100, 5.25%, 01/01/30	$250,000	$272,087

Missouri 0.49%
Hanley Road Corridor Transportation Development District, Refunding Revenue Bonds, Series A, Callable 10/01/19 @ 100, (OID), 5.88%, 10/01/36	275,000	298,914
Health & Educational Facilities Authority of the State of Missouri, Health, Hospital & Nursing Home Improvements, Revenue Bonds, Callable 11/15/22 @ 100, (OID), 3.75%, 11/15/39	100,000	93,015
Missouri Housing Development Commission, State Single-Family Housing, Revenue Bonds, Series D, Callable 09/01/19 @ 100, (Fannie Mae) (Ginnie Mae), 4.70%, 03/01/35	125,000	132,871
		524,800

Nebraska 0.27%
Nebraska Public Power District, Electric Lights & Power Improvements, Revenue Bonds, Series A, Callable 01/01/22 @ 100, 5.00%, 01/01/25	250,000	287,315

Nevada 0.13%
City of Reno, Hospital Improvements, Revenue Bonds, Callable 06/01/18 @ 100, (AMBAC) (OID), 5.50%, 06/01/28	50,000	53,098
Nevada Housing Division, State Single-Family Housing, Revenue Bonds, Series I, Callable 04/01/20 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae), 4.40%, 04/01/27	80,000	81,982
		135,080

New Hampshire 0.34%
New Hampshire Health & Education Facilities Authority Revenue, Refunding Revenue Bonds, Callable 01/01/15 @ 100, (ACA), 5.00%, 01/01/36	250,000	250,602
New Hampshire Health & Education Facilities Authority Revenue, Refunding Revenue Bonds, Callable 10/01/19 @ 100, (FHA), 6.25%, 04/01/26	100,000	113,887
		364,489

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND	19

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

New Jersey 13.20%
Essex County Improvement Authority, Public Improvements, Revenue Bonds, Series B, Callable 11/01/20 @ 100, (AGM) (OID), 5.75%, 11/01/30	$250,000	$278,515
Hudson County Improvement Authority, Refunding Revenue Bonds, (AGM), 5.40%, 10/01/25	150,000	175,688
New Jersey Economic Development Authority, Revenue Bonds, Series II, Callable 03/01/22 @ 100, 5.00%, 03/01/25	1,000,000	1,117,800
New Jersey Economic Development Authority, Refunding Revenue Bonds, Series GG, Callable 03/01/21 @ 100, (State Appropriation) (OID), 5.25%, 09/01/26	855,000	962,636
New Jersey Economic Development Authority, Revenue Bonds, Callable 03/01/23 @ 100, 5.00%, 03/01/31	250,000	271,952
New Jersey Economic Development Authority, University & College Improvements, Revenue Bonds, Callable 06/15/23 @ 100, 5.00%, 06/15/30	250,000	287,927
New Jersey Economic Development Authority, School Improvements, Revenue Bonds, Series CC-2, Callable 06/15/20 @ 100, 5.00%, 12/15/32	100,000	108,608
New Jersey Health Care Facilities Financing Authority, Refunding Revenue Bonds, Callable 07/01/21 @ 100, (OID), 6.00%, 07/01/37	200,000	231,454
New Jersey Health Care Facilities Financing Authority, Refunding Revenue Bonds, Series A, Callable 07/01/18 @ 100, (OID), 5.00%, 07/01/27	275,000	296,849
New Jersey Health Care Facilities Financing Authority, Hospital Improvements, Revenue Bonds, Callable 10/01/19 @ 100, (State Appropriation) (OID), 5.75%, 10/01/31	545,000	625,180
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Series 2, Callable 12/01/20 @ 100, (OID), 5.00%, 12/01/36	65,000	67,608
New Jersey Higher Education Student Assistance Authority, Refunding Revenue Bonds, Series 1A, Callable 12/01/19 @ 100, 5.25%, 12/01/32	100,000	107,044
New Jersey Higher Education Student Assistance Authority, Refunding Revenue Bonds, Series 1A, Callable 12/01/19 @ 100, 5.25%, 12/01/28	210,000	227,031
New Jersey Housing & Mortgage Finance Agency, State Single-Family Housing, Revenue Bonds, Series CC, Callable 04/01/19 @ 100, 5.00%, 10/01/34	100,000	104,584

See accompanying notes to financial statements.

20	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

New Jersey (cont.)
New Jersey State Turnpike Authority, Revenue Bonds, Series B, Callable 01/01/23 @ 100, 5.00%, 01/01/29	$500,000	$565,685
New Jersey State Turnpike Authority, Highway Improvements, Revenue Bonds, Series A, Callable 07/01/22 @ 100, 5.00%, 01/01/31	200,000	223,274
New Jersey State Turnpike Authority, Highway Improvements, Revenue Bonds, Series A, Callable 07/01/22 @ 100, 5.00%, 01/01/32	500,000	555,960
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, Series A, Callable 06/15/21 @ 100, (State Appropriation), 5.00%, 06/15/22	100,000	115,857
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, Series B, Callable 06/15/21 @ 100, (OID), 5.00%, 06/15/42	200,000	209,800
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, Series A, Callable 06/15/21 @ 100, (State Appropriation) (OID), 5.25%, 06/15/31	220,000	244,713
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, Series A, Callable 06/15/22 @ 100, 5.00%, 06/15/42	4,185,000	4,412,120
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, Series AA, Callable 06/15/22 @ 100, 5.00%, 06/15/38	1,105,000	1,175,720
Newark Housing Authority, Public Improvements, Revenue Bonds, Callable 12/01/19 @ 100, 6.75%, 12/01/38	750,000	884,152
Tenafly School District, Refunding Bonds, General Obligation Unlimited, Callable 07/15/22 @ 100, (OID), 3.00%, 07/15/30	250,000	235,053
Tenafly School District, Refunding Bonds, General Obligation Unlimited, Callable 07/15/22 @ 100, (OID), 3.00%, 07/15/29	250,000	237,453
Tobacco Settlement Financing Corp., Refunding Bonds, Revenue Bonds, Series 1A, Callable 06/01/17 @ 100, (OID), 5.00%, 06/01/41	550,000	409,552
		14,132,215

New Mexico 1.52%
New Mexico Hospital Equipment Loan Council, Hospital Improvements, Revenue Bonds, Callable 08/01/19 @ 100, 5.13%, 08/01/35	445,000	480,511

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND	21

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

New Mexico (cont.)
New Mexico Hospital Equipment Loan Council, Hospital Improvements, Revenue Bonds, Callable 08/01/19 @ 100, (OID), 5.00%, 08/01/39	$225,000	$240,030
New Mexico Hospital Equipment Loan Council, Hospital Improvements, Revenue Bonds, Callable 08/01/22 @ 100, (OID), 4.00%, 08/01/42	500,000	490,875
New Mexico Mortgage Finance Authority, Revenue Bonds, Callable 03/01/22 @ 100, (FHA) (Fannie Mae) (Ginnie Mae) (GTD) (INS), 3.25%, 09/01/27	135,000	129,047
New Mexico Mortgage Finance Authority, Revenue Bonds, Callable 03/01/22 @ 100, (FHA) (Fannie Mae) (Ginnie Mae) (GTD) (INS), 3.55%, 09/01/32	225,000	206,406
Village of Los Ranchos de Albuquerque, Refunding Revenue Bonds, Callable 09/01/20 @ 100, (OID), 4.50%, 09/01/40	75,000	77,440
		1,624,309

New York 21.44%
Hudson Yards Infrastructure Corp., Public Improvements, Revenue Bonds, Series A, Callable 02/15/21 @ 100, 5.25%, 02/15/47	200,000	217,304
Hudson Yards Infrastructure Corp., Public Improvements, Revenue Bonds, Series A, Callable 02/15/21 @ 100, 5.75%, 02/15/47	250,000	285,175
Hudson Yards Infrastructure Corp., Transit Improvements, Revenue Bonds, Series A, Callable 02/15/17 @ 100, 5.00%, 02/15/47	60,000	62,214
Long Island Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Series A, Callable 05/01/21 @ 100, (AGM), 5.00%, 05/01/36	125,000	134,485
Long Island Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Series A, Callable 04/01/19 @ 100, (OID), 5.75%, 04/01/39	250,000	282,067
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series D, Callable 11/15/21 @ 100, (OID), 4.88%, 11/15/46	100,000	105,531
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series D, Callable 11/15/21 @ 100, (OID), 4.75%, 11/15/36	250,000	266,282
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series B, Callable 05/15/23 @ 100, 5.00%, 11/15/33	100,000	110,622

See accompanying notes to financial statements.

22	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

New York (cont.)
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series D, Callable 11/15/21 @ 100, 5.00%, 11/15/36	$250,000	$272,797
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series D, Callable 11/15/20 @ 100, (OID), 5.25%, 11/15/34	500,000	551,330
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series C, Callable 05/15/23 @ 100, 5.00%, 11/15/32	500,000	555,520
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series A, Callable 11/15/21 @ 100, (OID), 5.00%, 11/15/37	250,000	272,122
Metropolitan Transportation Authority, Refunding Revenue Bonds, Series D, Callable 11/15/23 @ 100, 5.25%, 11/15/28	50,000	58,018
Monroe County Industrial Development Corp., Hospital Improvements, Revenue Bonds, Callable 02/15/21 @ 100, (FHA) (INS), 5.75%, 08/15/35	250,000	289,510
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series G, Callable 11/01/20 @ 100, 4.75%, 05/01/41	250,000	262,372
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series D-1-A, Callable 05/01/20 @ 100, 4.85%, 11/01/35	250,000	259,355
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series C, Callable 11/01/19 @ 100, 4.95%, 05/01/47	500,000	516,500
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series G, Callable 11/01/21 @ 100, 3.80%, 11/01/37	500,000	478,315
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series F, Callable 11/01/21 @ 100, 3.80%, 11/01/37	500,000	478,315
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series J-1, 5.00%, 05/01/20	150,000	171,351
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series L-1, Callable 03/16/20 @ 100, 4.90%, 11/01/40	250,000	258,777
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series F, Callable 05/01/19 @ 100, 4.85%, 05/01/41	250,000	255,705

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND	23

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

New York (cont.)
New York City Housing Development Corp., Refunding Revenue Bonds, Series J, Callable 05/01/19 @ 100, 4.80%, 05/01/36	$250,000	$260,472
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series K, Callable 05/01/19 @ 100, 4.75%, 11/01/29	100,000	104,105
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series F, Callable 05/01/19 @ 100, 4.60%, 11/01/29	100,000	105,252
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 01/01/19 @ 100, (OID), 6.50%, 01/01/46	650,000	755,378
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 09/01/16 @ 100, (FGIC), 5.00%, 03/01/46	3,750,000	3,823,575
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 09/01/16 @ 100, (FGIC), 5.00%, 03/01/31	145,000	148,328
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 09/01/16 @ 100, (NATL-RE), 5.00%, 03/01/36	115,000	117,256
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 09/01/16 @ 100, (FGIC) (OID), 4.50%, 03/01/39	100,000	100,670
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Revenue Bonds, Series S-3, Callable 01/15/19 @ 100, (State Aid Withholding) (OID), 5.38%, 01/15/34	250,000	280,507
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, Series C, Callable 11/01/20 @ 100, (OID), 5.00%, 11/01/33	500,000	563,675
New York City Water & Sewer System, Revenue Bonds, Series FF, Callable 06/15/22 @ 100, 5.00%, 06/15/45	1,000,000	1,085,940
New York City Water & Sewer System, Revenue Bonds, Series BB, Callable 12/15/22 @ 100, 5.00%, 06/15/47	500,000	544,520
New York City Water & Sewer System, Revenue Bonds, Series EE, Callable 06/15/23 @ 100, 5.00%, 06/15/47	150,000	164,022
New York City Water & Sewer System, Refunding Revenue Bonds, Series CC, Callable 12/15/21 @ 100, 5.00%, 06/15/45	250,000	270,312

See accompanying notes to financial statements.

24	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

New York (cont.)
New York City Water & Sewer System, Refunding Revenue Bonds, Series EE, Callable 06/15/22 @ 100, (OID), 3.38%, 06/15/34	$100,000	$96,263
New York Convention Center Development Corp., Recreational Facility Improvements, Revenue Bonds, Callable 11/15/15 @ 100, (AMBAC), 5.00%, 11/15/44	225,000	231,647
New York Liberty Development Corp., Refunding Revenue Bonds, Callable 01/15/20 @ 100, 5.63%, 07/15/47	250,000	275,060
New York Mortgage Agency, Refunding Revenue Bonds, Series 176, Callable 04/01/22 @ 100, 3.65%, 10/01/37	250,000	231,808
New York Mortgage Agency, State Single-Family Housing, Revenue Bonds, 5.00%, 04/01/18	50,000	55,545
New York Mortgage Agency, State Single-Family Housing, Revenue Bonds, Series 168, Callable 10/01/21 @ 100, 3.75%, 10/01/32	1,000,000	981,790
New York State Dormitory Authority, Hospital Improvements, Revenue Bonds, Callable 05/01/19 @ 100, (OID), 5.50%, 05/01/37	350,000	378,084
New York State Dormitory Authority, Hospital Improvements, Revenue Bonds, Callable 05/01/19 @ 100, 5.50%, 05/01/30	500,000	550,805
New York State Dormitory Authority, School Improvements, Revenue Bonds, Series B, Callable 10/01/20 @ 100, (AGM), 4.75%, 10/01/40	165,000	171,306
New York State Dormitory Authority, University & College Improvements, Revenue Bonds, Series A, Callable 07/01/18 @ 100, 5.25%, 07/01/48	750,000	811,312
New York State Dormitory Authority, Refunding Revenue Bonds, Series H, Callable 10/01/22 @ 100, (State Aid Withholding), 3.25%, 04/01/31	280,000	260,711
New York State Dormitory Authority, Revenue Bonds, 5.00%, 05/15/20	100,000	117,616
New York State Dormitory Authority, Revenue Bonds, 5.00%, 05/15/22	165,000	196,886
New York State Dormitory Authority, Revenue Bonds, Series B, Callable 07/01/22 @ 100, (OID), 4.13%, 07/01/42	500,000	468,805
New York State Dormitory Authority, University & College Improvements, Revenue Bonds, Callable 07/01/19 @ 100, (INS) (OID), 5.25%, 07/01/33	200,000	213,642
New York State Dormitory Authority, University & College Improvements, Revenue Bonds, Series A, Callable 07/01/21 @ 100, (OID), 5.25%, 07/01/31	40,000	44,519

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND	25

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

New York (cont.)
New York State Dormitory Authority, Revenue Bonds, 5.00%, 08/15/21	$100,000	$117,128
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 05/01/19 @ 100, 5.00%, 11/01/45	150,000	156,786
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series A, Callable 05/01/20 @ 100, 4.85%, 11/01/36	100,000	103,016
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 05/01/19 @ 100, 4.80%, 11/01/34	250,000	261,595
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 05/01/19 @ 100, 4.85%, 11/01/41	205,000	214,127
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series C, Callable 05/01/22 @ 100, 3.75%, 11/01/37	250,000	247,793
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series D, Callable 05/01/22 @ 100, 3.60%, 05/01/45	200,000	171,078
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 05/01/20 @ 100, (SONYMA), 4.75%, 05/01/31	200,000	209,732
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 05/01/20 @ 100, (SONYMA), 5.20%, 05/01/42	500,000	523,210
New York State Urban Development Corp., Public Improvements, Revenue Bonds, Series A, 5.00%, 03/15/20	100,000	118,330
Orange County Funding Corp., University & College Improvements, Revenue Bonds, Series B, Callable 07/01/22 @ 100, (OID), 3.25%, 07/01/32	500,000	415,640
Orange County Funding Corp., University & College Improvements, Revenue Bonds, Series A, Callable 07/01/22 @ 100, (OID), 3.25%, 07/01/32	500,000	415,640
Port Authority of New York & New Jersey, Port, Airport & Marina Improvements, Revenue Bonds, Callable 12/01/22 @ 100, (OID), 3.25%, 12/01/42	250,000	220,783
Port Authority of New York & New Jersey, Port, Airport & Marina Improvements, Revenue Bonds, Callable 12/01/22 @ 100, (OID), 3.25%, 12/01/38	250,000	227,235
		22,955,571

See accompanying notes to financial statements.

26	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

North Carolina 0.56%
Charlotte-Mecklenburg, NC, Refunding Revenue Bonds, Series A, Callable 01/15/19 @ 100, (OID), 5.25%, 01/15/34	$100,000	$108,630
North Carolina Eastern Municipal Power Agency, Refunding Revenue Bonds, Series B, Callable 01/01/19 @ 100, (OID), 4.50%, 01/01/22	250,000	269,805
North Carolina Turnpike Authority, Highway Improvements, Revenue Bonds, Series A, Callable 01/01/19 @ 100, (OID), 5.75%, 01/01/39	200,000	223,588
		602,023

North Dakota 0.01%
North Dakota Housing Finance Agency, State Single-Family Housing, Revenue Bonds, Series B, Callable 01/01/21 @ 100, 4.45%, 01/01/25	10,000	10,506

Ohio 0.87%
Buckeye Tobacco Settlement Financing Authority, Miscellaneous Purposes, Revenue Bonds, Series A-2, Callable 06/01/17 @ 100, 6.50%, 06/01/47	80,000	68,562
Buckeye Tobacco Settlement Financing Authority, Miscellaneous Purposes, Revenue Bonds, Series A-2, Callable 06/01/17 @ 100, (OID), 6.00%, 06/01/42	420,000	343,808
Ohio State Higher Educational Facilities Revenue, Refunding Revenue Bonds, Callable 07/01/20 @ 100, (OID), 5.00%, 07/01/44	250,000	263,617
Ohio State Higher Educational Facilities Revenue, Hospital Improvements, Revenue Bonds, Callable 01/15/15 @ 100, 7.00%, 01/15/39	250,000	259,125
		935,112

Oklahoma 0.23%
Oklahoma Municipal Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Series A, Callable 01/01/23 @ 100, 4.00%, 01/01/47	250,000	250,895

Oregon 0.34%
Medford Hospital Facilities Authority, Refunding Revenue Bonds, Callable 08/15/20 @ 100, (AGM), 5.00%, 08/15/21	100,000	109,866
Oregon Health & Science University, Refunding Revenue Bonds, Series E, Callable 07/01/22 @ 100, 5.00%, 07/01/32	35,000	38,943

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND	27

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Oregon (cont.)
Oregon State Facilities Authority, Refunding Revenue Bonds, Series A, Callable 11/01/19 @ 100, 5.00%, 11/01/39	$200,000	$210,580
		359,389

Pennsylvania 5.65%
Allegheny County Sanitary Authority, Sewer Improvements, Revenue Bonds, Callable 12/01/23 @ 100, 5.25%, 12/01/44	500,000	549,835
City of Philadelphia, Public Improvements Refunding Bonds, General Obligation Limited, Series B, Callable 07/15/16 @ 100, (OID), 7.13%, 07/15/38	750,000	853,357
City of Philadelphia, Refunding Bonds, General Obligation Unlimited, Callable 08/01/16 @ 100, (OID), 5.88%, 08/01/31	220,000	235,818
City of Philadelphia, Refunding Bonds, General Obligation Unlimited, Callable 08/01/20 @ 100, (AGM) (OID), 5.25%, 08/01/26	135,000	150,173
Montgomery County Industrial Development Authority, Hospital Improvements, Revenue Bonds, Callable 08/01/20 @ 100, (FHA) (INS), 5.38%, 08/01/38	500,000	556,410
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 11/01/22 @ 100, 5.00%, 05/01/42	100,000	104,069
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 11/01/22 @ 100, (OID), 4.00%, 05/01/32	100,000	97,749
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 11/01/22 @ 100, 5.00%, 05/01/37	100,000	104,993
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 08/15/21 @ 100, (OID), 5.25%, 08/15/26	240,000	276,024
Pennsylvania Turnpike Commission, Highway Improvements, Revenue Bonds, Series A, Callable 12/01/22 @ 100, 5.00%, 12/01/43	2,000,000	2,168,340
Pennsylvania Turnpike Commission, Highway Improvements, Revenue Bonds, Subseries D, Callable 12/01/19 @ 100, 5.50%, 12/01/41	500,000	546,315
Philadelphia Municipal Authority, Public Improvements, Revenue Bonds, Callable 04/01/19 @ 100, (OID), 6.50%, 04/01/39	100,000	111,338

See accompanying notes to financial statements.

28	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Pennsylvania (cont.)
Philadelphia Municipal Authority, Public Improvements, Revenue Bonds, Callable 04/01/19 @ 100, (OID), 6.38%, 04/01/29	$250,000	$291,250
		6,045,671

Puerto Rico 5.48%
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A-4, Callable 01/01/20 @ 101, (AGM), 5.00%, 07/01/31	200,000	194,862
Commonwealth of Puerto Rico, General Obligation Unlimited, Series A, Callable 07/01/18 @ 100, (OID), 5.00%, 07/01/22	250,000	192,303
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A, Callable 07/01/21 @ 100, (AGM) (OID), 5.38%, 07/01/25	375,000	381,885
Commonwealth of Puerto Rico, General Obligation Unlimited, Series C, Callable 07/01/21 @ 100, (AGM) (OID), 5.25%, 07/01/26	100,000	100,464
Commonwealth of Puerto Rico, General Obligation Unlimited, Series A, Callable 07/01/16 @ 100, (OID), 6.13%, 07/01/33	100,000	75,897
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 08/11/14 @ 100, 5.25%, 07/01/20	350,000	285,964
Commonwealth of Puerto Rico, General Obligation Unlimited, Series A, Callable 07/01/22 @ 100, 5.25%, 07/01/24	300,000	229,488
Commonwealth of Puerto Rico, General Obligation Unlimited, Callable 07/01/16 @ 100, 5.00%, 07/01/18	250,000	222,898
Commonwealth of Puerto Rico, General Obligation Unlimited, Series A, (NATL-RE), 5.50%, 07/01/19	500,000	536,925
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 07/01/16 @ 100, 5.25%, 07/01/26	250,000	188,085
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding Revenue Bonds, Series A, 5.00%, 07/01/22	250,000	175,640
Puerto Rico Electric Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Series RR, Callable 07/01/15 @ 100, (AGM), 5.00%, 07/01/20	500,000	503,950
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series U, Callable 07/01/22 @ 100, (Commonwealth Guaranteed), 5.25%, 07/01/23	100,000	77,989
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series U, (Commonwealth Guaranteed), 5.00%, 07/01/22	185,000	144,792

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND	29

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Puerto Rico (cont.)
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series M, (Commonwealth Guaranteed), 6.25%, 07/01/31	$945,000	$707,030
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series M, (Commonwealth Guaranteed), 6.00%, 07/01/20	100,000	83,634
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series P, Callable 08/11/14 @ 100, (Commonwealth Guaranteed), 7.00%, 07/01/25	250,000	207,923
Puerto Rico Public Buildings Authority, Economic Improvements, Revenue Bonds, Series N, Callable 07/01/17 @ 100, (Commonwealth Guaranteed), 5.50%, 07/01/20	235,000	192,216
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series P, Callable 07/01/19 @ 100, (Commonwealth Guaranteed) (OID), 6.25%, 07/01/26	460,000	357,342
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series U, (CommonwealthGuaranteed), 5.00%, 07/01/21	180,000	142,420
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series P, Callable 07/01/19 @ 100, (Commonwealth Guaranteed) (OID), 6.75%, 07/01/36	240,000	187,522
Puerto Rico Sales Tax Financing Corp., Public Improvements, Revenue Bonds, Subseries C, Callable 08/01/20 @ 100, (OID), 5.38%, 08/01/36	750,000	590,055
Puerto Rico Sales Tax Financing Corp., Public Improvements, Revenue Bonds, Subseries A, Callable 02/01/20 @ 100, (OID), 5.25%, 08/01/30	100,000	83,011
		5,862,295

Rhode Island 1.82%
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Callable 04/01/21 @ 100, 4.10%, 10/01/37	155,000	155,718
Rhode Island Housing & Mortgage Finance Corp., State Single-Family Housing, Revenue Bonds, Series 5, Callable 04/01/22 @ 100, 3.45%, 04/01/35	235,000	213,592
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Callable 04/01/21 @ 100, 3.45%, 04/01/26	500,000	504,485
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Series 1, Callable 04/01/20 @ 100, 5.88%, 10/01/51	250,000	265,780

See accompanying notes to financial statements.

30	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Rhode Island (cont.)
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Series 1, Callable 04/01/20 @ 100, 5.38%, 10/01/35	$215,000	$222,544
Rhode Island Student Loan Authority, Refunding Revenue Bonds, Series A, Callable 12/01/19 @ 100, 6.35%, 12/01/30	500,000	554,080
Rhode Island Turnpike & Bridge Authority, Highway Improvements, Revenue Bonds, Series A, Callable 12/01/20 @ 100, (OID), 5.00%, 12/01/39	35,000	36,779
		1,952,978

South Carolina 0.29%
South Carolina Jobs-Economic Development Authority, Refunding Revenue Bonds, Callable 08/01/19 @ 100, (OID), 5.75%, 08/01/39	50,000	53,936
South Carolina Jobs-Economic Development Authority, Refunding Revenue Bonds, Callable 08/11/14 @ 100, (OID), 5.75%, 08/01/36	250,000	250,552
		304,488

Tennessee 0.31%
City of Memphis TN, General Obligation Unlimited, Series B, Callable 04/01/24 @ 100, 5.00%, 04/01/44	100,000	111,154
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Revenue Bonds, Series A-1, Callable 07/01/20 @ 100, 5.00%, 07/01/26	200,000	224,242
		335,396

Texas 4.86%
City of Houston, Refunding Revenue Bonds, Series A, Callable 09/01/21 @ 100, 5.25%, 09/01/29	500,000	551,315
Fort Bend Grand Parkway Toll Road Authority, Refunding Revenue Bonds, Callable 03/01/22 @ 100, 4.00%, 03/01/46	250,000	250,153
Harris County Cultural Education Facilities Finance Corp., Refunding Revenue Bonds, Callable 10/01/19 @ 100, (OID), 4.75%, 10/01/25	175,000	189,046
Harris County Cultural Education Facilities Finance Corp., Refunding Revenue Bonds, 5.00%, 10/01/19	100,000	114,327
North Texas Tollway Authority, Refunding Revenue Bonds, Callable 01/01/21 @ 100, (OID), 6.00%, 01/01/38	100,000	116,366
North Texas Tollway Authority, Refunding Revenue Bonds, Series F, Callable 01/01/16 @ 100, 6.13%, 01/01/31	1,250,000	1,326,112

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND	31

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Texas (cont.)
San Antonio Public Facilities Corp., Public Improvements, Refunding Revenue Bonds, Callable 09/15/22 @ 100, (OID), 4.00%, 09/15/42	$250,000	$249,150
Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements, Revenue Bonds, Series B, (OID), 4.50%, 09/01/19	100,000	109,371
Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements, Revenue Bonds, Series B, Callable 09/01/14 @ 100, (OID), 5.38%, 09/01/30	1,000,000	1,003,970
Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements, Revenue Bonds, Series B, Callable 09/01/19 @ 100, (OID), 5.13%, 09/01/25	100,000	108,394
Tarrant County Health Facilities Development Corp., Hospital Improvements, Revenue Bonds, 5.00%, 12/01/16	50,000	55,373
Tarrant County Health Facilities Development Corp., Hospital Improvements, Revenue Bonds, Callable 12/01/19 @ 100, 5.00%, 12/01/23	100,000	114,648
Texas A&M University, Refunding Revenue Bonds, Series B, Callable 05/15/20 @ 100, 5.00%, 05/15/39	100,000	109,219
Texas State Public Finance Authority Charter School Finance Corp., Refunding Revenue Bonds, Series A, Callable 08/11/14 @ 100, (ACA), 5.00%, 02/15/36	900,000	900,963
		5,198,407

Utah 0.40%
University of Utah, University & College Improvements, Revenue Bonds, Series A, Callable 08/01/23 @ 100, 5.00%, 08/01/43	250,000	278,325
Utah Housing Corp., State Single-Family Housing, Revenue Bonds, Series A1 , Callable 01/01/21 @ 100, 5.25%, 01/01/25	55,000	58,259
Utah Housing Corp., State Single-Family Housing, Revenue Bonds, Series A1 , Callable 01/01/21 @ 100, 5.75%, 01/01/33	90,000	96,087
		432,671

Vermont 0.22%
Vermont Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 08/15/22 @ 100, 3.75%, 08/15/37	245,000	235,450

See accompanying notes to financial statements.

32	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Virgin Islands 0.10%
Virgin Islands Public Finance Authority, Refunding Revenue Bonds, Callable 10/01/19 @ 100, 5.00%, 10/01/25	$100,000	$109,482

Virginia 0.20%
Virginia Housing Development Authority, State Single-Family Housing, Revenue Bonds, Series E, Callable 04/01/20 @ 100, (GO OF AUTH), 4.50%, 10/01/45	215,000	218,139

Washington 1.79%
Spokane Public Facilities District, Public Improvements, Revenue Bonds, Series A, Callable 06/01/23 @ 100, 5.00%, 05/01/43	1,000,000	1,081,320
Washington Health Care Facilities Authority, Revenue Bonds, Callable 11/01/19 @ 100, 5.00%, 11/01/28	250,000	275,215
Washington Health Care Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 10/01/19 @ 100, (OID), 5.63%, 10/01/38	500,000	564,005
		1,920,540

West Virginia 0.47%
West Virginia Hospital Finance Authority, Hospital Improvements, Revenue Bonds, Series A, Callable 09/01/19 @ 100, (OID), 5.63%, 09/01/32	200,000	217,536
West Virginia Hospital Finance Authority, Hospital Improvements, Revenue Bonds, Series A, 5.00%, 09/01/19	250,000	283,967
		501,503

Wisconsin 0.70%
Wisconsin Health & Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 08/15/16 @ 100, 5.25%, 08/15/18	400,000	431,000
Wisconsin Health & Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 08/15/16 @ 100, 5.25%, 08/15/31	100,000	103,671
Wisconsin Housing & Economic Development Authority, State Multi-Family Housing, Revenue Bonds, Series A, Callable 05/01/20 @ 100, (GO OF AUTH) (OID), 5.63%, 11/01/35	100,000	108,259

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND	33

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Wisconsin (cont.)
Wisconsin State Health & Educational Facilities Authority Revenue, Refunding Revenue Bonds, Callable 04/15/15 @ 100, (OID), 5.63%, 04/15/33	$100,000	$102,012
		744,942
Total Municipal Bonds (Cost $102,204,256)		104,828,322

Total Investments — 97.92%
(Cost $102,204,256*)		104,828,322
Other Assets in Excess of Liabilities — 2.08%		2,226,505

NET ASSETS — 100.00%		$107,054,827

ACA - Insured by ACA Financial Guaranty Corp.

AGM - Assured Guaranty Municipal Corp.

AMBAC - American Municipal Bond Assurance Corp.

BHAC-CR - Berkshire Hathaway Assurance Corp. Custodial Receipts

FGIC - Financial Guaranty Insurance Co.

FHA - Insured by Federal Housing Administration.

GO - General Obligation

GTD - Guaranteed

INS - Insured

NATL-RE - Insured by National Public Finance Guarantee Corp.

OID - Original Issue Discount

*	Aggregate cost for federal income tax purposes is $102,206,816 and net unrealized appreciation consists of:

Gross unrealized appreciation	$5,035,633
Gross unrealized depreciation	(2,414,127)
Net unrealized appreciation	$2,621,506

See accompanying notes to financial statements.

34	SPIRIT OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES	JUNE 30, 2014 (UNAUDITED)

ASSETS
Investments in securities at value (cost $102,204,256) (Note 1)	$104,828,322
Receivable for Fund shares sold	352,782
Dividends and interest receivable	1,451,002
Receivable for investments sold	808,473
Prepaid expenses	26,397
TOTAL ASSETS	107,466,976

LIABILITIES
Line of credit payable	56,183
Payable for Fund shares redeemed	118,489
Payable for investment advisory fees	36,084
Payable for accounting and administration fees	19,625
Payable for distributions to shareholders	116,946
Payable for distribution fees (Note 3)	13,163
Payable to custodian	2,343
Payable for audit fees	10,697
Payable for printing fees	16,309
Payable for transfer agent fees	8,123
Other accrued expenses	14,187
TOTAL LIABILITIES	412,149
NET ASSETS	$107,054,827
Net assets applicable to 11,324,618 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$107,054,827
Net asset value and redemption price per share ($107,054,827 ÷ 11,324,618 shares)	$9.45
Maximum offering price per share ($9.45 ÷ 0.9525)	$9.92

SOURCE OF NET ASSETS
As of June 30 2014, net assets consisted of:
Paid-in capital	$111,586,854
Accumulated net realized loss on investments	(7,156,093)
Net unrealized appreciation appreciation on investments	2,624,066
NET ASSETS	$107,054,827

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND	35

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2014 (Unaudited)

INVESTMENT INCOME
Interest	$2,625,955
TOTAL INVESTMENT INCOME	2,625,955

EXPENSES
Investment Advisory fees (Note 3)	326,453
Distribution fees (Note 3)	81,613
Accounting and Administration fees	69,856
Auditing fees	11,396
Chief Compliance Officer salary (Note 3)	2,486
Custodian fees	3,990
Directors’ fees	6,486
Legal fees	7,665
Printing expense	29,339
Transfer Agent fees	32,185
Line of credit fees	754
Interest expense	165
Other expenses	24,146
TOTAL EXPENSES	596,534
Fees waived and reimbursed by Adviser (Note 3)	(106,061)
NET EXPENSES	490,473
NET INVESTMENT INCOME	2,135,482

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investment transactions	(1,583,405)
Net change in unrealized appreciation/depreciation of investments	8,349,829
Net realized and unrealized gain on investments	6,766,424
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,901,906

See accompanying notes to financial statements.

36	SPIRIT OF AMERICA

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013

OPERATIONS
Net investment income	$2,135,482	$5,560,731
Net realized (loss) on investment transactions	(1,583,405)	(5,047,307)
Net change in unrealized appreciation/depreciation of investments	8,349,829	(15,484,348)
Net increase (decrease) in net assets resulting from operations	8,901,906	(14,970,924)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investments income	(2,135,482)	(5,560,731)
Total distributions to shareholders	(2,135,482)	(5,560,731)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	6,005,982	41,475,811
Shares issued from reinvestment of distributions	1,365,760	3,448,538
Shares redeemed	(18,933,793)	(69,335,211)
Decrease in net assets derived from capital share transactions	(11,562,051)	(24,410,862)
Total decrease in net assets	(4,795,627)	(44,942,517)

NET ASSETS
Beginning of period	111,850,454	156,792,971
End of period	$107,054,827	$111,850,454

Transactions in capital stock were:
Shares sold	645,602	4,196,372
Shares issued from reinvestment of distributions	146,852	366,114
Shares redeemed	(2,046,274)	(7,533,143)
Decrease in shares outstanding	(1,253,820)	(2,970,657)

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND	37

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Six Months Ended June 30, 2014 (Unaudited)		For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$8.89		$10.08	$9.64	$9.04	$9.31	$7.59

Income from Investment Operations:
Net investment income	0.18		0.36	0.41 [1]	0.49 [1]	0.51 [1]	0.55
Net realized and unrealized gain (loss) on investments	0.56		(1.19)	0.44	0.60	(0.27)	1.73
Total from investment operations	0.74		(0.83)	0.85	1.09	0.24	2.28

Less Distributions:
Distributions from net investment income	(0.18)		(0.36)	(0.41)	(0.49)	(0.51)	(0.56)
Total distributions	(0.18)		(0.36)	(0.41)	(0.49)	(0.51)	(0.56)

Net Asset Value, End of Period	$9.45		$8.89	$10.08	$9.64	$9.04	$9.31
Total Return²	8.37	%³	(8.39)%	8.91%	12.41%	2.44%	30.78%

Ratios/Supplemental Data:
Net assets, end of period (000)	$107,055		$111,850	$156,793	$102,477	$90,254	$67,929
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.10%[4]		1.11%	1.15%	1.20%	1.22%	1.41%
After expense reimbursement or recapture	0.90%[4]		0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	3.93%[4]		3.78%	4.01%	5.28%	5.32%	6.22%
Portfolio turnover	3.12	%³	19.31%	12.92%	23.10%	8.66%	5.87%

1 Calculated based on the average number of shares outstanding during the period.

2 Calculation does not reflect sales load.

3 Calculation is not annualized.

4 Calculation is annualized.

See accompanying notes to financial statements.

38	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS	JUNE 30, 2014 (UNAUDITED)

Note 1 – Significant Accounting Policies

Spirit of America High Yield Tax Free Bond Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on February 29, 2008. The Fund seeks high current income that is exempt from federal income tax, investing at least 80% of its assets in municipal bonds. The Fund offers one class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

HIGH YIELD TAX FREE BOND FUND	39

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

The summary of inputs used to value the Fund’s net assets as June 30, 2014 is as follows:

High Yield Tax Free Bond Fund

Valuation Inputs
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable Inputs*	104,828,322
Level 3 – Significant Unobservable Inputs	—

Total Market Value of Investments	$104,828,322

* Security Types as defined in the Schedule of Investments

During the period ended June 30, 2014 there were no transfers between levels. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be declared daily and paid monthly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares.

Note 2 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the period ended June 30, 2014, excluding short-term investments, were $3,375,511 and $16,301,194, respectively.

Note 3 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.60% of the Fund’s average daily net assets. Investment advisory fees for the period ended June 30, 2014 were $326,453.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 0.90% of the average daily net assets of the

40	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

Fund through April 30, 2015. For the period ended June 30, 2014, the Adviser reimbursed the Fund $106,061.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. The balance of recoverable expenses to the Adviser as of June 30, 2014 was $1,018,467. Of this balance, $290,233 will expire in 2014, $320,358 will expire in 2015, $301,815 will expire in 2016, and $106,061 will expire in 2017.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.15% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the period ended June 30, 2014, fees paid to the Distributor under the Plan were $81,613.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the period ended June 30, 2014, sales charges received by the Distributor were $254,759. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase. Certain redemptions made within seven years of purchase are subject to a CDSC, in accordance with the Fund’s current prospectus.

Certain Officers and Directors of the Company are “affiliated persons,” as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $3,500, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the period ended June 30, 2014, the Fund was allocated $2,486 of the Chief Compliance Officer’s salary.

Note 4 – Concentration and Other Risks

The Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Fund may invest in junk bonds.

The Fund may be affected by credit risk of lower grade securities, which is the possibility that municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic

HIGH YIELD TAX FREE BOND FUND	41

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

Other risks include income risk, liquidity risk, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and exchange traded funds risk.

Note 5 – Federal Income Taxes

The tax character of distributions paid during the years ended December 31, 2013 and 2012 were as follows:

Tax Basis Distributions

	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions
12/31/2013	$38,584	$5,522,147	$—	$5,560,731
12/31/2012	$293,885	$4,950,111	$—	$5,243,996

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

At December 31, 2013, the components of accumulated distributable earnings for the Fund on a tax basis were as follows:

Capital Loss Carryforward	$(4,475,572)
Deferred Post-October Losses	(1,094,556)
Unrealized depreciation	(5,728,323)

Total accumulated earnings (losses)	$(11,298,451)

At December 31, 2013, the Fund had net capital loss carryforwards for federal income tax purposes of $4,475,572, of which $522,821 is available to reduce future required distributions of net capital gains to shareholders through the year 2017. The remaining capital loss carryforward is not subject to expiration and retains the character as follows:

	Short-Term	Long-Term	Total
Capital Loss Carryforward not subject to expiration	$1,998,047	$1,954,704	$3,952,751

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the four year period ended December 31, 2013, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

42	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

Note 6 – Line of Credit

During the period ended June 30, 2014, the Spirit of America Funds each respectively entered into an agreement with The Huntington National Bank, the custodian of the Funds’ investments, to open secured lines of credit, all expiring on May 27, 2015. Borrowing under this agreement bear interest at LIBOR plus 1.500%. Maximum borrowings for each Fund are lesser of $3,000,000 or 30% of the Fund’s daily market value.

High Yield Tax Free Bond Fund
Total bank line of credit as of June 30, 2014	$3,000,000
Average borrowings during period	116,329
Number of days outstanding*	28
Average interest rate during period	1.656%
Highest balance drawn during period	366,232
Highest balance interest rate	1.667%
Interest expense incurred	$165
Interest rate at June 30, 2014	1.653%

*	Number of days outstanding represents the total days during the period ended June 30, 2014 that the Fund utilized the line of credit.

Note 7 – Other Matters

On May 7, 2010, DLA, the Fund’s principal underwriter and distributor, received a Notice of Complaint from the Department of Enforcement of the Financial Industry Regulatory Authority (“FINRA”) relating to DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Notice of Complaint alleges that DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. On April 4, 2012, a FINRA hearing panel issued a decision in this matter, finding that DLA willfully charged excessive markups on certain municipal bond and CMO transactions involving customers, and assessed monetary fines and other sanctions against DLA, including the suspension described below. DLA appealed the decision.

On May 27, 2011, FINRA filed a complaint against DLA, the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed Apple REITs. In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and prospects of the earlier closed Apple REITs and/or Apple REIT. On October 22, 2012, DLA and Mr. Lerner settled all of the foregoing FINRA investigations and actions involving Apple REIT securities and municipal bond and collateralized mortgage obligation pricing. Without admitting or denying the allegations, in connection with the settlement, DLA, and Mr. Lerner each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any

HIGH YIELD TAX FREE BOND FUND	43

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

capacity for a period of one year and in any principal capacity for a period of two years, in each case beginning on November 19, 2012. The fines and suspensions do not involve the Fund or the Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. On April 23, 2014, the United States Court of Appeals for the Second Circuit substantially affirmed the April 3, 2013 decision of United States District Judge, Kiyo A. Matsumoto, dismissing with prejudice the class action complaint in In Re Apple REITs Litigation. The Second Circuit held that Judge Matsumoto correctly found that there were no material misrepresentations or omissions in the offering materials for Apple REITs Six through Ten. The appeals court upheld dismissal of ten of the thirteen claims in the case, including all federal and state securities law claims, and also upheld Judge Matsumoto’s refusal to allow plaintiffs to amend their complaint. The appeals court remanded three state common law claims to the District Court for the Eastern District of New York for further proceedings. DLA expects the District Court to dismiss the remaining state common law claims, although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their remaining claims against DLA and/or David Lerner that such outcome would not materially affect DLA’s ability to act as the Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser nor the Fund was a party to any of the investigations or actions listed in this section.

In October 2013, a class action litigation, titled Lewis v. Delaware Charter Guarantee & Trust Company, et al., (the “Litigation”) was commenced in federal court in Nevada against DLA, the Fund’s principal underwriter and distributor, along with other defendants, alleging, inter alia, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence and misrepresentation. The plaintiffs, purportedly customers who maintain individual retirement accounts at DLA which contained non-traded REIT securities, allege, among other things, that the defendants failed to accurately provide annual fair market values for those REIT securities. The Litigation was transferred to the U.S. District Court for the Eastern District of New York and is currently pending. DLA expects that the Litigation will be dismissed, although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their claims against DLA that such outcome would not materially affect DLA’s ability to act as the Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. The Adviser was not a party to the Litigation.

Note 8 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

44	SPIRIT OF AMERICA

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America High Yield Tax Free Bond Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43219

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America High Yield Tax Free Bond Fund, call (800) 452-4892 or (610) 382-7819.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2014 Spirit of America        SOAHY-SAR14

SEMI-ANNUAL REPORT

JUNE 30, 2014

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are pleased to send you the 2014 Semi-Annual Report for the Spirit of America Income Fund, (the “Fund”). The Fund began operations on December 31, 2008. It is our flagship fund; the largest fund in the Spirit of America Family.

As the first half of 2014 comes to an end, we couldn’t be more proud and excited about the progress of this fund. Although past performance is no guarantee of future results, the Spirit of America Income Fund has met and exceeded our goals.

We firmly maintain our philosophy that striving for the optimal balance between yield and risk will continue to position us to achieve long term success. Our dedication to providing our investors with a fund that will merit their long term commitment and satisfaction has never been stronger. Now is an excellent time to team up with your Investment Counselor to evaluate your portfolio and make sure you are properly positioned to achieve your investment goals.

Your support is sincerely appreciated and we look forward to your continued confidence in the Spirit of America Income Fund.

Sincerely,

David Lerner	William Mason
President	Portfolio Manager
Spirit of America Investment Fund, Inc.

INCOME FUND	1

MANAGEMENT DISCUSSION (UNAUDITED)

Economic Summary

The Federal Reserve announced it will reduce its monthly asset purchases by $10 billion beginning in July. The Fed said it is making “a further measured reduction” in the pace of its asset purchases and will buy longer-term Treasuries at a rate of $20 billion instead of $25 billion per month and mortgage-backed securities at a rate of $15 billion rather than $20 billion per month. The Fed believes that the sizable and still-increasing holdings of longer-term securities should maintain downward pressure on longer-term interest rates, support mortgage markets, and help to make broader financial conditions more accommodative.

At the end of June, the Bureau of Economic Analysis released its third and final estimate of real gross domestic product (GDP) for the first three months of 2014. GDP fell at a seasonally adjusted annual rate of 2.9% in the first quarter. This is the largest contraction since the recession ended nearly five years ago. The final number compares to growth in GDP of 2.6% in the fourth quarter of 2013. This Bureau had previously revised the number to negative 1% from a growth of 0.1%.

Nonfarm payrolls increased 288,000 jobs in June and the unemployment rate fell to 6.1%, the lowest level since September 2008. Data for April and May were revised to show a total of 29,000 more jobs created than previously reported. The economy has added an average of 231,000 jobs per month this year, the highest six-month average since 2006.

Market Commentary

The first half of 2014 saw an increase in both debt and equity markets. At the end of June the S&P 500 saw its fifth consecutive month of gains and the biggest second-quarter gain since 2009. Over the first six months of the year the S&P 500 rose 6.1%, the Dow Jones Industrial Average rose 1.5%, and the Nasdaq Composite rose 5.5%.

The Fund invests a portion of its assets in Master Limited Partnerships (MLPs). The Alerian MLP Index (AMZ), a capitalization-weighted composite of 50 energy Master Limited Partnerships, had a total return of 16.28% for the period of December 31, 2013 through June 30, 2014. At the same time the S&P 500 had a total return of 7.12%.

Treasuries rose for a second straight quarter, adding to first-half gains that erased almost all of 2013’s losses. Factors contributing to the demand for Treasuries include an uneven U.S. economy and conflict in Iraq and Ukraine. Over the first six months of the year the 30-Year U.S. Treasury yield moved from a 3.92 on January 2nd to a 3.36 on June 30th. At the same time the 30-Year AAA Taxable Municipal Market Data (MMD) yield moved from a 4.79 on January 2nd to a 3.98 on June 30th.

Fund Summary

The Spirit of America Income Fund, (SOAIX) (the “Fund”) is the largest fund of the Spirit of America Family of Funds in assets under management. The Fund’s objective is to seek high current income. The emphasis of the Fund is focused on investing in a diversified portfolio of taxable municipal bonds, income producing convertible securities, high yield U.S. corporate bonds, preferred stocks, collateralized mortgage obligations, and master limited partnerships (MLPs).

At the end of the first half of 2014, the Fund had over 67% of its assets in taxable municipal bonds, over 12% in preferred stock, over 9% in corporate bonds, and over 7% in MLPs. We remain diligent in our approach to the market. Here at Spirit of

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

America each and every credit goes through vigorous credit analysis and we have a wealth of knowledge and experience in trading.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model.

We invest the old fashioned way — utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on experience. When we began the Fund, we felt the environment was favorable to start an income fund and while past performance is no guarantee of future results; our results have validated that belief.

Return Summary

The Spirit of America Income Fund, SOAIX (the “Fund”), had a total return of 10.54% (no load, gross of fees) for the six months ending June 30, 2014. This compares to the 3.93% return of its benchmark, the Barclays U.S. Aggregate Bond Index, for the same period. That result does not take the Fund’s sales charge and expense ratio into account.

As we mentioned earlier, the price increased on both the long US Treasury Bond and the long Taxable Municipal Market Data scale over the first six months of 2014. The upward trajectory of the bond market led the fixed income securities to increase in value contributing to the Fund’s positive return. The major reason for the Fund’s outperformance versus the index was that the average maturity of the index was shorter than the average maturity of the Fund. Bonds with longer maturities experience greater price movement when interest rates change.

Another factor that contributed to the Fund’s outperformance was the decision to invest a portion of the portfolio in Master Limited Partnerships (MLP’s). As we have noted, the Alerian MLP Index had a total return for the first half of the year of 16.28%.

Including the sales charge and expenses, as of June 30, 2014, the Fund’s year to date return was 4.71%. The Fund, which began operations in January 2009, had an annualized five year return of 8.85% at year end and an annualized return since inception of 9.35%.

We plan to proceed with the same game plan we have employed since the Fund began: pursuing a balance between yield and risk.

INCOME FUND	3

Summary of Portfolio Holdings (Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America Income Fund

June 30, 2014

Municipal Bonds	67.99%	$136,280,108
Preferred Stocks	12.81	25,677,581
Corporate Bonds	9.70	19,446,557
Common Stocks	7.53	15,089,585
Cash Equivalents	1.70	3,404,407
Collateralized Mortgage Obligations	0.27	532,264
Total Investments	100.00%	$200,430,502

4	SPIRIT OF AMERICA

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graph below compares the increase in value of a $10,000 investment in the Fund with the performance of the Barclays U.S. Aggregate Bond Index. The values and returns for the Fund include reinvested distributions, and the impact of the maximum sales charge of 4.75% placed on purchases. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Average Annual Total Returns

For the Periods Ended June 30, 2014

Six Month (with sales charge)	4.71%	[a]
Six Month (without sales charge)	9.95%
1 Year (with sales charge)	2.12%	[a]
1 Year (without sales charge)	7.22%
5 Year (with sales charge)	8.85%	[a]
5 Year (without sales charge)	9.92%
Since Inception (with sales charge)[b]	9.35%	[a]
Since Inception (without sales charge)[b]	10.32%

Past performance is not indicative of future results.

a	Reflects a 4.75% front-end sales charge.

b	Inception date: December 31, 2008.

Growth of $10,000

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

*	Fund commenced operations December 31, 2008.
**	The Barclays U.S. Aggregate Bond Index benchmark is based on a start date of December 31, 2008.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800- 452-4892.

The Barclays U.S. Aggregate Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

INCOME FUND	5

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE PERIOD JANUARY 1, 2014 TO JUNE 30, 2014

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America Income Fund

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$1,099.50	1.10%	$5.73
Hypothetical 5% Return	$1,000.00	$1,019.34	1.10%	$5.51

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (181), then divided by 365.

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value
Collateralized Mortgage Obligations 0.27%
Citicorp Mortgage Securities, Inc., 1A12, 5.00%, 02/25/35	$329,000	$338,449
CountryWide Home Loan Mortgage Pass-Through Trust, A7, 5.50%, 10/25/35	107,938	100,683
CountryWide Home Loan Mortgage Pass-Through Trust, A27, 5.50%, 10/25/35	99,843	93,132
Total Collateralized Mortgage Obligations (Cost $358,324)		532,264

Municipal Bonds 67.36%

Alabama 2.56%
Health Care Authority for Baptist Health/The, Refunding Revenue Bonds, Series A, 5.50%, 11/15/43	4,000,000	3,847,720
University of Alabama/The, University & College Improvements, Build America Revenue Bonds, Callable 06/01/20 @ 100, (OID), 6.13%, 06/01/39	715,000	785,377
University of Alabama/The, University & College Improvements, Build America Revenue Bonds, Callable 06/01/20 @ 100, (OID), 6.13%, 06/01/42	500,000	549,625
		5,182,722

Arizona 1.59%
Arizona School Facilities Board, School Improvements, Certificate Participation, 6.00%, 09/01/27	225,000	244,222
Glendale Municipal Property Corp., Revenue Bonds, Series B, Callable 08/11/14 @ 101, (AMBAC), 5.58%, 07/01/32	200,000	201,342
Northern Arizona University, University & College Improvements, Build America Revenue Bonds, Callable 08/01/20 @ 100, 5.92%, 08/01/22	1,365,000	1,545,439
University of Arizona, University & College Improvements, Build America Revenue Bonds, Callable 08/01/20 @ 100, 6.64%, 08/01/44	1,085,000	1,225,215
		3,216,218

California 5.98%
Alhambra Unified School District, University & College Improvements, General Obligation Unlimited, 6.70%, 02/01/26	465,000	534,708
Bay Area Toll Authority, Highway Improvements, Build America Revenue Bonds, Series S1-SUB, 6.92%, 04/01/40	250,000	336,830
City of Fresno, Water Utility Improvements, Build America Revenue Bonds, (OID), 6.75%, 06/01/40	1,250,000	1,328,275

See accompanying notes to financial statements.

INCOME FUND	7

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

California (cont.)
City of Tulare Sewer Revenue, Sewer Improvements, Build America Revenue Bonds, Callable 11/15/19 @ 100, (AGM) (OID), 8.75%, 11/15/44	$1,000,000	$1,196,860
Colton Joint Unified School District, School Improvements, General Obligation Unlimited, Series C, 6.01%, 08/01/26	1,000,000	1,129,320
County of San Bernardino, Refunding Revenue Bonds, (AGM), 6.02%, 08/01/23	190,000	207,168
Los Angeles Department of Water & Power, Electric Light & Power Improvements, Build America Revenue Bonds, Callable 07/01/21 @ 100, 7.00%, 07/01/41	500,000	585,745
Napa Valley Unified School District, School Improvements, Build America Bonds, General Obligation Unlimited, 6.51%, 08/01/43	500,000	645,475
Oakland Redevelopment Agency, Economic Improvements, Tax Allocation, Series T, (OID), 8.50%, 09/01/20	500,000	597,220
Peralta California Community College District, Refunding Revenue Bonds, 7.31%, 08/01/31	1,310,000	1,568,555
Peralta California Community College District, Refunding Revenue Bonds, 6.91%, 08/01/25	500,000	591,655
Peralta Community College District, Refunding Revenue Bonds, 6.42%, 11/01/15	200,000	211,444
San Bernardino City Unified School District, School Improvements, Certificate Participation, (AGM) (OID), 8.05%, 02/01/23	1,000,000	1,197,880
San Bernardino City Unified School District, School Improvements, Certificate Participation, (AGM) (OID), 8.25%, 02/01/26	500,000	608,870
West Contra Costa Unified School District, School Improvements, General Obligation Unlimited, Series A-1, 6.25%, 08/01/30	1,250,000	1,358,925
		12,098,930

Colorado 1.03%
Adams State College, University & College Improvements, Build America Revenue Bonds, Callable 05/15/19 @ 100, (State Higher Education Intercept Program) (OID), 6.47%, 05/15/38	250,000	266,128
City of Brighton, Public Improvements, Build America Bonds, Certificate Participation, Callable 12/01/20 @ 100, (AGM) (OID), 6.75%, 12/01/35	250,000	276,038

See accompanying notes to financial statements.

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Colorado (cont.)
Colorado Mesa University, University & College Improvements, Revenue Bonds, Series B, (State Higher Education Intercept Program), 6.75%, 05/15/42	$1,000,000	$1,266,850
County of Gunnison, Public Improvements, Build America Bonds, Certificate Participation, Series B, Callable 07/15/20 @ 100, 5.95%, 07/15/30	250,000	273,378
		2,082,394

Connecticut 0.85%
City of Bridgeport, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 08/15/20 @ 100, (AGM), 6.57%, 08/15/28	1,000,000	1,161,160
City of Waterbury, Public Improvements, General Obligation Unlimited, Callable 09/01/20 @ 100, (AGM), 6.10%, 09/01/30	500,000	561,100
		1,722,260

District of Columbia 0.27%
Washington Metropolitan Area Transit Authority, Transit Improvements, Build America Revenue Bonds, Callable 07/01/19 @ 100, (OID), 7.00%, 07/01/34	500,000	556,300

Florida 5.95%
City of Lake City Utility System Revenue, Water Utility Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, (AGM), 6.03%, 07/01/30	100,000	104,989
City of Lake City Utility System Revenue, Water Utility Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, (AGM), 6.28%, 07/01/40	200,000	211,320
City of Miami Gardens, Public Improvements, Build America Bonds, Certificate Participation, 7.17%, 06/01/26	1,250,000	1,388,650
City of Oakland Park Water & Sewer Revenue, Sewer Improvements, Build America Revenue Bonds, Callable 09/01/20 @ 100, (AGM), 6.14%, 09/01/35	300,000	322,239
City of Orlando, Recreational Facilities Improvements, Build America Revenue Bonds, Callable 10/01/19 @ 100, 7.10%, 10/01/39	415,000	444,946
City of Orlando, Recreational Facilities Improvements, Build America Revenue Bonds, Callable 10/01/19 @ 100, 6.85%, 10/01/29	250,000	271,740

See accompanying notes to financial statements.

INCOME FUND	9

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Florida (cont.)
County of Miami-Dade, Port, Airport & Marina Improvements, Build America Revenue Bonds, (AGM) (OID), 7.50%, 04/01/40	$1,000,000	$1,217,380
County of Miami-Dade, Transit Improvements, Build America Revenue Bonds, Series B, 5.53%, 07/01/32	500,000	541,610
County of Miami-Dade, Public Improvements, Build America Revenue Bonds, Series B, Callable 04/01/20 @ 100, 6.54%, 04/01/30	500,000	568,350
County of Miami-Dade, Transit Improvements, Revenue Bonds, Callable 07/01/19 @ 100, 6.91%, 07/01/39	1,000,000	1,120,240
County of Miami-Dade, Recreational Facility Improvements, Revenue Bonds, Series D, (AGM), 7.08%, 10/01/29	250,000	282,138
County of Miami-Dade, Public Improvements, Revenue Bonds, Callable 04/01/19 @ 100, 6.97%, 04/01/39	750,000	797,497
Florida Atlantic University Finance Corp., University & College Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, 7.64%, 07/01/40	165,000	193,129
Florida Governmental Utility Authority, Build America Revenue Bonds, Series B, Callable 10/01/20 @ 100, 6.55%, 10/01/40	1,000,000	1,088,020
Florida State Board of Governors, University & College Improvements, Build America Revenue Bonds, Callable 11/01/20 @ 100, 7.50%, 11/01/35	250,000	266,230
Florida State Department Environmental Protection Preservation , Public Improvements, Build America Revenue Bonds, Callable 07/01/19 @ 100, 7.05%, 07/01/29	1,500,000	1,684,230
Osceola County School Board, School Improvements, Certificate Participation, 6.66%, 04/01/27	1,000,000	1,066,370
Town of Davie Water & Sewer Revenue, Water Utility Improvements, Build America Revenue Bonds, Series B, Callable 10/01/20 @ 100, (AGM), 6.85%, 10/01/40	250,000	290,190
Town of Miami Lakes, Public Improvements, Build America Revenue Bonds, 7.59%, 12/01/30	150,000	175,887
		12,035,155

Georgia 1.40%
Municipal Electric Authority of Georgia, Electric Lights & Power Improvements, Build America Bonds, Refunding Revenue Bonds, 7.06%, 04/01/57	2,500,000	2,837,950

See accompanying notes to financial statements.

10	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Idaho 0.44%
Idaho Water Resource Board, Water Utility Improvements, Revenue Bonds, Callable 09/01/22 @ 100, (OID), 5.25%, 09/01/24	$900,000	$892,773

Illinois 4.23%
Chicago Transit Authority, Pension Funding, Revenue Bonds, Series A, 6.90%, 12/01/40	350,000	437,335
Chicago Transit Authority, Transit Improvements, Build America Revenue Bonds, Series B, 6.20%, 12/01/40	100,000	114,958
City of Chicago Heights, Refunding Bonds, General Obligation Unlimited, Callable 01/15/21 @ 100, (AGM) (OID), 5.50%, 01/15/24	500,000	531,075
City of Chicago Heights, Refunding Bonds, General Obligation Unlimited, Callable 01/15/21 @ 100, (AGM) (OID), 6.00%, 01/15/28	150,000	160,815
City of Chicago Waterworks Revenue, Water Utility Improvements, Build America Revenue Bonds, 6.74%, 11/01/40	250,000	309,082
Henry Hospital District, Hospital Improvements, Build America Bonds, General Obligation Unlimited, Callable 12/01/19 @ 100, (AGM), 6.65%, 12/01/29	840,000	901,051
Lake County Community Unit School District No. 187 North Chicago, School Improvements, General Obligation Unlimited, Series B, Callable 01/01/20 @ 100, (AGM) (OID), 7.13%, 01/01/35	1,000,000	1,067,380
Northern Illinois University, University & College Improvements, Build America Revenue Bonds, Callable 04/01/20 @ 100, (AGM), 7.75%, 04/01/30	250,000	292,070
Northern Illinois University, University & College Improvements, Build America Revenue Bonds, Callable 04/01/20 @ 100, (AGM), 8.15%, 04/01/41	570,000	668,160
State of Illinois, Public Improvements, Build America Bonds, General Obligation Unlimited, Series B, (OID), 5.75%, 01/01/37	250,000	258,995
State of Illinois, School Improvements, Build America Bonds, General Obligation Unlimited, 6.75%, 03/01/30	245,000	279,217
State of Illinois, School Improvements, Build America Bonds, General Obligation Unlimited, 6.90%, 03/01/35	125,000	143,684

See accompanying notes to financial statements.

INCOME FUND	11

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Illinois (cont.)
State of Illinois, Public Improvements, General Obligation Unlimited, 7.10%, 07/01/35	$505,000	$588,108
Village of Glenwood, Public Improvements, Build America Bonds, General Obligation Unlimited, (AGM), 7.03%, 12/01/28	1,500,000	1,792,065
Village of Rosemont, Public Improvements, General Obligation Unlimited, Series B, (AGM) (OID), 6.13%, 12/01/30	500,000	569,105
Will County Forest Preservation District, Public Improvements, Build America Bonds, General Obligation Limited, 5.71%, 12/15/30	400,000	437,808
		8,550,908

Indiana 0.45%
Evansville Redevelopment Authority, Recreational Facility Improvements, Build America Refunding Revenue Bonds, Series B, Callable 08/01/20 @ 100, 7.21%, 02/01/39	800,000	904,824

Kansas 0.21%
Kansas Development Finance Authority, Public Improvements, Build America Revenue Bonds, Callable 11/01/19 @ 100, 6.26%, 11/01/28	390,000	425,927

Kentucky 1.28%
Kentucky Municipal Power Agency, Electric Lights & Power Improvements, Build America Revenue Bonds, Callable 09/01/20 @ 100, (AGM), 6.49%, 09/01/37	250,000	267,678
Paducah Independent School District Finance Corp., School Improvements, Revenue Bonds, Callable 12/01/21 @ 100, (SEEK), 5.00%, 12/01/30	1,000,000	1,035,640
Perry County School District Finance Corp., School Improvements, Revenue Bonds, Callable 12/01/21 @ 100, (SEEK), 5.00%, 12/01/30	1,000,000	1,028,630
Princeton Electric Plant Board, Electric Lights & Power Improvements, Build America Revenue Bonds, Callable 11/01/19 @ 100, (OID), 7.00%, 11/01/42	250,000	266,260
		2,598,208

See accompanying notes to financial statements.

12	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Louisiana 1.08%
City of New Orleans, Swap Termination Refunding Bonds, General Obligation Limited, Callable 09/01/22 @ 100, 4.59%, 09/01/27	$500,000	$516,890
Tangipahoa Parish Hospital Service District No. 1, Hospital Improvements, Build America Revenue Bonds, Callable 02/01/20 @ 100, 7.20%, 02/01/42	1,540,000	1,662,661
		2,179,551

Massachusetts 0.66%
City of Worcester, Pension Funding, General Obligation Limited, (AGM) (OID), 6.25%, 01/01/28	240,000	265,678
Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, 6.43%, 10/01/35	750,000	880,312
University of Massachusetts Building Authority, University & College Improvements, Build America Revenue Bonds, Callable 05/01/19 @ 100, 6.57%, 05/01/39	165,000	182,455
		1,328,445

Michigan 4.28%
Avondale School District, School Improvements, General Obligation Unlimited, Callable 05/01/20 @ 100, (AGM), 5.75%, 05/01/32	500,000	528,280
Belding Area Schools, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, 6.67%, 05/01/40	1,490,000	1,551,313
Belding Area Schools, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, 6.62%, 05/01/35	310,000	323,944
Chippewa Valley Schools, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, 6.85%, 05/01/35	100,000	106,541
Chippewa Valley Schools, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, 6.60%, 05/01/30	150,000	160,428
Comstock Park Public Schools, School Improvements, General Obligation Unlimited, Callable 05/01/21 @ 100, 6.20%, 05/01/24	200,000	215,338
Eastern Michigan University, University & College Improvements, Build America Revenue Bonds, Callable 02/15/19 @ 100, 7.21%, 02/15/38	250,000	272,240

See accompanying notes to financial statements.

INCOME FUND	13

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Michigan (cont.)
L’Anse Creuse Public Schools, School Improvements, Build America Bonds, General Obligation Unlimited, Series B, Callable 05/01/20 @ 100, 6.59%, 05/01/40	$200,000	$207,652
Lincoln Consolidated School District, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, (AGM), 6.83%, 05/01/40	250,000	273,323
Michigan Finance Authority, School Improvements, Revenue Bonds, Series C, Callable 05/01/21 @ 100, 6.20%, 05/01/22	500,000	541,300
Michigan Finance Authority, School Improvements, Revenue Bonds, Callable 11/01/20 @ 100, 6.38%, 11/01/25	500,000	546,345
Michigan Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, Series A, Callable 02/01/23 @ 100, (OID), 7.31%, 06/01/34	2,675,000	2,320,964
Milan Area Schools, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/19 @ 100, (OID), 7.10%, 05/01/34	485,000	558,996
Onsted Community Schools, School Improvements, General Obligation Unlimited, Callable 05/01/20 @ 100, 5.90%, 05/01/27	150,000	158,876
St. Johns Public Schools, School Improvements, Build America Bonds, General Obligation Unlimited, Series B, Callable 05/01/20 @ 100, 6.65%, 05/01/40	585,000	587,164
St. Joseph School District, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, (AGM), 6.66%, 05/01/35	250,000	262,428
Warren Consolidated Schools, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, (OID), 6.70%, 05/01/35	50,000	51,645
		8,666,777

Missouri 2.66%
City of Kansas City, Revenue Bonds, Series D , 7.83%, 04/01/40	2,500,000	2,837,975
City of Sedalia, Sewer Improvements, Build America Bonds, Certificate Participation, Callable 06/01/20 @ 100, (AGM), 6.50%, 06/01/24	250,000	266,278
City of St. Charles, Water Utility Improvements Build America Bonds, Certificate Participation, Callable 08/01/20 @ 100, 5.65%, 02/01/30	275,000	298,639

See accompanying notes to financial statements.

14	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Missouri (cont.)
Missouri Joint Municipal Electric Utility Commission, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.90%, 01/01/42	$1,000,000	$1,367,670
Missouri Joint Municipal Electric Utility Commission, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.73%, 01/01/39	475,000	602,580
		5,373,142

Nebraska 0.11%
Nebraska Public Power District, Electric Lights & Power Improvements, Build America Revenue Bonds, 5.32%, 01/01/30	200,000	216,952

Nevada 3.79%
City of Las Vegas, Public Improvements, Build America Bonds, Certificate Participation, Callable 09/01/19 @ 100, (OID), 7.75%, 09/01/29	1,100,000	1,313,807
County of Clark, Transit Improvements, Build America Bonds, General Obligation Limited, Callable 07/01/20 @ 100, (OID), 7.00%, 07/01/38	1,000,000	1,166,320
County of Clark, Public Improvements, Build America Bonds, General Obligation Limited, Series B, Callable 11/01/19 @ 100, 7.25%, 11/01/38	1,385,000	1,612,306
County of Washoe, Public Improvements, Build America Revenue Bonds, 7.88%, 02/01/40	250,000	297,345
County of Washoe, Public Improvements, Build America Revenue Bonds, 7.97%, 02/01/40	1,590,000	2,020,779
Las Vegas Valley Water District, Water Utility Improvements, Build America Bonds, General Obligation Limited, Series A, Callable 06/01/19 @ 100, 7.10%, 06/01/39	925,000	1,021,514
Pershing County School District, School Improvements, Build America Bonds, General Obligation Limited, Callable 04/01/20 @ 100, (GTD), 6.25%, 04/01/30	220,000	231,770
		7,663,841

New Jersey 1.82%
Essex County Improvement Authority, Refunding Revenue Bonds, Series B, Callable 10/01/15 @ 100, (AMBAC) (GTD) (OID), 5.00%, 10/01/24	500,000	511,145

See accompanying notes to financial statements.

INCOME FUND	15

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

New Jersey (cont.)
New Jersey Economic Development Authority, School Improvements, Build America Revenue Bonds, Series CC-1, Callable 06/15/20 @ 100, 6.43%, 12/15/35	$500,000	$553,560
New Jersey Educational Facilities Authority, University & College Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, 6.19%, 07/01/40	500,000	556,865
New Jersey Educational Facilities Authority, University & College Improvements, Build America Revenue Bonds, Callable 07/01/19 @ 100, 7.40%, 07/01/40	1,000,000	1,161,400
New Jersey State Turnpike Authority, Highway Improvements, Build America Revenue Bonds, 7.10%, 01/01/41	250,000	350,452
South Jersey Transportation Authority LLC, Highway Improvements, Build America Revenue Bonds, (OID), 7.00%, 11/01/38	500,000	559,420
		3,692,842

New York 7.46%
City of New York, Public Improvements, Build America Bonds, General Obligation Unlimited, Callable 10/01/20 @ 100, 5.82%, 10/01/31	250,000	278,075
City of New York, Public Improvements, Build America Bonds, General Obligation Unlimited, Callable 03/01/20 @ 100, 6.27%, 03/01/31	500,000	568,015
City of New York, Public Improvements, Build America Bonds, General Obligation Unlimited, Callable 12/01/19 @ 100, 6.39%, 12/01/29	500,000	571,325
County of Nassau, Public Improvements, Build America Bonds, General Obligation Unlimited, Callable 10/01/20 @ 100, 7.40%, 10/01/35	500,000	583,455
County of Nassau, Public Improvements, Build America Bonds, General Obligation Unlimited, Series G, 5.38%, 10/01/24	500,000	560,640
Long Island Power Authority, Revenue Bonds, (OID), 5.85%, 05/01/41	195,000	207,630
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.67%, 11/15/39	1,000,000	1,327,290
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 5.99%, 11/15/30	125,000	149,228
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.69%, 11/15/40	1,500,000	2,000,700

See accompanying notes to financial statements.

16	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

New York (cont.)
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, Callable 11/15/20 @ 100, 7.13%, 11/15/30	$500,000	$586,665
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.20%, 11/15/26	875,000	1,057,332
New York City Housing Development Corp., Multi-Family Housing Revenue Bonds, Series I, Callable 05/01/19 @ 100, 6.42%, 11/01/39	2,500,000	2,705,450
New York City Industrial Development Agency, Recreational Facilities Improvements Revenue Bonds, (NATL-RE), 5.90%, 03/01/46	680,000	689,391
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Build America Revenue Bonds, (State Aid Withholding), 6.83%, 07/15/40	500,000	635,505
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Build America Revenue Bonds, Callable 07/15/20 @ 100, (State Aid Withholding), 7.13%, 07/15/30	500,000	570,725
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Build America Revenue Bonds, Callable 05/01/20 @ 100, 5.72%, 05/01/30	1,000,000	1,113,120
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Build America Revenue Bonds, Callable 08/01/20 @ 100, 5.81%, 08/01/30	500,000	555,875
New York City Water & Sewer System, Build America Refunding Revenue Bonds, Callable 06/15/20 @ 100, 6.49%, 06/15/42	200,000	225,692
New York Municipal Bond Bank Agency, Build America Refunding Revenue Bonds, Callable 12/15/19 @ 100, 6.88%, 12/15/34	500,000	534,980
Western Nassau County Water Authority, Build America Revenue Bonds, 6.70%, 04/01/40	150,000	179,547
		15,100,640

North Carolina 0.13%
County of Cabarrus, School Improvements, Revenue Bonds, Callable 04/01/21 @ 100, 5.50%, 04/01/26	235,000	258,044

See accompanying notes to financial statements.

INCOME FUND	17

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

North Dakota 0.51%
North Dakota State Board of Higher Education, University & College Improvements, Build America Revenue Bonds, Callable 01/01/20 @ 100, 7.25%, 01/01/41	$1,000,000	$1,023,550

Ohio 3.08%
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 7.83%, 02/15/41	230,000	326,057
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 7.50%, 02/15/50	1,350,000	1,871,073
American Municipal Power, Inc., Build America Refunding Revenue Bonds, Callable 02/15/20 @ 100, 5.96%, 02/15/24	500,000	556,510
Cuyahoga County, Hospital Improvements, Build America Revenue Bonds, 8.22%, 02/15/40	1,000,000	1,181,780
Franklin County Convention Facilities Authority, Economic Improvements, Build America Revenue Bonds, 6.64%, 12/01/42	500,000	630,215
Madison Local School District Lake County, School Improvements, General Obligation Unlimited, Callable 10/01/20 @ 100, (School District Credit Program), 5.70%, 04/01/35	250,000	264,218
Mariemont City School District, General Obligation Unlimited, Callable 12/01/20 @ 100, 5.90%, 12/01/30	115,000	122,035
Princeton, OH, School Improvements, General Obligation Unlimited, Callable 12/01/20 @ 100, 6.39%, 12/01/47	250,000	253,118
Springfield Local School District Summit County, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 09/01/19 @ 100, (School District Credit Program), 5.65%, 09/01/31	200,000	205,354
State of Ohio, Public Improvements, Build America Revenue Bonds, Callable 10/01/19 @ 100, 6.52%, 10/01/28	250,000	307,000
Three Rivers Local School District, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 12/01/20 @ 100, (AGM), 6.37%, 12/01/47	500,000	521,940
		6,239,300

See accompanying notes to financial statements.

18	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Oklahoma 0.28%
Bryan County Independent School District No. 72 Durant, School Improvements, Build America Bonds, Certificate Participation, Callable 12/01/19 @ 102, (OID), 6.80%, 12/01/33	$500,000	$561,075

Oregon 0.13%
State of Oregon Department of Administrative Services, Hospital Improvements, Build America Bonds, Certificate Participation, Series B, Callable 05/01/20 @ 100, 6.18%, 05/01/35	250,000	274,455

Pennsylvania 1.41%
Philadelphia Authority for Industrial Development, Pension Funding, Revenue Bonds, Series A, (AGM) (OID), 6.35%, 04/15/28	630,000	725,262
Philadelphia Municipal Authority, Public Improvements, Revenue Bonds, 5.09%, 03/15/28	500,000	489,125
Pittsburgh Water & Sewer Authority, Refunding Revenue Bonds, Series A, (AGM), 6.61%, 09/01/24	300,000	336,813
Sports & Exhibition Authority of Pittsburgh and Allegheny County, Recreational Facilities Improvements, Revenue Bonds, 7.04%, 11/01/39	1,000,000	1,115,620
Township of Bristol, Pension Funding, General Obligation Unlimited, Callable 09/15/18 @ 100, (AGM), 7.15%, 09/15/38	150,000	184,092
		2,850,912

Rhode Island 0.05%
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Callable 10/01/22 @ 100, 4.46%, 10/01/31	100,000	98,526

South Carolina 0.13%
Moncks Corner Regional Recreation Corp., Recreational Facility Improvements, Build America Revenue Bonds, Callable 12/01/20 @ 100, 6.55%, 12/01/39	250,000	260,365

South Dakota 0.22%
South Dakota State Building Authority, University & College Improvements, Build America Revenue Bonds, Callable 06/01/21 @ 100, 6.15%, 06/01/31	400,000	443,064

See accompanying notes to financial statements.

INCOME FUND	19

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Tennessee 2.10%
Coffee County Public Building Authority, Public Improvements, Build America Revenue Bonds, Callable 06/01/19 @ 100, (GTD), 7.20%, 06/01/44	$1,500,000	$1,657,830
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Build America Revenue Bonds, 7.43%, 07/01/43	2,000,000	2,593,960
		4,251,790

Texas 5.24%
Austin Community College District, University & College Improvements, Revenue Bonds, Series A, Callable 02/01/19 @ 100, 5.00%, 02/01/26	985,000	1,033,876
City of Lancaster, Public Improvements, Build America Bonds, General Obligation Limited, Callable 02/15/20 @ 100, 6.53%, 02/15/40	750,000	833,542
City of Laredo Sports Venue Sales Tax Revenue, Recreational Facility Improvements, Revenue Bonds, Callable 03/15/18 @ 100, (AGM) (OID), 5.45%, 03/15/31	500,000	525,025
City of San Antonio, TX, Public Improvements, Build America Bonds, General Obligation Limited, Callable 08/01/20 @ 100, 6.04%, 08/01/40	250,000	281,183
County of Bexar, Public Improvements, General Obligation Limited, Callable 06/15/19 @ 100, 6.63%, 06/15/39	500,000	561,925
Dallas Convention Center Hotel Development Corp., Public Improvements, Build America Revenue Bonds, 7.09%, 01/01/42	1,500,000	1,892,580
Ector County Hospital District, Hospital Improvements, Build America Revenue Bonds, Callable 09/15/20 @ 100, 7.18%, 09/15/35	250,000	261,325
El Paso Downtown Development Corp., Recreational Facility Improvements, Revenue Bonds, 7.25%, 08/15/43	1,000,000	1,080,950
North Texas Tollway Authority, Highway Improvements, Build America Revenue Bonds, Callable 02/01/20 @ 100, 8.91%, 02/01/30	2,000,000	2,398,380
Orchard Cultural Education Facilities Finance Corp., Recreational Facility Improvements, Revenue Bonds, Callable 11/15/20 @ 100, 6.48%, 11/15/34	860,000	951,702
San Antonio Industrial Development Corp., Refunding Revenue Bonds, Callable 08/15/23 @ 100, 4.75%, 08/15/33	750,000	774,630
		10,595,118

See accompanying notes to financial statements.

20	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Utah 0.27%
Central Weber Sewer Improvement District, Sewer Improvements, Build America Revenue Bonds, Callable 03/01/19 @ 100, (OID), 6.38%, 03/01/34	$500,000	$543,585

Virgin Islands 0.96%
Virgin Islands Water & Power Authority, Electric Lights & Power Improvements, Build America Revenue Bonds, (AGM), 6.85%, 07/01/35	1,000,000	1,058,030
Virgin Islands Water & Power Authority, Electric Lights & Power Improvements, Build America Revenue Bonds, (AGM), 6.65%, 07/01/28	840,000	896,020
		1,954,050

Virginia 2.28%
Tobacco Settlement Financing Corp., Refunding Revenue Bonds, Series A-1, Callable 07/25/14 @ 100, (OID), 6.71%, 06/01/46	6,190,000	4,611,302

Washington 0.96%
City of Seattle Municipal Light & Power Revenue, Electric Lights & Power Improvements, Build America Revenue Bonds, (OID), 5.57%, 02/01/40	250,000	289,422
Cowlitz County Public Utility District No. 1, Electric Lights & Power Improvements, Build America Revenue Bonds, 6.88%, 09/01/32	500,000	585,960
Douglas County Public Utility District No. 1, Electric Lights & Power Improvements, Revenue Bonds, Series A, 5.35%, 09/01/30	250,000	271,045
Klickitat County Public Utility District No. 1, Refunding Revenue Bonds, Callable 12/01/21 @ 100, 5.25%, 12/01/29	500,000	509,655
Snohomish County Public Utility District No. 1, Electric Lights & Power Improvements, Build America Revenue Bonds, (OID), 5.68%, 12/01/40	250,000	280,103
		1,936,185

West Virginia 0.95%
Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, Series A, 7.47%, 06/01/47	2,240,000	1,922,458

See accompanying notes to financial statements.

INCOME FUND	21

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Wisconsin 0.56%
Glendale Community Development Authority, Economic Improvements Tax Allocation Bonds, Callable 10/01/17 @ 100, 6.97%, 10/01/29	$1,000,000	$1,129,570
Total Municipal Bonds (Cost $127,479,725)		136,280,108

	Shares

Common Stocks 7.46%

Energy 7.26%
Atlas Pipeline Partners LP	19,219	$661,134
Atlas Resource Partners LP	12,500	253,500
Buckeye Partners LP	18,000	1,495,080
Calumet Specialty Products Partners LP	8,000	254,400
Eagle Rock Energy Partners LP	100,000	498,000
Enbridge Energy Partners LP	46,194	1,705,944
Energy Transfer Partners LP	40,000	2,318,800
EnLink Midstream Partners LP	39,900	1,254,057
Kinder Morgan Energy Partners LP	22,230	1,827,528
Marlin Midstream Partners LP	7,070	144,157
Regency Energy Partners LP	44,570	1,435,600
Targa Resources Partners LP	12,240	880,301
TC PipeLines LP	11,475	592,798
Williams Partners LP	25,020	1,358,336
		14,679,635

Financials 0.20%
Arlington Asset Investment Corp.	15,000	409,950
Total Common Stocks (Cost $13,407,490)		15,089,585

	Principal Amount

Corporate Bonds 9.61%
Choice Hotels International, Inc., 5.70%, 08/28/20	$200,000	$216,250
Con-way, Inc., 6.70%, 05/01/34	1,000,000	1,104,529
DDR Corp., 7.50%, 07/15/18	500,000	597,651
Digital Realty Trust LP, 5.88%, 02/01/20	1,000,000	1,112,740
Duke Realty LP, 4.38%, 06/15/22	250,000	263,777
Exelon Generation Co. LLC, 5.60%, 06/15/42 (a)	400,000	434,978
Fifth Third Bancorp., 8.25%, 03/01/38	250,000	370,240
General Electric Capital Corp., Series A, 7.13%, 12/15/49	1,430,000	1,690,316

See accompanying notes to financial statements.

22	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Corporate Bonds (cont.)
Goldman Sachs Group, Inc./The, 6.45%, 05/01/36	$500,000	$585,680
Goldman Sachs Group, Inc./The, 6.75%, 10/01/37	1,350,000	1,629,260
Kilroy Realty LP, 4.80%, 07/15/18	100,000	108,686
Kinder Morgan Energy Partners LP, 6.50%, 02/01/37	250,000	294,553
MetLife Capital Trust X, 9.25%, 04/08/38 (a)	1,500,000	2,137,500
MetLife, Inc., 10.75%, 08/01/39	1,000,000	1,593,750
National Retail Properties, Inc., 5.50%, 07/15/21	350,000	399,642
Noble Holding International Ltd., 6.05%, 03/01/41	1,000,000	1,135,206
PECO Energy Capital Trust IV, 5.75%, 06/15/33	1,000,000	988,069
Qwest Corp., 7.13%, 11/15/43	1,000,000	1,007,671
Simon Property Group LP, 10.35%, 04/01/19	150,000	203,422
SL Green Realty Corp., 7.75%, 03/15/20	1,000,000	1,212,172
United States Cellular Corp., 6.70%, 12/15/33	2,000,000	2,053,814
Valero Energy Corp., 8.75%, 06/15/30	224,000	306,651
Total Corporate Bonds (Cost $18,000,153)		19,446,557

	Shares

Preferred Stocks 12.69%

Financials 2.31%
Aegon NV, 8.00%	14,400	$418,896
Aflac, Inc., 5.50%	10,950	268,823
American Financial Group, Inc., 5.75%	10,800	266,868
Aviva PLC, 8.25%	14,490	412,240
Bank of New York Mellon Corp./The, 5.20%	10,800	253,044
City National Corp./CA, Series C, 5.50%	13,000	297,570
JPMorgan Chase & Co, Series W, 6.30%	4,000	100,000
JPMorgan Chase & Co., Series P, 5.45%	5,030	114,684
KKR Financial Holdings LLC, 7.50%	10,000	275,000
KKR Financial Holdings LLC, 8.38%	30,000	846,000
PNC Financial Services Group, Inc., Series Q, 5.38%	5,250	121,328
Protective Life Corp., 6.25%	12,600	325,710
State Street Corp., Series C, 5.25%	10,050	232,658
U.S. Bancorp, Series F, 6.50%	8,100	228,906
Wells Fargo & Co., 5.20%	22,050	506,047
		4,667,774

Industrials 0.32%
Pitney Bowes, Inc., 6.70%	5,700	147,858
Stanley Black & Decker, Inc., 5.75%	20,687	504,142
		652,000

See accompanying notes to financial statements.

INCOME FUND	23

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Shares	Market Value

Real Estate Investment Trusts 8.78%
CBL & Associates Properties, Inc., Series E, 6.63%	26,400	$659,472
CommonWealth REIT, 5.75%	10,000	222,100
CommonWealth REIT, 7.50%	56,438	1,171,088
DDR Corp., Series K, 6.25%	10,176	243,206
Digital Realty Trust, Inc., Series G, 5.88%	16,000	352,640
Digital Realty Trust, Inc., Series F, 6.63%	12,800	314,240
Digital Realty Trust, Inc., Series E, 7.00%	32,000	814,720
Health Care REIT, Inc., Series J, 6.50%	32,000	812,160
Hudson Pacific Properties, Inc., Series B, 8.38%	16,000	424,160
Kilroy Realty Corp., Series G, 6.88%	24,949	642,437
Kimco Realty Corp., Series I, 6.00%	36,000	891,000
Kimco Realty Corp., Series J, 5.50%	44,110	1,007,913
Kimco Realty Corp., Series K, 5.63%	27,000	627,750
National Retail Properties, Inc., Series D, 6.63%	16,000	404,160
PS Business Parks, Inc., Series S, 6.45%	15,000	376,950
PS Business Parks, Inc., Series T, 6.00%	44,900	1,082,988
PS Business Parks, Inc., 5.70%	7,200	166,104
Public Storage, Inc., Series S, 5.90%	13,836	337,045
Public Storage, Inc., Series T, 5.75%	7,840	190,434
Public Storage, Inc., Series R, 6.35%	36,000	925,920
Public Storage, Inc., Series Q, 6.50%	16,000	416,640
Regency Centers Corp., Series 7, 6.00%	31,275	742,156
Regency Centers Corp., Series 6, 6.63%	45,134	1,151,368
Senior Housing Properties Trust, 5.63%	40,000	920,000
Taubman Centers, Inc., Series K, 6.25%	32,108	773,803
Taubman Centers, Inc., Series J, 6.50%	32,362	804,196
Ventas Realty LP / Ventas Capital Corp., 5.45%	10,000	239,100
Vornado Realty Trust, Series I, 6.63%	12,811	323,478
Vornado Realty Trust, Series J, 6.88%	15,817	412,033
Vornado Realty Trust, Series L, 5.40%	13,626	312,035
		17,761,296

Telecommunication Services 0.22%
Telephone & Data Systems, Inc., 5.88%	5,700	128,991
United States Cellular Corp., 6.95%	12,250	312,252
		441,243

Utilities 1.06%
Duke Energy Corp., 5.13%	9,030	215,907
Entergy Louisiana LLC, 5.25%	20,000	491,400
Entergy New Orleans, Inc., 5.00%	20,000	471,200
NextEra Energy Capital Holdings, Inc., 5.00%	6,700	145,390
NextEra Energy Capital Holdings, Inc., Series H, 5.63%	8,775	210,249

See accompanying notes to financial statements.

24	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Shares	Market Value

Utilities (cont.)
SCE Trust I, 5.63%	19,125	$453,262
SCE Trust II, 5.10%	7,700	167,860
		2,155,268
Total Preferred Stocks
(Cost $24,929,761)		25,677,581

Money Market 1.68%
Fidelity Institutional Money Market Funds — Prime Money Market Portfolio, 0.06% (b)	3,404,407	3,404,407
Total Money Market
(Cost $3,404,407)		3,404,407

Total Investments — 99.07%
(Cost $187,579,860*)		200,430,502
Other Assets in Excess of Liabilities — 0.93%		1,881,356

NET ASSETS — 100.00%		$202,311,858

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Rate disclosed is the seven day yield as of June 30, 2014.

AGM - Assured Guaranty Municipal Corp.

AMBAC - American Municipal Bond Assurance Corp.

GTD - Guaranteed

NATL-RE - Insured by National Public Finance Guarantee Corp.

REIT - Real Estate Investment Trust

OID - Original Issue Discount

SEEK - Support Education Excellence in Kentucky

*	Aggregate cost for federal income tax purposes is $187,612,257 and net unrealized appreciation consists of:

Gross unrealized appreciation	$16,168,307
Gross unrealized depreciation	(3,350,062)
Net unrealized appreciation	$12,818,245

See accompanying notes to financial statements.

INCOME FUND	25

STATEMENT OF ASSETS AND LIABILITIES	JUNE 30, 2014 (UNAUDITED)

ASSETS
Investments in securities at value (cost $187,579,860) (Note 1)	$200,430,502
Receivable for Fund shares sold	157,357
Dividends and interest receivable	2,586,602
Prepaid expenses	38,749
TOTAL ASSETS	203,213,210

LIABILITIES
Payable for Fund shares redeemed	349,296
Payable for investment advisory fees	90,241
Payable for accounting and administration fees	23,357
Payable for distributions to shareholders	254,351
Payable for distribution fees (Note 3)	41,259
Payable for investments purchased	63,719
Payable to custodian	4,743
Payable for audit fees	10,697
Payable for printing fees	15,128
Payable for transfer agent fees	21,492
Other accrued expenses	27,069
TOTAL LIABILITIES	901,352
NET ASSETS	$202,311,858
Net assets applicable to 16,825,472 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$202,311,858
Net asset value and redemption price per share ($202,311,858 ÷ 16,825,472 shares)	$12.02
Maximum offering price per share ($12.02 ÷ 0.9525)	$12.62

SOURCE OF NET ASSETS
As of June 30 2014, net assets consisted of:
Paid-in capital	$192,526,273
Accumulated undistributed net investment income	81,052
Accumulated net realized loss on investments	(3,146,109)
Net unrealized appreciation on investments	12,850,642
NET ASSETS	$202,311,858

See accompanying notes to financial statements.

26	SPIRIT OF AMERICA

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2014 (Unaudited)

INVESTMENT INCOME
Dividends	$1,468,042
Interest	4,815,335
TOTAL INVESTMENT INCOME	6,283,377

EXPENSES
Investment Advisory fees (Note 3)	606,995
Distribution fees (Note 3)	252,913
Accounting and Administration fees	90,424
Auditing fees	11,396
Chief Compliance Officer salary (Note 3)	4,768
Custodian fees	8,528
Directors' fees	13,139
Legal fees	14,467
Printing expense	41,015
Transfer Agent fees	95,333
Line of credit fees	521
Interest expense	173
Other expenses	36,576
TOTAL EXPENSES	1,176,248
Fees waived and reimbursed by Adviser (Note 3)	(63,038)
NET EXPENSES	1,113,210
NET INVESTMENT INCOME	5,170,167

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investment transactions	(1,144,805)
Net change in unrealized appreciation/depreciation of investments	15,444,449
Net realized and unrealized gain on investments	14,299,644
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,469,811

See accompanying notes to financial statements.

INCOME FUND	27

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013

OPERATIONS
Net investment income	$5,170,167	$11,387,086
Net realized (loss) on investment transactions	(1,144,805)	(1,868,046)
Net change in unrealized appreciation/depreciation of investments	15,444,449	(21,733,584)
Net increase (decrease) in net assets resulting from operations	19,469,811	(12,214,544)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investments income	(4,790,956)	(11,072,449)
Distributions from return of capital	—	(1,278,580)
Total distributions to shareholders	(4,790,956)	(12,351,029)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	15,017,528	84,771,343
Shares issued from reinvestment of distributions	3,234,166	8,328,620
Shares redeemed	(42,819,982)	(108,358,548)
Decrease in net assets derived from capital share transactions	(24,568,288)	(15,258,585)
Total decrease in net assets	(9,889,433)	(39,824,158)

NET ASSETS
Beginning of period	212,201,291	252,025,449
End of period	$202,311,858	$212,201,291

Accumulated undistributed net investment income (loss)	$81,052	$(298,159)

Transactions in capital stock were:
Shares sold	1,289,131	6,981,379
Shares issued from reinvestment of distributions	275,999	712,284
Shares redeemed	(3,701,408)	(9,328,705)
Decrease in shares outstanding	(2,136,278)	(1,635,042)

See accompanying notes to financial statements.

28	SPIRIT OF AMERICA

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For The Six Months Ended June 30, 2014 (Unaudited)		For The Year Ended December 31, 2013	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$11.19		$12.24	$11.69	$10.73	$10.65	$10.00

Income from Investment Operations:
Net investment income	0.29		0.53	0.59	0.70¹	0.73¹	0.81¹
Net realized and unrealized gain on investments	0.81		(1.00)	0.61	0.98	0.14	0.80
Total income from investment operations	1.10		(0.47)	1.20	1.68	0.87	1.61

Less Distributions:
Distributions from net investment income	(0.27)		(0.52)	(0.60)	(0.71)	(0.73)	(0.88)
Distributions from capital gains	—		—	(0.05)	(0.01)	(0.06)	(0.08)
From return of capital	—		(0.06)	—	—	—	—
Total distributions	(0.27)		(0.58)	(0.65)	(0.72)	(0.79)	(0.96)

Net Asset Value, End of Period	$12.02		$11.19	$12.24	$11.69	$10.73	$10.65
Total Return²	9.95	%³	(3.97)%	10.51%	16.12%	8.23%	17.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$202,312		$212,201	$252,025	$150,472	$89,038	$40,242
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.16%[4]		1.19%	1.22%	1.30%	1.35%	1.82%
After expense reimbursement or recapture	1.10%[4]		1.10%	1.10%	1.10%	1.10%	1.01%
Ratio of net investment income to average net assets	5.11%[4]		4.47%	4.85%	6.19%	6.64%	7.69%
Portfolio turnover	0.99	%³	24.65%	3.22%	3.12%	16.79%	29.21%

1 Calculated based on the average number of shares outstanding during the period.

2 Calculation does not reflect sales load.

3 Calculation is not annualized.

4 Calculation is annualized.

See accompanying notes to financial statements.

INCOME FUND	29

NOTES TO FINANCIAL STATEMENTS	JUNE 30, 2014 (UNAUDITED)

Note 1 – Significant Accounting Policies

Spirit of America Income Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on December 31, 2008. The Fund seeks high current income, investing at least 80% of its assets in a portfolio of taxable municipal bonds, income producing convertible securities, preferred stocks, high yield U.S. corporate bonds (frequently called “junk” bonds), and collateralized mortgage obligations (“CMOs”). The Fund offers one class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

30	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

The summary of inputs used to value the Fund’s net assets as of June 30, 2014 is as follows:

Income Fund

Valuation Inputs	Level 1	Level 2	Level 3	Total
Investment in Securities
Collateralized Mortgage Obligations	$—	$532,264	$—	$532,264
Municipal Bonds	—	136,280,108	—	136,280,108
Common Stocks*	15,089,585	—	—	15,089,585
Corporate Bonds	—	19,446,557	—	19,446,557
Preferred Stocks*	25,677,581	—	—	25,677,581
Money Market	3,404,407	—	—	3,404,407

Total	$44,171,573	$156,258,929	$—	$200,430,502

*	Industries as defined in the Schedule of Investments

During the period ended June 30, 2014, there were no transfers between levels. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes.

Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be declared daily and paid monthly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares.

Note 2 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the period ended June 30, 2014, excluding short-term investments, were $1,999,191 and $27,020,318, respectively.

Note 3 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered

INCOME FUND	31

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.60% of the Fund’s average daily net assets. Investment advisory fees for the period ended June 30, 2014 were $606,995.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 1.10% of the average daily net assets of the Fund through April 30, 2015. For the period ended June 30, 2014, the Adviser reimbursed the Fund $63,038.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. The balance of recoverable expenses to the Adviser as of June 30, 2014 was $772,254. Of this balance, $227,275 will expire in 2014, $251,373 will expire in 2015, $230,568 will expire in 2016, and $63,038 will expire in 2017.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.25% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the period ended June 30, 2014, fees paid to the Distributor under the Plan were $252,913.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the period ended June 30, 2014, sales charges received by the Distributor were $689,412. A contingent deferred sales charge of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $3,500, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the period ended June 30, 2014, the Fund was allocated $4,768 of the Chief Compliance Officer’s salary.

Note 4 – Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Board. At June 30, 2014, the Spirit of America Income Fund held

32	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

illiquid restricted securities representing 1% of net assets, as listed below:

Issuer Description	Acquisition Date	Principal Amount	Cost	Value
Corporate Bonds
Exelon Generation Co. LLC, 5.60%, 06/15/42	7/12/2012	$400,000	$422,454	$434,978
MetLife Capital Trust X, 9.25%, 04/08/38	6/4/2013	1,500,000	2,115,489	2,137,500

Note 5 – Concentration and Other Risks

The Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Fund may invest in junk bonds.

The Fund may be affected by credit risk of lower grade securities, which is the possibility that municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

Other risks include income risk, liquidity risk, prepayment risk on collateralized mortgage obligations, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and exchange traded funds risk.

Note 6 – Federal Income Taxes

The tax character of distributions paid during the years ended December 31, 2013 and 2012 were as follows:

Tax Basis Distributions

	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions
12/31/2013	$11,072,499	$—	$—	$1,278,580	$12,351,029
12/31/2012	$10,571,079	$—	$853,492	$—	$11,424,571

INCOME FUND	33

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

As of December 31, 2013, the components of accumulated distributable earnings for the Fund on a tax basis were as follows:

Unrealized depreciation	$(2,626,204)
Other accumulated losses	(2,267,066)

Total accumulated earnings (losses)	$(4,893,270)

Other accumulated losses consist of distribution payable of $265,672 not deducted for tax purposes and post-October losses.

At December 31, 2013, the Fund had short-term capital loss carryforwards of $864,342, which do not expire, and Deferred Post-October Losses, of $1,136,962 The difference between appreciation for book purposes and tax purposes is due to Trust Preferred securities.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the four year period ended December 31, 2013, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7 – Line of Credit

During the period ended June 30, 2014, the Spirit of America Funds each respectively entered into an agreement with The Huntington National Bank, the custodian of the Funds’ investments, to open secured lines of credit, all expiring on May 27, 2015. Borrowing under this agreement bear interest at LIBOR plus 1.500%. Maximum borrowings for each Fund are lesser of $3,000,000 or 30% of the Fund’s daily market value.

Income Fund
Total bank line of credit as of June 30, 2014	$3,000,000
Average borrowings during period	156,180
Number of days outstanding*	24
Average interest rate during period	1.656%
Highest balance drawn during period	958,169
Highest balance interest rate	1.667%
Interest expenses incurred	$173
Interest rate at June 30, 2014	1.653%

*	Number of days outstanding represents the total days during the period ended June 30, 2014 that the Fund utilized the line of credit.

Note 8 – Other Matters

On May 7, 2010, each of William Mason, the Portfolio Manager for the Income Fund, and DLA, the Funds’ principal underwriter and distributor, received a Notice of Complaint from the Department of Enforcement of the Financial Industry Regulatory Authority (“FINRA”) dated May 7, 2010, relating to Mr. Mason’s activities as head of the fixed income trading department of DLA and DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Complaint alleges that each of Mr. Mason and DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. On April 4, 2012, a FINRA hearing panel issued a decision in this matter and assessed monetary fines and other sanctions against DLA and Mr. Mason, including a suspension of Mr. Mason from association with a FINRA member firm for six (6) months. Both DLA and Mr. Mason appealed the decision.

34	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

On May 27, 2011, FINRA filed a complaint against DLA, the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed Apple REITs. In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and prospects of the earlier closed Apple REITs and/or Apple REIT. On October 22, 2012, DLA, Mr. Lerner and Mr. Mason settled all of the foregoing FINRA investigations and actions involving Apple REIT securities and municipal bond and collateralized mortgage obligation pricing. Without admitting or denying the allegations, in connection with the settlement, DLA, Mr. Lerner and Mr. Mason each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of one year and in any principal capacity for a period of two years, in each case beginning on November 19, 2012; and Mr. Mason agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of six months, which suspension ended on June 16, 2013. The fines and suspensions do not involve the Income Fund or the Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. On April 23, 2014, the United States Court of Appeals for the Second Circuit substantially affirmed the April 3, 2013 decision of United States District Judge, Kiyo A. Matsumoto, dismissing with prejudice the class action complaint in In Re Apple REITs Litigation. The Second Circuit held that Judge Matsumoto correctly found that there were no material misrepresentations or omissions in the offering materials for Apple REITs Six through Ten. The appeals court upheld dismissal of ten of the thirteen claims in the case, including all federal and state securities law claims, and also upheld Judge Matsumoto’s refusal to allow plaintiffs to amend their complaint. The appeals court remanded three state common law claims to the District Court for the Eastern District of New York for further proceedings. DLA expects the District Court to dismiss the remaining state common law claims, although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their remaining claims against DLA and/or David Lerner that such outcome would not materially affect DLA’s ability to act as the Income Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser, nor the Income Fund was a party to any of the investigations or actions listed in this section.

In October 2013, a class action litigation, titled Lewis v. Delaware Charter Guarantee & Trust Company, et al., (the “Litigation”) was commenced in federal court in Nevada against DLA, the Fund’s principal underwriter and distributor, along with other defendants, alleging, inter alia, breach of fiduciary duty,

INCOME FUND	35

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

aiding and abetting breach of fiduciary duty, negligence and misrepresentation. The plaintiffs, purportedly customers who maintain individual retirement accounts at DLA which contained non-traded REIT securities, allege, among other things, that the defendants failed to accurately provide annual fair market values for those REIT securities. The Litigation was transferred to the U.S. District Court for the Eastern District of New York and is currently pending. DLA expects that the Litigation will be dismissed, although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their claims against DLA that such outcome would not materially affect DLA’s ability to act as the Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. The Adviser was not a party to the Litigation.

Note 9 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

36	SPIRIT OF AMERICA

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Income Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43219

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America Income Fund, call (800) 452-4892 or (610) 382-7819.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2014 Spirit of America        SOAIN-SAR14

SEMI-ANNUAL REPORT

JUNE 30, 2014

MESSAGE TO OUR SHAREHOLDERS (UNAUDITED)

Dear Shareholder,

We are pleased to send you the Semi-Annual Report for The Spirit of America Income and Opportunity Fund, (the “Fund”). The Fund began operations on July 4, 2013.

We hope you are as excited as we are to be a part of a new fund, which we anticipate will continue to grow and is designed to deliver attractive returns to our investors. During its first year of existence the Fund has experienced an increase in assets under management and we look forward to continued inflows and further development in the upcoming year.

We firmly believe that striving for the optimal balance between yield and risk will position us to achieve long term success. Our dedication to providing our investors with a fund that will merit their long term commitment and satisfaction has never been stronger. Now is an excellent time to team up with your Investment Counselor to evaluate your portfolio and make sure you are properly positioned to achieve your investment goals for the upcoming year.

We have been proud to watch the increasing number of investors in the Fund. We appreciate your support of our fund and look forward to your continued investment in The Spirit of America Income and Opportunity Fund.

Sincerely,

David Lerner	William Mason
President	Portfolio Manager
Spirit of America Investment Fund, Inc.

INCOME & OPPORTUNITY FUND	1

MANAGEMENT DISCUSSION (UNAUDITED)

Economic Summary

The Federal Reserve announced it will reduce its monthly asset purchases by $10 billion beginning in July. The Fed said it is making “a further measured reduction” in the pace of its asset purchases and will buy longer-term Treasuries at a rate of $20 billion instead of $25 billion per month and mortgage-backed securities at a rate of $15 billion rather than $20 billion per month. The Fed believes that the sizable and still-increasing holdings of longer-term securities should maintain downward pressure on longer-term interest rates, support mortgage markets, and help to make broader financial conditions more accommodative.

At the end of June, the Bureau of Economic Analysis released its third and final estimate of real gross domestic product (GDP) for the first three months of 2014. GDP fell at a seasonally adjusted annual rate of 2.9% in the first quarter. This is the largest contraction since the recession ended nearly five years ago. The final number compares to growth in GDP of 2.6% in the fourth quarter of 2013. This Bureau had previously revised the number to negative 1% from a growth of 0.1%.

Nonfarm payrolls increased 288,000 jobs in June and the unemployment rate fell to 6.1%, the lowest level since September 2008. Data for April and May were revised to show a total of 29,000 more jobs created than previously reported. The economy has added an average of 231,000 jobs per month this year, the highest six-month average since 2006.

Market Commentary

The first half of 2014 saw an increase in both debt and equity markets. At the end of June the S&P 500 saw its fifth consecutive month of gains and the biggest second-quarter gain since 2009. Over the first six months of the year the S&P 500 rose 6.1%, the Dow Jones Industrial Average rose 1.5%, and the Nasdaq Composite rose 5.5%.

The Fund invests a portion of its assets in Master Limited Partnerships (MLPs). The Alerian MLP Index (AMZ), a capitalization-weighted composite of 50 energy Master Limited Partnerships, had a total return of 16.28% for the period of December 31, 2013 through June 30, 2014. At the same time the S&P 500 had a total return of 7.12%.

Treasuries rose for a second straight quarter, adding to first-half gains that erased almost all of 2013’s losses. Factors contributing to the demand for Treasuries include an uneven U.S. economy and conflict in Iraq and Ukraine. Over the first six months of the year the 30-Year U.S. Treasury yield moved from a 3.92 on January 2nd to a 3.36 on June 30th. At the same time the 30-Year AAA Taxable Municipal Market Data (MMD) yield moved from a 4.79 on January 2nd to a 3.98 on June 30th.

Fund Summary

The Spirit of America Income and Opportunity Fund, (SOAIX) (the “Fund”) is the newest fund in the Spirit of America Family of Funds. The Fund’s objective is to provide shareholders with current income and the potential for capital appreciation. The emphasis of the Fund is focused on investing in a diversified portfolio of equity securities, fixed income securities, REIT’s, and master limited partnerships (MLPs).

At the end of the first half of 2014, the Fund had over 37% of its assets invested in taxable municipal bonds, over 29% in preferred stock, over 18% in master limited partnerships (MLPs), over 9% in corporate bonds, and over 3% in non-MLP common stock positions.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model. We invest the old fashioned

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

way — utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on experience.

Return Summary

The Spirit of America Income and Opportunity Fund, SOAOX (the “Fund”), had a total return for the first six months of 2014 of 12.00% (no load, gross of fees) as of June 30, 2014. This compares to the 3.93% return of its benchmark, the Barclays U.S. Aggregate Bond Index, for the same period. That result does not take the Fund’s sales charge and expense ratio into account.

As we mentioned earlier, the price increased on both the long US Treasury Bond and the long Taxable Municipal Market Data scale over the first six months of 2014. The upward trajectory of the bond market led the fixed income securities to increase in value contributing to the Fund’s positive return. The major reason for the Fund’s outperformance versus the index was that the average maturity of the index was shorter than the average maturity of the Fund. Bonds with longer maturities experience greater price movement when interest rates change.

Another factor that contributed to the Fund’s outperformance was the decision to invest a portion of the portfolio in Master Limited Partnerships (MLP’s). As we have noted, the Alerian MLP Index had a total return for the first half of the year of 16.28%.

Including the sales charge and expenses, as of June 30, 2014, the Fund’s return for the first six months of the year was 6.02%. The Fund, which began operations in July 2013, had a return since inception of 4.28% as June 30, 2014.

We plan to proceed with the same game plan we have employed since the Fund began: pursuing a balance between yield and risk.

INCOME & OPPORTUNITY FUND	3

Summary of Portfolio Holdings (Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America Income & Opportunity Fund

June 30, 2014

Municipal Bonds	38.03%	$5,576,519
Preferred Stocks	29.85	4,376,415
Common Stocks	22.41	3,285,666
Corporate Bonds	9.21	1,351,054
Money Market	0.50	73,388
Total Investments	100.00%	$14,663,042

4	SPIRIT OF AMERICA

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graph below compares the increase in value of a $10,000 investment in the Fund with the performance of the Barclays U.S. Aggregate Bond Index. The values and returns for the Fund include reinvested distributions, and the impact of the maximum sales charge of 4.75% placed on purchases. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Average Annual Total Returns

For the Period Ended June 30, 2014

Six Months (with sales charge)[b]	6.02%	[a]
Six Months (without sales charge)[b]	11.31%
Since Inception (with sales charge)[b]	4.28%	[a]
Since Inception (without sales charge)[b]	9.50%

Past performance is not indicative of future results.

a	Reflects a 4.75% front-end sales charge.

b	Inception date: July 8, 2013.

Growth of $10,000

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

*	Fund commenced operations July 8, 2013.
**	The Barclays U.S. Aggregate Bond Index benchmark is based on a start date of July 8, 2013.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-452-4892.

The Barclays U.S. Aggregate Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

INCOME & OPPORTUNITY FUND	5

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE PERIOD JANUARY 1, 2014 TO JUNE 30, 2014

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America Income & Opportunity Fund

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$1,113.10	1.27%	$6.67
Hypothetical 5% Return	$1,000.00	$1,018.48	1.27%	$6.37

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (181), then divided by 365.

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value
Municipal Bonds 37.03%

Alabama 6.39%
Health Care Authority for Baptist Health/The, Hospital Improvements, Refunding Revenue Bonds, Series A, 5.50%, 11/15/43	$1,000,000	$961,930

Arizona 4.18%
City of Tucson AZ, Certificate Participation, Refunding Revenue Bonds, (AGM), 4.83%, 07/01/34	620,000	628,947

California 4.68%
San Bernardino Community College District, Public Improvements, General Obligation Unlimited, Series C, 7.63%, 08/01/44	505,000	705,404

Georgia 7.54%
Municipal Electric Authority of Georgia, Electric Lights & Power Improvements, Build America Refunding Revenue Bonds, Series A, 7.06%, 04/01/57	1,000,000	1,135,180

Nevada 0.84%
County of Washoe, Public & Highway Improvements, Build America Revenue Bonds, 7.97%, 02/01/40	100,000	127,093

New York 2.13%
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Miscellaneous Purposes Revenue Bonds, (State Aid Withholding), 5.00%, 07/15/30	300,000	320,832

Ohio 1.58%
Princeton, OH, School Improvements, Build America Bonds, General Obligation Unlimited, Series C, Callable 12/01/20 @ 100, 6.39%, 12/01/47	235,000	237,930

Tennessee 4.31%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Revenue Bonds, 7.43%, 07/01/43	500,000	648,490

See accompanying notes to financial statements.

INCOME & OPPORTUNITY FUND	7

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED

	Principal Amount	Market Value

Texas 5.38%
El Paso Downtown Development Corp., Recreational Facility Improvements, Revenue Bonds, Series B, 7.25%, 08/15/43	$750,000	$810,713
Total Municipal Bonds (Cost $5,317,604)		5,576,519

	Shares

Preferred Stocks 29.06%

Consumer Staples 0.79%
CHS, Inc., Series B, 7.88%	4,000	$118,240

Energy 2.27%
Goodrich Petroleum Corp., Series D, 9.75%	8,850	239,835
Miller Energy Resources, Inc., Series D, 10.50%	4,000	102,480
		342,315

Financials 9.80%
Aegon NV, 8.00%	2,000	58,180
Aegon NV, 6.38%	10,000	255,600
Aviva PLC, 8.25%	2,000	56,900
Citigroup, Inc., Series K, 6.88%	12,000	325,680
JPMorgan Chase & Co, Series W, 6.30%	10,000	250,000
Zions Bancorp., 6.95%	20,000	529,800
		1,476,160

Industrials 0.35%
Pitney Bowes, Inc., 6.70%	2,000	51,880

Real Estate Investment Trusts 14.80%
Alexandria Real Estate Equities, Inc., Series E, 6.45%	10,800	271,620
American Realty Capital Properties. Inc., Series F, 6.70%	8,529	199,834
CBL & Associates Properties, Inc., Series D, 7.38%	4,800	121,680
CommonWealth REIT, Series E, 7.25%	5,000	128,900
CommonWealth REIT, 7.50%	10,000	207,500
DDR Corp., Series K, 6.25%	2,500	59,750
DDR Corp., Series J, 6.50%	9,000	223,470
Digital Realty Trust, Inc., Series F, 6.63%	5,000	122,750
Hudson Pacific Properties, Inc., Series B, 8.38%	6,000	159,060
LaSalle Hotel Properties, Series H, 7.50%	10,339	269,538
Realty Income Corp., Series F, 6.63%	4,500	117,675

See accompanying notes to financial statements.

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Shares	Market Value

Real Estate Investment Trusts (cont.)
SL Green Realty Corp., Series I, 6.50%	8,100	$198,450
Taubman Centers, Inc., Series J, 6.50%	6,000	149,100
		2,229,327

Telecommunication Services 0.69%
Qwest Corp., 7.38%	2,000	52,860
United States Cellular Corp., 6.95%	2,000	50,980
		103,840

Utilities 0.36%
Entergy Mississippi, Inc., 6.00%	2,150	54,653
Total Preferred Stocks (Cost $4,200,591)		4,376,415

Common Stocks 21.82%

Energy 18.08%
Atlas Pipeline Partners LP	7,500	$258,000
Atlas Resource Partners LP	27,250	552,630
BreitBurn Energy Partners LP	11,370	251,504
Calumet Specialty Products Partners LP	7,700	244,860
Crestwood Midstream Partners LP	11,500	253,805
Enbridge Energy Partners LP	5,511	203,521
Energy Transfer Partners LP	3,113	180,461
Kinder Morgan Energy Partners LP	3,082	253,371
Marlin Midstream Partners LP	12,400	252,836
Williams Partners LP	5,000	271,450
		2,722,438

Financials 2.53%
Arlington Asset Investment Corp.	10,000	273,300
BGC Partners, Inc.	14,500	107,880
		381,180

Real Estate Investment Trusts 1.21%
Digital Realty Trust, Inc.	1,750	102,060
Lexington Realty Trust	7,265	79,988
		182,048
Total Common Stocks (Cost $3,150,397)		3,285,666

See accompanying notes to financial statements.

INCOME & OPPORTUNITY FUND	9

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

	Principal Amount	Market Value

Corporate Bonds 8.97%
Ford Motor Co., 9.98%, 02/15/47	$500,000	$779,804
Wells Fargo & Co., Series K, 7.98%, 03/29/49 (a)	500,000	571,250
Total Corporate Bonds (Cost $1,277,395)		1,351,054

	Shares

Money Market 0.49%
Fidelity Institutional Money Market Funds — Prime Money Market Portfolio, 0.06% (b)	73,388	$73,388
Total Money Market
(Cost $73,388)		73,388

Total Investments – 97.37%
(Cost $14,019,375*)		14,663,042
Other Assets in Excess of Liabilities — 2.63%		396,663

NET ASSETS — 100.00%		$15,059,705

(a)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2014.
(b)	Rate disclosed is the seven day yield as of June 30, 2014.

AGM - Assured Guaranty Municipal Corp.

REIT - Real Estate Investment Trust.

*	Aggregate cost for federal income tax purposes is $14,019,375 and net unrealized appreciation consists of:

Gross unrealized appreciation	$678,257
Gross unrealized depreciation	(34,590)
Net unrealized appreciation	$643,667

See accompanying notes to financial statements.

10	SPIRIT OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES	JUNE 30, 2014 (UNAUDITED)

ASSETS
Investments in securities at value (cost $14,019,375) (Note 1)	$14,663,042
Receivable for Fund shares sold	274,784
Dividends and interest receivable	150,820
Prepaid expenses	12,909
TOTAL ASSETS	15,101,555

LIABILITIES
Payable for Fund shares redeemed	12,733
Payable for investment advisory fees	1,145
Payable for distributions to shareholders	10,110
Payable for distribution fees (Note 3)	2,642
Payable to custodian	1,232
Payable for audit fees	10,307
Payable for printing fees	3,362
Payable for transfer agent fees	33
Other accrued expenses	286
TOTAL LIABILITIES	41,850
NET ASSETS	$15,059,705
Net assets applicable to 1,437,005 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$15,059,705
Net asset value and redemption price per share ($15,059,705 ÷ 1,437,005 shares)	$10.48
Maximum offering price per share ($10.48 ÷ 0.9525)	$11.00

SOURCE OF NET ASSETS
As of June 30 2014, net assets consisted of:
Paid-in capital	$14,422,461
Accumulated undistributed net investment income	62,952
Accumulated net realized loss on investments	(69,375)
Net unrealized appreciation on investments	643,667
NET ASSETS	$15,059,705

See accompanying notes to financial statements.

INCOME & OPPORTUNITY FUND	11

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2014 (Unaudited)

INVESTMENT INCOME
Dividends	$208,662
Interest	122,323
TOTAL INVESTMENT INCOME	330,985

EXPENSES
Investment Advisory fees (Note 3)	29,773
Distribution fees (Note 3)	11,451
Accounting and Administration fees	3,829
Auditing fees	11,007
Chief Compliance Officer salary (Note 3)	169
Custodian fees	2,005
Directors' fees	523
Legal fees	585
Printing expense	6,992
Transfer Agent fees	3,720
Line of credit fees	126
Interest expense	937
Offering costs	6,384
Other expenses	3,636
TOTAL EXPENSES	81,137
Fees waived and reimbursed by Adviser (Note 3)	(22,561)
NET EXPENSES	58,576
NET INVESTMENT INCOME	272,409

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investment transactions	(69,375)
Net change in unrealized appreciation/depreciation of investments	794,429
Net realized and unrealized gain on investments	725,054
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$997,463

See accompanying notes to financial statements.

12	SPIRIT OF AMERICA

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2014 (Unaudited)	For the Period Ended December 31, 2013 (a)

OPERATIONS
Net investment income	$272,409	$74,423
Net realized gain (loss) on investment transactions	(69,375)	11,129
Net change in unrealized appreciation/depreciation of investments	794,429	(150,762)
Net increase (decrease) in net assets resulting from operations	997,463	(65,210)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investments income	(202,707)	(82,815)
Distributions from realized gains	—	(9,487)
Distributions from return of capital	—	(30,823)
Total distributions to shareholders	(202,707)	(123,125)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	7,808,173	7,708,427
Shares issued from reinvestment of distributions	158,399	95,758
Shares redeemed	(1,099,319)	(218,154)
Increase in net assets derived from capital share transactions	6,867,253	7,586,031
Total Increase in net assets	7,662,009	7,397,696

NET ASSETS
Beginning of period	7,397,696	—
End of period	$15,059,705	$7,397,696

Accumulated undistributed net investment income (loss) included in net assets at end of period	$62,952	$(6,750)

Transactions in capital stock were:
Shares sold	761,729	781,892
Shares issued from reinvestment of distributions	15,490	9,904
Shares redeemed	(109,503)	(22,507)
Increase in shares outstanding	667,716	769,289

(a) For the period July 8, 2013 (commencement of operations) to December 31, 2013

See accompanying notes to financial statements.

INCOME & OPPORTUNITY FUND	13

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Six Months Ended June 30, 2014 (Unaudited)	For the Period Ended December 31, 2013*
Net Asset Value, Beginning of Period	$9.62	$10.00

Income from Investment Operations:
Net investment income	0.27	0.14
Net realized and unrealized gain
Net realized and unrealized loss on investments	0.81	(0.31)
Total income from investment operations	1.08	(0.17)

Less Distributions:
Distributions from net investment income	(0.22)	(0.15)
Distributions from capital gains	—	(0.01)
From return of capital	—	(0.05)
Total distributions	(0.22)	(0.21)

Net Asset Value, End of Period	$10.48	$9.62
Total Return¹	11.31%[2]	(1.63)%[2]

Ratios/Supplemental Data:
Net assets, end of period (000)	$15,060	$7,398
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.76%[3,4]	2.72%[3]
After expense reimbursement or recapture	1.27%[3,4]	1.50%[3]
Ratio of net investment income to average net assets	5.92%[3]	3.25%[3]
Portfolio turnover	5.27%[2]	11.52%[2]

1 Calculation does not reflect sales load.

2 Calculation is not annualized.

3 Calculation is annualized.

4 Includes interest expense of 0.02%.

* For the period July 8, 2013 (commencement of operations) to December 31, 2013.

See accompanying notes to financial statements.

14	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS	JUNE 30, 2014 (UNAUDITED)

Note 1 – Significant Accounting Policies

Spirit of America Income & Opportunity Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end non-diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on July 8, 2013. The Fund seeks to achieve its investment objective of providing shareholders with current income and the potential for capital appreciation by investing a substantial percentage of its total assets in a portfolio of common and preferred stocks, fixed income securities of any grade, as well non-rated fixed income securities, both short-term and long-term, including zero-coupon securities, taxable and tax-free municipal bonds, income producing convertible securities, corporate bonds, including high-yield U.S. corporate bonds, floating rate bonds and step coupon bonds, municipal lease agreements, certificates of participation and collateralized mortgage obligations (“CMOs”), U.S. government agency securities, including securities issued by the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and the Government National Mortgage Association (“GNMA”), equity real estate investment companies (“REITs”), which are subject to federal income tax, and Master Limited Partnerships (“MLPs”). The Fund offers one class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or

INCOME & OPPORTUNITY FUND	15

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

•	liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

The summary of inputs used to value the Fund’s net assets as of June 30, 2014 is as follows:

Income & Opportunity Fund

Valuation Inputs	Level 1	Level 2	Level 3	Total
Investment in Securities
Municipal Bonds	$—	$5,576,519	$—	$5,576,519
Preferred Stocks	4,376,415	—	—	4,376,415
Common Stocks	3,285,666	—	—	3,285,666
Corporate Bonds	—	1,351,054	—	1,351,054
Money Market Securities	73,388	—	—	73,388

Total	$7,735,469	$6,927,573	$—	$14,663,042

During the period ended June 30, 2014, there were no transfers between levels. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes.

Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be declared daily and paid monthly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions

16	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

are taxable to the shareholders whether received in cash or reinvested in shares.

Note 2 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the period ended June 30, 2014, excluding short-term investments, were $7,362,406 and $512,390, respectively.

Note 3 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.65% of the Fund’s average daily net assets. Investment advisory fees for the period ended June 30, 2014 were $29,773.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 1.50% of the average daily net assets of the Fund through December 31, 2014. The waiver does not include 12b-1 fees, front end or contingent deferred loads, taxes, interest, dividend expenses on short sales, brokerage commissions or expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation. For the period ended June 30, 2014, the Adviser reimbursed the Fund $22,561.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. The balance of recoverable expenses to the Adviser as of June 30, 2014 was $50,486. Of this balance, $27,925 will expire in 2016 and $22,561 will expire in 2017.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.25% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the period ended June 30, 2014, fees paid to the Distributor under the Plan were $11,451.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the period ended June 30, 2014, sales charges received by the Distributor were $315,978. A contingent deferred sales charge of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $3,500, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the period ended June 30, 2014, the Fund was allocated $169 of the Chief Compliance Officer’s salary.

Note 4 – Concentration and Other Risks

The Fund is non-diversified such that the Fund may invest a larger percentage of its assets in a given security than a diversified fund.

INCOME & OPPORTUNITY FUND	17

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

The Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Fund may invest in junk bonds.

The Fund may be affected by credit risk of lower grade securities, which is the possibility that municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

Other risks include income risk, liquidity risk, prepayment risk on collateralized mortgage obligations, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and exchange traded funds risk.

Note 5 – Federal Income Taxes

The tax character of distributions paid during the period ended December 31, 2013 were as follows:

Tax Basis Distributions

	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions
12/31/2013	$82,975	$—	$2,577	$30,823	$116,375

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

As of December 31, 2013, the components of accumulated distributable earnings (losses) for the Fund on a tax basis were as follows:

Unrealized depreciation	$(150,762)
Other accumulated losses	(6,750)

Total accumulated earnings (losses)	$(157,512)

Other accumulated losses consist of distribution payable of $6,750 not deducted for tax purposes and post-October losses.

18	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

At December 31, 2013, the Fund had no capital loss carryforwards and Deferred Post-October Losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the period ended December 31, 2013, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6 – Line of Credit

During the period ended June 30, 2014, the Spirit of America Funds each respectively entered into an agreement with The Huntington National Bank, the custodian of the Funds’ investments, to open secured lines of credit, all expiring on May 27, 2015. Borrowing under this agreement bear interest at LIBOR plus 1.500%. Maximum borrowings for each Fund are lesser of $3,000,000 or 30% of the Fund’s daily market value.

Income and Opportunity Fund
Total bank line of credit as of June 30, 2014	$3,000,000
Average borrowings during period	109,483
Number of days outstanding*	31
Average interest rate during period	1.656%
Highest balance drawn during period	581,173
Highest balance interest rate	1.667%
Interest expense incurred	$937
Interest rate at June 30, 2014	1.653%

*	Number of days outstanding represents the total days during the period ended June 30, 2014 that the Fund utilized the line of credit.

Note 7 – Other Matters

On May 7, 2010, each of William Mason, the Portfolio Manager for the Income and Opportunity Fund, and DLA, the Funds’ principal underwriter and distributor, received a Notice of Complaint from the Department of Enforcement of the Financial Industry Regulatory Authority (“FINRA”) dated May 7, 2010, relating to Mr. Mason’s activities as head of the fixed income trading department of DLA and DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Complaint alleges that each of Mr. Mason and DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. On April 4, 2012, a FINRA hearing panel issued a decision in this matter and assessed monetary fines and other sanctions against DLA and Mr. Mason, including a suspension of Mr. Mason from association with a FINRA member firm for six (6) months. Both DLA and Mr. Mason appealed the decision.

On May 27, 2011, FINRA filed a complaint against DLA, the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed Apple REITs. In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of

INCOME & OPPORTUNITY FUND	19

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and prospects of the earlier closed Apple REITs and/or Apple REIT. On October 22, 2012, DLA, Mr. Lerner and Mr. Mason settled all of the foregoing FINRA investigations and actions involving Apple REIT securities and municipal bond and collateralized mortgage obligation pricing. Without admitting or denying the allegations, in connection with the settlement, DLA, Mr. Lerner and Mr. Mason each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of one year and in any principal capacity for a period of two years, in each case beginning on November 19, 2012; and Mr. Mason agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of six months, which suspension ended on June 16, 2013. The fines and suspensions do not involve the Income and Opportunity Fund or the Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. On April 23, 2014, the United States Court of Appeals for the Second Circuit substantially affirmed the April 3, 2013 decision of United States District Judge, Kiyo A. Matsumoto, dismissing with prejudice the class action complaint in In Re Apple REITs Litigation. The Second Circuit held that Judge Matsumoto correctly found that there were no material misrepresentations or omissions in the offering materials for Apple REITs Six through Ten. The appeals court upheld dismissal of ten of the thirteen claims in the case, including all federal and state securities law claims, and also upheld Judge Matsumoto’s refusal to allow plaintiffs to amend their complaint. The appeals court remanded three state common law claims to the District Court for the Eastern District of New York for further proceedings. DLA expects the District Court to dismiss the remaining state common law claims, although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their remaining claims against DLA and/or David Lerner that such outcome would not materially affect DLA’s ability to act as the Income and Opportunity Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser, nor the Income and Opportunity Fund was a party to any of the investigations or actions listed in this section.

In October 2013, a class action litigation, titled Lewis v. Delaware Charter Guarantee & Trust Company, et al., (the “Litigation”) was commenced in federal court in Nevada against DLA, the Fund’s principal underwriter and distributor, along with other defendants, alleging, inter alia, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence and misrepresentation. The plaintiffs, purportedly customers who maintain individual retirement accounts at DLA which contained non-traded REIT securities, allege, among other things, that the defendants failed to accurately provide annual fair market values for those REIT securities. The Litigation was transferred to the U.S. District Court for the Eastern District of New York and is currently pending. DLA expects that the Litigation will be dismissed, although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their claims against DLA that such outcome would not materially affect DLA’s ability to act as the Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. The Adviser was not a party to the Litigation.

20	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2014 (UNAUDITED)

Note 8 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

INCOME & OPPORTUNITY FUND	21

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Income & Opportunity Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43219

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America Income and Opportunity Fund, call (800) 452-4892 or (610) 382-7819.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2014 Spirit of America        SOAIO-SAR14

Item 2.	Code of Ethics.

NOT APPLICABLE – disclosed with annual report

Item 3.	Audit Committee Financial Expert.

NOT APPLICABLE – disclosed with annual report

Item 4.	Principle Accountant Fees and Services.

NOT APPLICABLE – disclosed with annual report

Item 5.	Audit Committee of Listed Companies.

NOT APPLICABLE – applies to listed companies only

Item 6.	Schedule of Investments.

Schedule filed with Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8.	Portfolio Managers of Closed-End Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of August 27, 2014, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not Applicable – filed with annual report

(a)(2) Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Spirit of America Funds, Inc.

By (Signature and Title)*	/s/ David Lerner
David Lerner, Principal Executive Officer

Date     8/27/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David Lerner
David Lerner, Principal Executive Officer

Date     8/27/14

By (Signature and Title)*	/s/ Alan P. Chodosh
Alan P. Chodosh, Principal Financial Officer

Date     8/27/14